                                   SECURITY
                                   FUNDS

                                   ANNUAL
                                   REPORT

                                   SEPTEMBER 30, 2001

                                   SECURITY EQUITY FUND
                                   -Enhanced Index Series (p. 17)
                                   -Equity Series (p. 12)
                                   -Global Series (p. 7)
                                   -International Series (p. 39)
                                   -Large Cap Growth Series (p. 44)
                                   -Mid Cap Value Series (p. 3)
                                   -Select 25 Series (p. 36)
                                   -Small Cap Growth Series (p. 48)
                                   -Social Awareness Series (p. 27)
                                   -Technology Series (p. 52)
                                   -Total Return Series (p. 31)

                                   SECURITY GROWTH AND INCOME FUND (P. 55)

                                   SECURITY ULTRA FUND (P. 59)

                                   [SECURITIES DISTRIBUTORS, INC. LOGO]
                                   SECURITY DISTRIBUTORS, INC.
                                   A Member of The Security Benefit
                                   Group of Companies

CHAIRMAN OF THE BOARD'S COMMENTARY
-------------------------------------------------------------------------------
NOVEMBER 15, 2001

[John Cleland Photo]

John Cleland

TO OUR SHAREHOLDERS:

The shocking events of September 11 represent perhaps the greatest human tragedy that the United States has ever experienced. This tragedy may have put into play a series of events that will turn out to represent the beginning of the end of the bear market that most investors have been experiencing for the last two years. Clearly, our economy was about to enter a period of recession as a result of the liquidation of the excessive inventory buildup resulting from the bubble effect of Y2K, coupled with general global economic weakness.

Interest rate cuts orchestrated by the Federal Reserve had not by themselves begun to re-stimulate investment spending. However, with the events of September 11, the picture has changed dramatically. Now, in addition to an accommodative monetary policy by the Fed, a politically unified Congress prepares to embark on the fiscal spending necessary to build our defense and intelligence capabilities, as well as restore New York, the Pentagon and the telecommunications and technology infrastructure.

A combination of stimulative fiscal policy and accommodative monetary policy will, at some point, stimulate the economic growth necessary to revitalize corporate earnings. In that environment lies the expectation for an upward move in equity prices. We don't know the exact moment when this triggerpoint will be reached, but we do have a high level of confidence that it is forthcoming. In the meantime, we expect market volatility to remain at extremely high levels.

The world is a changed place. The war on terrorism will be fought in ways that none of us has ever seen before, and over an uncertain time horizon. This gives the market many opportunities for the law of unintended consequences to produce additional shocks from time to time, as the market continues to abhor uncertainty.

Investors should remember that in periods such as this, time is an investor's best friend. Using a dollar cost averaging approach(1), with the commitment of regular sums into the equity market over an extended period of time, investors can use market volatility to their advantage.

In the following pages, our investment professionals will discuss their individual portfolios and strategies. We appreciate your continued confidence in us, and as always, we invite your comments and questions at any time.

Sincerely,



/s/ John Cleland
------------------------
John Cleland, Chairman
The Security Funds

(1) Dollar cost averaging does not assure profits or protect against loss in a declining market.

-------------------------------------------------------------------------------

PRESIDENT'S COMMENTARY
-------------------------------------------------------------------------------
NOVEMBER 15, 2001

[James Schmank Photo]

James Schmank

TO OUR SHAREHOLDERS:

The past 12 months have been challenging for equity investors and portfolio managers alike. We have witnessed national tragedy of unprecedented gravity while experiencing a rapid slowdown in the growth rate of the U.S. economy. Nearly all indices have sustained negative returns for the one-year period, as illustrated in the attached reports. Despite these factors, we remain encouraged about the future of the equity markets. A carefully designed investment plan can help investors ride out these trying, short-term challenges, and reap the benefits as the markets eventually move upward at a healthier, more sustainable pace over a long period of time.

HISTORICALLY, MARKETS RECOVER AFTER TRAGEDY

In periods of extreme volatility, it's tempting to alter one's long-term investment strategy. If history is any indicator, the markets will recover and advance in the years to come. But it's important to stay the course. There could be plenty of uncertainty in the weeks and months ahead, but tools such as dollar cost averaging(1) can help take advantage of volatile market conditions by investing on a steady and regular basis.

DIVERSIFICATION MORE IMPORTANT THAN EVER

We cannot stress enough the importance of developing a long-term investment plan. Investment professionals can help design portfolios that are diversified, flexible and prepared to handle all types of market conditions.

For the past 10 years, investors have tended to under appreciate investing in the fixed income market. However, as the recent past has shown, there is a serious need to consider these types of vehicles in every portfolio. In times when economic conditions are negatively impacting the equity markets, investments in fixed income can help buffer volatility.

THE DREYFUS CORPORATION A WELCOME ADDITION TO OUR SUB-ADVISOR GROUP

The Dreyfus Corporation joined the Security Benefit team early in the 12-month period as the new sub-advisor for the Security Growth & Income Fund. We are very pleased with the initial results. For the 12-month period ending on September 30, the Fund outperformed its benchmark, the S&P Barra Value Stock Index, by 1.21%(2). We look forward to a continued relationship with the portfolio team at Dreyfus.

BETTER TIMES ON THE HORIZON

Please keep your long-term investment goals in mind when evaluating near-term equity investment performance. Equity mutual fund investments are designed for long-term growth, and conditions are positive for equity investors. The Federal Reserve Bank's Open Market Committee has shown repeatedly that it is willing to cut interest rates to try to stimulate growth. Congress is currently exploring spending options to help aid the recovery of the economy. The events since September 11 are creating ongoing volatility for the equity markets, but we believe that they are poised for a significant recovery in the next year.

If you've been dollar cost averaging(1) through this period, congratulations! If you haven't, it's not too late to consult with your financial advisor about this and other strategic tools to help make your long-term investment plan a success.

Sincerely,

/s/ James Schmank
-------------------------
James Schmank, President
The Security Funds

(1) Dollar cost averaging does not assure profits or protect against loss in a declining market.

(2) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.

-------------------------------------------------------------------------------
                                       2

MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
SECURITY EQUITY FUND - MID CAP VALUE SERIES

NOVEMBER 15, 2001

[SECURITY FONDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

[Jim Schier Photo]

Jim Schier Senior Portfolio Manager

TO OUR SHAREHOLDERS:

Security Mid Cap Value Fund started the year very strong. However, as the market sell-off gained momentum and provided opportunities in more economically sensitive areas of the economy, the fund steadily shifted to emphasize technology and energy stocks during the year. The fund was positioned for an economic recovery prior to the national tragedy of September 11 - a strategy that, in hindsight, proved to be premature, as the market recovery has been delayed. The fund returned -4.54% for the 12-month period ending on September 30, 2001, while the benchmark S&P Mid Cap Value Index returned a positive 2.27% over the same period.(1)

INDUSTRIALS AND CONSUMER DISCRETIONARY SECTORS WINNERS

A significant overweighting in industrials helped generate a positive 4.7% return in this sector for the Fund. Military equipment manufacturer Alliant Techsystems was the biggest winner. The purchase of missile defense company Thiokol helped the stock gain 111%. The railroad company, CSX Corporation, benefited from greater coal consumption and returned a positive 49% for the period.

A slight underweighting and careful stock selection in the consumer discretionary area helped the Fund more than double the return of the benchmark in this sector. Mattel, Inc. was up 40% for the year, while Midway Games,Inc. increased 73%, as investors are anticipating a favorable impact on demand as two new game consoles are introduced this holiday season.

ADDITION BY SUBTRACTION

One of the best things that happened for the fund was the fact that we owned no telecommunication service companies for the past year. The sector returned a -25% for the benchmark over the period.

ENERGY LEADS THE DOWNTURN

An overweighting in energy provided the largest drag to results on the Fund. The price of oil and natural gas reacted very swiftly to slower economic results. While the Mid Cap Value Fund had reduced its exposure to the sector early in the year, it was early in adding back to its weighting. At this juncture, the outlook for energy looks compelling, given the depth of exploitable reserves in safe areas of the globe. And this sector will be a clear beneficiary of a firmer economy. Additionally, energy should provide a safe hedge to the uncertainty present in the Middle East.

CONTINUED DISAPPOINTMENTS IN TECHNOLOGY SECTOR

The Fund was underweight in the technology sector. However, stock selection hurt the performance of the Fund. Our technology holdings declined 33%, compared to the benchmark's decline of 26%.

Maxwell Technologies declined 64% for the year, while Axciom Corporation saw its business subside relatively early in the economic contractions and declined 70%.

HEALTHCARE UNDERPERFORMED FOR MID CAP VALUE

The healthcare sector often remains fairly steady during weaker economies, but performed relatively poorly for the Fund. Akorn, Inc. is developing exciting new products for certain eye diseases, such as macular degeneration, but declined 56% for the past 12 months as the company's base business started to experience difficulties. Hooper Holmes, Inc., which provides a healthcare distribution force to collect vital information for life insurance companies, declined 34% as a new competitor entered the market and disrupted the industry's pricing structure. There are signs that things are returning to normal and the company is working on new growth strategies that cause us to remain optimistic in our outlook.

OUTLOOK GOOD FOR SMALL AND MID CAP STOCKS

Small and mid cap stocks have traditionally outperformed larger companies over extended time frames. In our view, they currently are more attractively priced and offer a better value than large cap companies. The events of September have accelerated the market correction, but will likely lead to a shorter recession and quicker rebound as stabilizing forces (such as the economic stimulus package and easier monetary policy) are brought to counteract the situation in a more expeditious manner. We anticipate a favorable continued on page 4


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SECURITY EQUITY FUND - MID CAP VALUE SERIES

NOVEMBER 15, 2001

recovery ahead as we enter a period of possible accelerated growth, which has traditionally been good for small and medium-sized company stocks.


Sincerely,

Jim Schier
Senior Portfolio Manager


(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

                                  PERFORMANCE

           SECURITY MID CAP VALUE SERIES VS. S&P MID CAP VALUE INDEX
                                  [LINE GRAPH]
                          SECURITY MID CAP VALUE FUND

Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
05/01/1997       10,000            571            0                   0              0              9,429
09/30/1997            0              0            0                   0              0             12,125
09/30/1998            0              0            0                   0              0             11,301
09/30/1999            0              0            0                   0              0             15,602
09/30/2000            0              0            0                   0              0             20,350
09/30/2001            0              0            0                   0              0             19,420

                               S&P MID CAP VALUE

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
04/30/1997       10,000              0       10,000              0                   0                  0
09/30/1997            0              0       12,471            5.6                   0                  0
09/30/1998            0              0       11,931           7.78                   0                  0
09/30/1999            0              0       13,124          -4.92                   0                  0
09/30/2000            0              0       16,465           1.48                   0                  0
09/30/2001            0              0       16,838         -11.22                   0                  0

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Mid Cap Value Series on May 1, 1997, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $19,420. By comparison, the same $10,000 investment would have grown to $16,838, based on the S&P Mid Cap Value Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                                    % OF
                                                                 NET ASSETS
                                                                 ----------
W.R. Berkley Corporation                                            4.2%
Computer Sciences Corporation                                       3.3%
Tidewater, Inc.                                                     3.2%
Ocean Energy,Inc.                                                   2.9%
Acxiom Corporation                                                  2.2%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                          1 YEAR             SINCE INCEPTION
                                     ---------------        ------------------
A Shares                                   (4.54%)           18.67%   (5-1-97)
A Shares with sales charge                (10.05%)           17.09%   (5-1-97)
B Shares                                   (5.45%)           17.51%   (5-1-97)
B Shares with CDSC                        (10.18%)           17.25%   (5-1-97)
C Shares                                   (5.42%)           12.96%  (1-29-99)
C Shares with CDSC                         (6.37%)           12.96%  (1-29-99)
S Shares                                      N/A           (12.74%) (2-01-01)
S Shares with CDSC                            N/A           (17.97%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


-------------------------------------------------------------------------------
                                       4

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
MID CAP VALUE SERIES


                                                       NUMBER               MARKET
PREFERRED STOCK                                      OF SHARES              VALUE
--------------------------------------------         ----------          -----------
OIL & GAS EXPLORATION & PRODUCTION - 0.9%
Callon Petroleum Company, Series A .........            34,000           $   753,100

COMMON STOCKS
ADVERTISING - 0.0%
infoUSA, Inc.* .............................             9,800                39,788

AGRICULTURAL PRODUCTS - 2.6%
Archer-Daniels-Midland Company..............           105,000             1,321,950
Sylvan, Inc.*...............................            91,000             1,047,410
                                                                         -----------
                                                                           2,369,360
APPAREL & ACCESSORIES - 0.7%
Kellwood Company(1) ........................            35,000               647,500

APPLICATION SOFTWARE - 2.7%
Captaris, Inc.*.............................           301,000               629,090
JDA Software Group, Inc.* ..................            35,000               459,900
Lightspan*..................................           425,000               505,750
Rational Software Corporation*..............           100,000               866,000
                                                                         -----------
                                                                           2,460,740
AUTO PARTS & EQUIPMENT - 2.8%
Federal Signal Corporation..................            33,000               582,120
Modine Manufacturing Company................            19,800               486,684
Motorcar Parts & Accessories, Inc.*.........            50,000               143,500
TRW, Inc....................................            43,000             1,282,260
                                                                         -----------
                                                                           2,494,564
BANKS - 7.2%
Bank of Montreal............................            26,000               646,100
Commerce Bancshares, Inc....................            45,000             1,692,900
First Midwest Bancorp, Inc..................            22,000               743,160
Hibernia Corporation........................            85,000             1,389,750
Marshall & Ilsley Corporation ..............            21,000             1,190,490
Wilmington Trust Corporation................            16,000               883,200
                                                                         -----------
                                                                           6,545,600
BROADCASTING & CABLE TV - 0.3%
Cinar Corporation (Cl. B)*..................            86,000               249,400

BUILDING PRODUCTS - 1.0%
Crane Company ..............................            40,000               876,800

CATALOG RETAIL - 2.2%
Coldwater Creek, Inc.*......................           110,000             2,013,000

COMMERCIAL PRINTING - 1.1%
Banta Corporation...........................            35,000               975,450

COMMODITY CHEMICALS - 1.4%
Lyondell Chemical Company...................           108,000             1,236,600

COMPUTER HARDWARE - 0.9%
Apple Computer, Inc.* ......................            55,000               853,050

COMPUTER STORAGE & PERIPHERALS - 0.4%
Sandisk Corporation*........................            33,000               325,380

CONSTRUCTION & ENGINEERING - 1.3%
Chicago Bridge & Iron Company N.V...........            60,000           $ 1,197,000

CONSTRUCTION & FARM MACHINERY - 0.2%
ASV, Inc.*..................................            11,600               153,816

DIVERSIFIED CHEMICALS - 1.0%
Engelhard Corporation.......................            40,000               924,000

DIVERSIFIED COMMERCIAL SERVICES - 2.7%
Angelica Corporation........................            99,300               943,350
Profit Recovery Group International, Inc.*..           157,000             1,535,460
                                                                         -----------
                                                                           2,478,810
DIVERSIFIED FINANCIAL SERVICES - 0.4%
Franklin Resources, Inc.....................            11,000               381,370

ELECTRIC UTILITIES - 1.5%
Unisource Energy Corporation................           100,000             1,400,000

ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
Baldor Electric Company.....................            32,800               651,080
Brady Corporation...........................            16,000               476,800
                                                                         -----------
                                                                           1,127,880
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
Benchmark Electronics, Inc.*................            40,000               660,800
Maxwell Technologies, Inc...................           199,000             1,293,500
Trimble Navigation, Ltd.*...................            10,300               157,075
                                                                         -----------
                                                                           2,111,375
ENVIRONMENTAL SERVICES - 0.5%
Casella Waste Systems, Inc.*................            36,700               408,471

FERTILIZERS & AGRICULTURAL CHEMICALS - 1.5%
Potash Corporation of Saskatchewan, Inc.....            25,000             1,392,250

FOOD RETAIL - 0.4%
Casey's General Stores, Inc.................            33,300               395,937

FOOTWEAR - 1.3%
Brown Shoe Company, Inc.....................           107,000             1,214,450

GAS UTILITIES - 2.6%
El Paso Energy Corporation..................            16,000               664,800
Kinder Morgan, Inc..........................            35,000             1,722,350
                                                                         -----------
                                                                           2,387,150
GOLD - 1.1%
Homestake Mining Company....................            70,000               651,000
Newmont Mining Corporation..................            16,000               377,600
                                                                         -----------
                                                                           1,028,600
HEALTH CARE DISTRIBUTORS & SERVICES - 1.7%
Hooper Holmes, Inc..........................           250,000             1,560,000

INDUSTRIAL MACHINERY - 1.3%
Ingersoll-Rand Company......................            10,000               338,000
Quixote Corporation.........................            41,000               861,410
                                                                         -----------
                                                                           1,199,410

-------------------------------------------------------------------------------
                           5 See accompanying notes.

-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
MID CAP VALUE SERIES (CONTINUED)


                                                       NUMBER                MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES               VALUE
--------------------------------------------         ----------            -----------
IT CONSULTING & SERVICES - 6.4%
Acxiom Corporation*(1)......................            215,000            $ 2,021,000
Computer Sciences Corporation ..............             90,000              2,985,300
Tier Technologies, Inc. (Cl.B)* ............             70,000                840,000
                                                                           -----------
                                                                             5,846,300
LEISURE PRODUCTS - 1.9%
Mattel, Inc.................................             75,000              1,174,500
Midway Games, Inc.* ........................             48,000                581,280
                                                                           -----------
                                                                             1,755,780
LIFE & HEALTH INSURANCE - 0.7%
AFLAC, Inc.(1) .............................             24,000                648,000

MULTI-LINE INSURANCE - 2.5%
American International Group, Inc...........              7,527                587,106
Unitrin, Inc................................             44,000              1,681,680
                                                                           -----------
                                                                             2,268,786
MULTI-UTILITIES - 0.8%
Avista Corporation .........................             50,000                680,000

NETWORKING EQUIPMENT - 1.2%
Anixter International, Inc.* ...............             45,600              1,129,968

OFFICE SERVICES & SUPPLIES - 0.0%
Steelcase, Inc..............................              2,100                 26,397

OIL & GAS DRILLING - 3.8%
Pride International, Inc.* .................            186,000              1,934,400
Santa Fe International Corporation .........             70,000              1,487,500
                                                                           -----------
                                                                             3,421,900
OIL & GAS EQUIPMENT & SERVICES - 4.1%
Cooper Cameron Corporation* ................             25,000                820,000
Tidewater, Inc..............................            107,400              2,866,506
                                                                           -----------
                                                                             3,686,506
OIL & GAS EXPLORATION & PRODUCTION - 9.1%
Apache Corporation .........................              3,700                159,063
Callon Petroleum Company* ..................            202,000              1,373,600
Evergreen Resources, Inc.* .................             40,000              1,358,000
Kerr-McGee Corporation .....................              9,300                482,763
Murphy Oil Corporation .....................             18,500              1,338,660
Ocean Energy, Inc...........................            160,000              2,608,000
TransMontaigne, Inc.* ......................            197,000                955,450
                                                                           -----------
                                                                             8,275,536
PACKAGED FOODS - 2.0%
Hormel Foods Corporation ...................             34,000                803,080
Monterey Pasta Company* ....................            156,000                990,600
                                                                           -----------
                                                                             1,793,680
PHARMACEUTICALS - 2.0%
Mylan Laboratories, Inc.....................             56,000              1,826,720


                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER                MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES               VALUE
--------------------------------------------         ----------            -----------
PROPERTY & CASUALTY INSURANCE - 6.9%
Cincinnati Financial Corporation............             35,000            $ 1,456,700
MBIA, Inc...................................             18,750                937,500
W.R. Berkley Corporation* ..................             80,000              3,840,000
                                                                           -----------
                                                                             6,234,200
PUBLISHING & PRINTING - 0.9%
E.W. Scripps Company(1) ....................             13,000                791,830

RAILROADS - 0.3%
CSX Corporation ............................              7,000                220,500

RESTAURANTS - 0.5%
Steak N Shake Company ......................             46,700                462,330

SEMICONDUCTORS - 3.2%
Adaptec, Inc.* .............................            225,000              1,768,500
IXYS Corporation* ..........................             19,900                118,405
Triquint Semiconductor, Inc.................             61,329                980,651
                                                                           -----------
                                                                             2,867,556
SPECIALTY CHEMICALS - 2.0%
Material Sciences Corporation* .............             43,000                356,900
Minerals Technologies, Inc..................             20,000                754,800
Solutia, Inc................................             54,100                670,840
                                                                           -----------
                                                                             1,782,540
TELECOMMUNICATIONS EQUIPMENT - 1.6%
ADTRAN, Inc.* ..............................             75,000              1,432,500
Transcrypt International, Inc.* ............             27,108                 16,265
                                                                           -----------
                                                                             1,448,765
TEXTILES - 0.8%
Unifi, Inc.* ...............................             86,000                705,200

TRUCKING - 1.3%
Covenant Transport, Inc.* ..................            105,500                991,700
Motor Cargo Industries, Inc.* ..............             13,000                125,970
Werner Enterprises, Inc.....................              4,700                 78,584
                                                                           -----------
                                                                             1,196,254
                                                                           -----------
    Total common stocks - 96.3% ...............................             87,516,499

REPURCHASE AGREEMENT - 0.3%
United Missouri Bank, 2.85%, 10-01-01
  (Collateralized by FHLMC, 10-09-01
  with a value of $302,000) ................           $295,000                295,000
                                                                           -----------
  Total investments - 97.5% ...................................             88,564,599
  Cash and other assets,
  less liabilities - 2.5% .....................................              2,294,811
                                                                           -----------
  Total net assets - 100.0% ...................................            $90,859,410
                                                                           ===========

The identified cost of investments for federal income tax purposes at September 30, 2001 was $88,415,302.

*Non-income producing security

(1) Security is segregated as collateral for futures, options or forward exchange contracts.

-------------------------------------------------------------------------------
                           6 See accompanying notes.

MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES

NOVEMBER 15, 2001

[LOGO] OPPENHEIMERFUNDS(R)

SUBADVISOR,
OPPENHEIMERFUNDS, INC.

[William L. Wilby Photo]

William L. Wilby
Portfolio Manager

TO OUR SHAREHOLDERS:

Cumulative pressures worked against us during the year ended September 30, 2001, exacerbated by the tragic events of September 11. The Global Series of Security Equity Fund returned -27.60%, ahead of the -28.14% return of the benchmark MSCI World Index for the twelve month period.(1) Despite an environment that proved more challenging than any we have seen, however, we continue our focus on what we believe are the best companies around the world, regardless of their industry, size or location.

ECONOMIC WEAKNESS IN THE U.S.

Over the course of the fiscal year the U.S. experienced a severe economic contraction, characterized by cutbacks in business investment and declining corporate profits. However, at the beginning of 2001 many analysts believed that projected growth overseas would compensate for the slowdown. When this failed to happen, in part because of weaker foreign currencies, investment flows-particularly to the core European economies- fell dramatically. For the most part, investors continued to favor U.S. markets, which benefited from a strong dollar. Toward autumn of 2001 this relationship began to change. With U.S. economic growth retreating, European currencies rallied against the dollar. In the aftermath of the terrorist attacks, central banks in the United States, Europe and Japan responded with additional rate cuts in an attempt to stimulate economic growth and bolster global equity markets. While the closing and subsequent reopening of U.S. stock markets resulted in a torrent of pent-up selling, European markets fared better than their U.S. counterparts.

ASIA AND LATIN AMERICA EXPERIENCE PROBLEMS AS WELL

On the other hand, Japan remained mired in economic malaise. The rest of Asia, most notably Taiwan, Korea and Singapore, came under pressure as their technology-centered economies struggled with declining U.S. demand. Meanwhile, the slowdown in the U.S. led to concerns of looming economic crisis in Latin America, particularly in Brazil and Argentina.

Some of our best performances this fiscal year came from nontechnology companies. For example, Reckitt Benckiser plc, a leading pan-European household products concern, has continued to realize enhanced operating efficiencies, market share gains and higher profits since 1999. French drug company Sanofi-Synthelabo SA benefited from a restructuring to focus on its core pharmaceutical business, which includes two drugs that could have a very positive impact in preventing heart attacks. However, shares of U.S.-based Cadence Design Systems, a leading provider of automated semiconductor design software, fell despite reporting positive earnings.

WORLDWIDE GROWTH TRENDS
PROVIDE INVESTMENT OPPORTUNITIES

Nonetheless, with current valuations lower than they have been in three years, we believe there are always opportunities to buy good companies. By good companies we mean those that in our view stand to profit from one or more key worldwide growth trends- including mass affluence, new technologies and corporate restructuring. Using these broad themes as a starting point, we then employ rigorous fundamental analysis to identify attractively valued companies with accelerating earnings and cash flow. This approach has afforded us, over the past twelve months, numerous opportunities to purchase what we consider to be fundamentally sound companies at very reasonable prices.

Although a lower interest rate environment may stimulate global economic growth, technology spending, and corporate earnings in the months ahead, the prospect of diminished consumer activity may lead to continued volatility. Therefore, we remain committed to our stock-by-stock approach, relying on the individual strengths of our highly experienced, highly collaborative management team.

Sincerely,


William L. Wilby
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.

Investing in foreign countries may involve risks, such as nonuniform accounting practices and political instability, not associated with investing exclusively in the U.S.

-------------------------------------------------------------------------------
                                       7

-------------------------------------------------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES

NOVEMBER 15, 2001

                                  PERFORMANCE

                           SECURITY GLOBAL SERIES VS.
                MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX
                                  [LINE GRAPH]
                              SECURITY GLOBAL FUND

Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
10/01/1993       10,000            575            0                   0              0              9,425
09/30/1994            0              0            0                   0              0             10,217
09/30/1995            0              0            0                   0              0             10,503
09/30/1996            0              0            0                   0              0             12,366
09/30/1997            0              0            0                   0              0             14,861
09/30/1998            0              0            0                   0              0             13,601
09/30/1999            0              0            0                   0              0             18,267
09/30/2000            0              0            0                   0              0             26,861
09/30/2001            0              0            0                   0              0             19,452

                                   MSCI WORLD

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
09/30/1993       10,000              0       10,000              0                   0                  0
09/30/1994            0              0       10,807          -2.61                   0                  0
09/30/1995            0              0       12,425           2.93                   0                  0
09/30/1996            0              0       14,189           3.93                   0                  0
09/30/1997            0              0       17,684           5.45                   0                  0
09/30/1998            0              0       17,774           1.79                   0                  0
09/30/1999            0              0       23,091          -0.96                   0                  0
09/30/2000            0              0       25,049          -5.31                   0                  0
09/30/2001            0              0       18,067           -8.8                   0                  0

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in ClassA shares of the Series (with dividends reinvested) would have grown to $19,452. By comparison, the same $10,000 investment would have grown to $18,067 based on the MSCI World Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                                    % OF
                                                                 NET ASSETS
                                                                 ----------
Cadence Design Systems, Inc.                                         4.1%
Reckitt Benckiser plc                                                3.6%
Sanofi-Synthelabo S.A.                                               2.7%
Fannie Mae                                                           2.5%
Porsche AG                                                           2.3%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                                                              SINCE
                                   1 YEAR                5 YEARS            INCEPTION
                              -----------------   ------------------   -------------------

A Shares                            (27.60%)               9.50%                9.49%
                                                                              (10-1-93)
A Shares with sales charge          (31.76%)               8.21%                8.68%
                                                                              (10-1-93)
B Shares                            (27.86%)               8.68%                8.70%
                                                                             (10-19-93)
B Shares with CDSC                  (31.47%)               8.39%                8.70%
                                                                             (10-19-93)
C Shares                            (28.20%)               5.25%                  N/A
                                                         (1-29-99)
                                                     (since inception)
C Shares with CDSC                  (28.92%)               5.25%                  N/A
                                                         (1-29-99)
                                                     (since inception)
S Shares                            (25.76%)                 N/A                  N/A
                                   (2-01-01)
                               (since inception)
S Shares with CDSC                  (30.22%)                 N/A                  N/A
                                   (2-01-01)
                               (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
GLOBAL SERIES

                                                       NUMBER               MARKET
COMMON STOCKS                                         OF SHARES              VALUE
--------------------------------------------         ----------           ----------
AUSTRALIA - 1.5%
Australia & New Zealand Banking Group, Ltd..            142,000           $1,119,830

BERMUDA - 1.1%
Ace Limited  ...............................             20,900              603,383
Global Crossing, Ltd.* .....................            109,700              197,460
                                                                         -----------
                                                                             800,843
BRAZIL - 0.6%
Embraer - Empresa Brasileira de
  Aeronautica S.A...........................             23,400              298,350
Tele Norte Leste Participacoes S.A..........              4,039                   33
Telesp Celular Participacoes S.A. ADR ......             23,500              124,080
                                                                         -----------
                                                                             422,463
CANADA - 4.0%
Alberta Energy Company, Ltd.................             10,400              352,877
Anderson Exploration, Ltd...................             24,800              622,316
Bombardier, Inc. (Cl.B) ....................            109,900              807,014
Husky Energy, Inc...........................             70,190              793,120
Manulife Financial Corporation .............             16,400              429,284
                                                                         -----------
                                                                           3,004,611
FINLAND - 0.5%
Nokia Oyj ADR ..............................             22,400              350,560

FRANCE - 5.6%
Alstom .....................................             21,930              335,124
Axa ........................................             15,980              315,363
Essilor International S.A...................              7,600              211,446
Sanofi-Synthelabo S.A.......................             31,700            2,064,147
Societe BIC S.A.............................             24,340              749,226
Thomson Multimedia* ........................             12,700              248,667
Valeo S.A...................................             10,400              328,180
                                                                         -----------
                                                                           4,252,153
GERMANY - 5.0%
Fresenius AG ...............................             17,246            1,680,535
Porsche AG .................................              6,742            1,748,655
SAP AG .....................................              3,139              331,607
                                                                         -----------
                                                                           3,760,797
HONG KONG - 0.7%
Television Broadcasts, Ltd..................            196,991              534,183

IRELAND - 1.2%
Elan Corporation plc ADR* ..................             19,000              920,550

JAPAN - 6.1%
Credit Saison Company, Ltd..................             28,100          $   606,203
Eisai Company, Ltd..........................             19,200              465,777
Hirose Electric Company, Ltd................              4,200              264,417
KDDI Corporation ...........................                185              506,254
Keyence Corporation ........................              1,300              174,599
Konami Company, Ltd.........................              6,000              145,807
Kyocera Corporation ........................              5,100              333,065
Nintendo Company, Ltd.......................              9,098            1,306,697
Sony Corporation ...........................             13,000              479,056
Toshiba Corporation ........................             72,000              275,598
                                                                         -----------
                                                                           4,557,473
MEXICO - 0.7%
Grupo Televisa S.A. ADR* ...................             17,520              502,824

NETHERLANDS - 2.9%
Koninklijke (Royal) Philips
  Electronics N.V...........................              6,186              119,996
Royal Dutch Petroleum Company ..............             16,300              819,075
STMicroelectronics N.V......................              6,750              145,057
United Pan-Europe Communications N.V.* .....            147,200               48,260
Wolters Kluwer N.V..........................             48,488            1,074,806
                                                                         -----------
                                                                           2,207,194
SINGAPORE - 0.9%
Singapore Press Holdings, Ltd...............             77,900              696,796

SWITZERLAND - 0.7%
Novartis AG ................................             13,600              532,558

UNITED KINGDOM - 19.0%
Astrazeneca Group plc ......................              9,600              445,566
Boots Company plc ..........................             89,900              824,467
BP Amoco plc ADR ...........................             20,500            1,007,985
Cadbury Schweppes plc ......................            250,160            1,614,947
Diageo plc .................................              2,400               25,202
Hanson plc .................................            153,500            1,073,287
Hilton Group plc ...........................            146,800              394,826
Nycomed Amersham plc .......................             24,000              203,524
Oxford GlycoSciences plc* ..................             15,648              137,987
P & O Princess Cruises plc .................            190,700              629,911
Pearson plc ................................             28,200              299,651
Reckitt Benckiser plc ......................            186,993            2,680,904
Reed International plc .....................            107,100              883,041
Rentokil Initial plc .......................            305,900            1,107,094
Royal Bank of Scotland Group plc............             38,902              855,899
Six Continents plc .........................            157,200            1,420,877
Smith & Nephew plc .........................             32,700              165,804
Telewest Communications plc* ...............            342,400              149,710
WPP Group plc ..............................             46,750              341,825
                                                                         -----------
                                                                          14,262,507

-------------------------------------------------------------------------------
                           9 See accompanying notes.

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
GLOBAL SERIES (CONTINUED)

                                                       NUMBER                 MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES                VALUE
--------------------------------------------         ----------            -----------
UNITED STATES - 37.9%
Affymetrix, Inc.* ..........................             10,500            $   168,525
Altera Corporation* ........................              8,900                146,761
American Express Company ...................             23,600                685,816
American Home Products Corporation .........             19,600              1,141,700
Amgen, Inc.* ...............................             24,100              1,416,116
AOL Time Warner, Inc.* .....................             27,800                920,180
Applera Corporation -
  Applied Biosystems Group .................              7,800                190,320
Applied Materials, Inc.* ...................              4,500                127,980
Bank One Corporation* ......................             40,400              1,271,388
Best Buy Company* ..........................              6,300                286,335
Cadence Design Systems, Inc.* ..............            183,840              3,060,936
Chevron Corporation ........................             10,000                847,500
Circuit City Stores - Circuit City Group ...             50,700                608,400
Citigroup, Inc. ............................             18,766                760,023
Electronic Arts, Inc.* .....................             34,800              1,589,316
Enterasys Networks, Inc.* ..................             25,900                167,055
Fannie Mae .................................             23,500              1,881,410
Gilead Sciences, Inc.* .....................             15,900                893,103
Hasbro, Inc. ...............................             30,700                429,800
Human Genome Sciences, Inc.* ...............              9,700                298,857
ICICI, Ltd. ADR ............................             59,400                294,030
Intel Corporation ..........................              8,200                167,198
International Business Machines
  Corporation ..............................              9,500                876,850
International Flavors & Fragrances, Inc. ...             19,800                548,262
International Game Technology* .............             11,100                471,750
Johnson & Johnson ..........................             26,362              1,460,455
Lehman Brothers Holdings, Inc. .............              6,400                363,840
Manpower, Inc. .............................              3,970                104,530
MBNA Corporation ...........................             19,200                581,568
Mentor Graphics Corporation* ...............             23,200                319,696
National Semiconductor Corporation* ........             59,400              1,309,770
Novellus Systems, Inc.* ....................              4,400                125,664
Oracle Corporation* ........................             16,160                203,293
Oxford Health Plans, Inc.* .................              7,800                221,520
Pfizer, Inc.................................             21,700                870,170
QUALCOMM, Inc.* ............................              4,620                219,635
Quest Diagnostics, Inc.* ...................              3,400                209,780
Quintiles Transnational Corporation* .......             47,900                699,340
Riverstone Networks, Inc.* .................             13,289                 69,767
Sanmina Corporation* .......................             13,500                183,330
Scientific-Atlanta, Inc.....................             18,400                322,920
Sirius Satellite Radio, Inc.* ..............             19,800                 71,082
Sun Microsystems, Inc.* ....................             13,700                113,299
Sybase, Inc.* ..............................             49,900                464,070

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER                 MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES                VALUE
--------------------------------------------         ----------            -----------
UNITED STATES - (CONTINUED)
Synopsys, Inc.* ............................             10,900            $   437,199
Wachovia Corporation .......................             25,800                799,800
Xilinx, Inc.* ..............................              6,300                148,239
                                                                           -----------
                                                                            28,548,578
                                                                           -----------
  Total common stocks - 88.4% ..............                                66,473,920

PREFERRED STOCKS

BRAZIL - 0.8%
Tele Norte Leste Participacoes S.A. ........         69,844,337                632,928

GERMANY - 1.3%
Wella AG ...................................             19,900                938,862
                                                                           -----------
  Total preferred stocks - 2.1% ...............................              1,571,790

REPURCHASE AGREEMENT - 7.4%
State Street, 1.25%, 10-01-01
  (Collateralized by FHLB 6.625%, 09-15-09
  with a value of $5,709,060) ..............       $  5,593,915              5,593,915
                                                                           -----------
  Total investments - 97.9% ...................................             73,639,625
  Cash and other assets,
  less liabilities - 2.1% .....................................              1,610,050
                                                                           -----------
  Total net assets - 100.0% ...................................            $75,249,675
                                                                           ===========

-------------------------------------------------------------------------------
                           10 See accompanying notes.

-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
GLOBAL SERIES (CONTINUED)

INVESTMENT CONCENTRATION
------------------------------------------------
At September 30, 2001, Global Series' investment concentration by industry was as follows:


Advertising ...............................    0.5%
Aerospace/Defense .........................    0.4%
Auto Parts and Supplies....................    0.4%
Automobiles ...............................    2.3%
Banks & Credit ............................    5.4%
Beverages .................................    1.9%
Broadcast Media............................    2.7%
Building & Construction ...................    1.4%
Communications.............................    0.3%
Computer Software .........................    6.8%
Computer Systems...........................    2.8%
Cosmetics .................................    1.3%
Electrical Equipment ......................    0.8%
Electronics................................    2.0%
Entertainment .............................    1.6%
Financial Services ........................    8.3%
Food Wholesalers...........................    2.2%
Healthcare ................................   11.1%
Hotel/Motel................................    0.5%
Household Products ........................    4.3%
Insurance..................................    0.7%
Manufacturing..............................    1.5%
Medical ...................................    0.9%
Natural Gas................................    0.8%
Office Equipment ..........................    1.0%
Oil .......................................    5.1%
Pharmaceuticals ...........................    6.9%
Publishing.................................    2.6%
Retail ....................................    2.3%
Semiconductors.............................    2.9%
Services...................................    2.2%
Telecommunications.........................    4.1%
Toys & Sporting Goods .....................    1.7%
Transportation.............................    0.8%
Repurchase agreement ......................    7.4%
Cash and other assets, less liabilities ...    2.1%
                                             -----
                                             100.0%
                                             =====

The identified cost of investments for federal income tax purposes at September 30, 2001 was $86,541,370.

* Non-income producing security.

ADR (American Depositary Receipt)

-------------------------------------------------------------------------------
                           11 See accompanying notes.

MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
SECURITY EQUITY FUND - EQUITY SERIES

NOVEMBER 15, 2001

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC


[Terry Milberger Photo]
Terry Milberger
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The extreme weakness in the economy has led to a challenging year for nearly all equity investors. One of the worst sustained declines in corporate profits in 20 years created a negative environment for nearly all stocks. Security Equity Fund was not immune to the market trends of the times, and generated a total return of -27.66% for the one-year period ended September 30, 2001. The benchmark S&P 500 Stock Index returned -26.61%.(1)

TECHNOLOGY STOCKS STILL WEAKEST PERFORMERS

The technology sector was the leading contributor to the decline of the S&P 500. At the beginning of the 12-month period, technology was the largest sector in the Index. At the time, the Security Equity Fund was underweight in technology compared to the benchmark. But the severe decline in the sector still had a significant negative impact on the portfolio. The Fund continues to maintain an underweight position.

During the first half of the year we reduced our holdings in telecommunications companies, including Nortel and Lucent, which are dependent on spending by major telephone companies such as AT&T Corporation that have seen a sharp reduction in their long distance revenues. The largest technology holding we continue to keep in the portfolio is Microsoft Corporation, which was also one of the best performing stocks in the sector over the period. Microsoft experienced only about half the loss that the S&P 500 Stock Index's technology sector experienced over the past 12 months. Dell Computer Corporation also performed well relative to the benchmark.

TRAGEDIES FURTHER DAMAGED THE WEAKENED CONSUMER DISCRETIONARY SECTOR

The consumer discretionary sector has suffered over the entire 12-month period. In times when consumers perceive a struggling economy, people tend to try to function without a lot of the "non-essential" items they usually enjoy. When conditions aren't primed for consumer spending, businesses in this sector tend cut back on their advertising spending. So, broadcasting and advertising companies have suffered in the short term. Companies like Omnicom Group, Inc. that have been great stocks for us for a long time have felt this short-term crunch.

The national tragedies of September 11 caused more problems for the broadcasting and advertising areas. For nearly a week, stations across the nation missed out on advertising revenue as the networks took over with non-stop coverage of the events in New York, Washington, D.C. and Pennsylvania.

SOME SECTORS THRIVE IN TIMES OF ECONOMIC DIFFICULTY

The areas that traditionally do well in weaker economies continued to perform for the Fund. The healthcare sector was particularly strong for us, as the Fund was overweight in the sector compared to the benchmark. Baxter International, Inc. was the best performing stock in the portfolio. The development and release of several new products caused the stock to increase nearly 35% over the one-year period. Other stocks in the sector that experienced gains include Johnson & Johnson and American Home Products Corporation.

The financial sector also helped the Fund for the most part, as we kept an overweight position. Several interest rate cuts by the Federal Reserve have led to favorable conditions for companies like Federal National Mortgage Association that deal in mortgage refinancing. Citigroup Inc. also performed well for the fund.

ECONOMIC STIMULATION AHEAD

The recession we are experiencing has gotten worse as the year has gone along, and was topped off by the September 11 attack on the United States. The biggest impact of the recession is the general nervousness that has been generated about the economy. We feel strongly that the economy will recover in the next year, and Congress is currently working on plans to help stimulate economic growth. It's possible that interest rates will be cut even further, and we may see other programs aimed at increasing consumer confidence. Another boost to spending may come from the fact that natural gas prices are currently about half of what they were at this time last year.

In our view, as economic growth gets better, we will begin to see more investor confidence, and this will lead to increased investor spending. Stocks are valued as attractively as they have been in some time, and history has

-------------------------------------------------------------------------------
                                       12

-------------------------------------------------------------------------------
SECURITY EQUITY FUND - EQUITY SERIES

NOVEMBER 15, 2001

shown us that periods such as this are ideal for investing in the stock market. We believe that the same will hold true for the upcoming recovery.

Sincerely,

Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                  PERFORMANCE

                    SECURITY EQUITY SERIES VS. S&P 500 INDEX

                                  [LINE GRAPH]

                              SECURITY EQUITY FUND

Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
09/30/1991       10,000            583            0                   0              0              9,417
09/30/1992            0              0            0                   0              0             10,382
09/30/1993            0              0            0                   0              0             12,738
09/30/1994            0              0            0                   0              0             12,976
09/30/1995            0              0            0                   0              0             16,579
09/30/1996            0              0            0                   0              0             20,707
09/30/1997            0              0            0                   0              0             27,342
09/30/1998            0              0            0                   0              0             29,378
09/30/1999            0              0            0                   0              0             35,443
09/30/2000            0              0            0                   0              0             37,798
09/30/2001            0              0            0                   0              0             27,420

                                    S&P 500

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
09/30/1991       10,000              0       10,000              0                   0                  0
09/30/1992            0              0       11,105           1.17                   0                  0
09/30/1993            0              0       12,549          -0.77                   0                  0
09/30/1994            0              0       13,011          -2.45                   0                  0
09/30/1995            0              0       16,882           4.22                   0                  0
09/30/1996            0              0       20,314           5.63                   0                  0
09/30/1997            0              0       28,531           5.48                   0                  0
09/30/1998            0              0       31,111           6.41                   0                  0
09/30/1999            0              0       39,764          -2.74                   0                  0
09/30/2000            0              0       45,047          -5.28                   0                  0
09/30/2001            0              0       33,055          -8.07                   0                  0

                           $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1991, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $27,420. By comparison, the same $10,000 investment would have grown to $33,055 based on the S&P 500 Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                                   % OF
                                                                 NET ASSETS
                                                                 ----------
General Electric Company                                           5.0%
Standard & Poor's 500 Index Fund                                   4.1%
Microsoft Corporation                                              3.5%
Exxon Mobil Corporation                                            3.0%
American International Group, Inc.                                 2.8%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                           1 YEAR             5 YEARS            10 YEARS
                                     ------------------  -----------------  ------------------
A Shares                                    (27.66%)              5.71%              11.26%
A Shares with sales charge                  (31.84%)              4.47%              10.59%
B Shares                                    (28.34%)              4.68%               8.87%
                                                                                   (10-19-93)
                                                                              (since inception)
B Shares with CDSC                          (31.92%)              4.34%               8.87%
                                                                                   (10-19-93)
                                                                              (since inception)
C Shares                                    (28.35%)            (10.77%)                N/A
                                                                (1-29-99)
                                                          (since inception)
C Shares with CDSC                          (29.07%)            (10.77%)                N/A
                                                               (1-29-99)
                                                          (since inception)
S Shares                                    (23.64%)                N/A                 N/A
                                           (2-01-01)
                                        (since inception)
S Shares with CDSC                          (28.22%)                N/A                 N/A
                                           (2-01-01)
                                        (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. Such figures would be lower if the maximum sales charge were deducted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


-------------------------------------------------------------------------------
                                       13

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
EQUITY SERIES

                                                       NUMBER            MARKET
COMMON STOCKS                                         OF SHARES           VALUE
--------------------------------------------         ----------        -----------
ADVERTISING - 0.9%
Omnicom Group, Inc..........................             90,000        $ 5,841,000

AEROSPACE & DEFENSE - 1.2%
General Dynamics Corporation ...............             45,000          3,974,400
United Technologies Corporation ............             90,000          4,185,000
                                                                       -----------
                                                                         8,159,400
ALUMINUM - 0.5%
Alcoa, Inc..................................            110,000          3,411,100

APPLICATION SOFTWARE - 0.2%
Amodocs, Ltd.* .............................             60,000          1,599,000

BANKS - 6.2%
Bank of America Corporation ................             80,000          4,672,000
Bank of New York Company, Inc...............            180,000          6,300,000
Fifth Third Bancorp ........................             60,000          3,688,800
FleetBoston Financial Corporation ..........            120,000          4,410,000
Golden West Financial Corporation ..........             40,000          2,324,000
Mellon Financial Corporation ...............            100,000          3,233,000
Northern Trust Corporation .................             90,000          4,723,200
Washington Mutual, Inc......................            105,000          4,040,400
Wells Fargo & Company ......................            180,000          8,001,000
                                                                       -----------
                                                                        41,392,400
BIOTECHNOLOGY - 0.9%
Amgen, Inc.* ...............................            100,000          5,876,000

BREWERS - 0.3%
Anheuser-Busch Companies, Inc...............             50,000          2,094,000

BROADCASTING & CABLE TV - 2.3%
Charter Communications, Inc.* ..............            180,000          2,228,400
Clear Channel Communications, Inc.* ........            145,700          5,791,575
Comcast Corporation* .......................             60,000          2,152,200
Liberty Media Corporation* .................            230,000          2,921,000
Univision Communications, Inc.* ............             80,000          1,836,000
                                                                       -----------
                                                                        14,929,175
COMPUTER HARDWARE - 3.4%
Dell Computer Corporation* .................            200,000          3,706,000
Hewlett-Packard Company ....................            150,000          2,415,000
International Business Machines Corporation             160,000         14,768,000
Sun Microsystems, Inc.* ....................            180,000          1,488,600
                                                                       -----------
                                                                        22,377,600
CONSUMER FINANCE - 1.0%
Capital One Financial Corporation ..........             50,000          2,301,500
MBNA Corporation ...........................            120,000          3,634,800
Providian Financial Corporation ............             40,000            806,000
                                                                       -----------
                                                                         6,742,300
DATA PROCESSING SERVICES - 0.9%
Automatic Data Processing, Inc..............            100,000          4,704,000
First Data Corporation .....................             25,000          1,456,500
                                                                       -----------
                                                                         6,160,500
DEPARTMENT STORES - 0.3%
Kohl's Corporation* ........................             45,000          2,160,000

DIVERSIFIED COMMERCIAL SERVICES - 0.7%
Ecolab, Inc.................................            125,000          4,541,250

DIVERSIFIED FINANCIAL SERVICES - 8.3%
American Express Company....................            120,000          3,487,200
Citigroup, Inc..............................            400,000         16,200,000
Fannie Mae .................................            150,000         12,009,000
Freddie Mac ................................            140,000          9,100,000
Goldman Sachs Group, Inc....................             15,000          1,070,250
J.P. Morgan Chase & Company ................            140,000          4,781,000
Merrill Lynch & Company, Inc................             90,000          3,654,000
Morgan Stanley Dean Witter & Company .......            110,000          5,098,500
                                                                       -----------
                                                                        55,399,950
DRUG RETAIL - 1.0%
Walgreen Company ...........................            200,000          6,886,000

FOOD RETAIL - 1.1%
Safeway, Inc.* .............................            180,000          7,149,600

GAS UTILITIES - 0.5%
El Paso Corporation ........................             86,100          3,577,455

GENERAL MERCHANDISE STORES - 3.2%
Family Dollar Stores, Inc...................             70,000          1,926,400
Target Corporation .........................            130,000          4,128,800
Wal-Mart Stores, Inc........................            300,000         14,850,000
                                                                       -----------
                                                                        20,905,200
HEALTH CARE DISTRIBUTORS & SERVICES - 1.1%
Cardinal Health, Inc........................             97,500          7,210,125

HEALTH CARE EQUIPMENT - 2.3%
Baxter International, Inc...................            100,000          5,505,000
Guidant Corporation ........................             30,000          1,155,000
Medtronic, Inc..............................            200,000          8,700,000
                                                                       -----------
                                                                        15,360,000
HEALTH CARE FACILITIES - 0.6%
HCA, Inc....................................             40,000          1,772,400
Tenet Healthcare Corporation ...............             35,000          2,087,750
                                                                       -----------
                                                                         3,860,150
HOME IMPROVEMENT RETAIL - 1.3%
Home Depot, Inc.............................            180,000          6,906,600
Lowe's Companies, Inc.......................             50,000          1,582,500
                                                                       -----------
                                                                         8,489,100


-------------------------------------------------------------------------------
                           14 See accompanying notes.

------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
EQUITY SERIES (CONTINUED)

                                                       NUMBER                 MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES                VALUE
--------------------------------------------          ---------            -----------
HOUSEHOLD PRODUCTS - 1.7%
Colgate-Palmolive Company ..................             75,000            $ 4,368,750
Kimberly-Clark Corporation .................             55,000              3,410,000
Procter & Gamble Company ...................             50,000              3,639,500
                                                                           -----------
                                                                            11,418,250
INDUSTRIAL CONGLOMERATES - 7.0%
General Electric Company ...................            900,000             33,480,000
Minnesota Mining & Manufacturing Company ...             40,000              3,936,000
Tyco International, Ltd.....................            200,000              9,100,000
                                                                           -----------
                                                                            46,516,000
INDUSTRIAL MACHINERY - 0.3%
Illinois Tool Works, Inc....................             35,000              1,893,850

INSURANCE BROKERS - 0.4%
Marsh & McLennan Companies, Inc............              30,000              2,901,000

INTEGRATED OIL & GAS - 5.4%
Chevron Corporation ........................             75,000              6,356,250
Exxon Mobil Corporation ....................            500,000             19,700,000
Royal Dutch Petroleum Company...............            200,000             10,050,000
                                                                           -----------
                                                                            36,106,250
INTEGRATED TELECOMMUNICATIONS SERVICES - 3.9%
BellSouth Corporation ......................            100,000              4,155,000
Qwest Communications International, Inc.....            120,000              2,004,000
SBC Communications, Inc.....................            300,000             14,136,000
Verizon Communications, Inc.................            100,000              5,411,000
                                                                           -----------
                                                                            25,706,000
IT CONSULTING & SERVICES - 0.9%
Computer Sciences Corporation* .............             90,000              2,985,300
Electronic Data Systems Corporation ........             50,000              2,879,000
                                                                           -----------
                                                                             5,864,300
LIFE & HEALTH INSURANCE - 0.9%
Aflac, Inc..................................            100,000              2,700,000
Metlife, Inc................................            100,000              2,970,000
                                                                           -----------
                                                                             5,670,000
MOTORCYCLE MANUFACTURERS - 0.6%
Harley-Davidson, Inc........................             90,000              3,645,000

MOVIES & ENTERTAINMENT - 2.5%
AOL Time Warner, Inc.* .....................            380,000             12,578,000
Viacom, Inc. (Cl. B)* ......................            120,000              4,140,000
                                                                           -----------
                                                                            16,718,000
MULTI-LINE INSURANCE - 3.7%
American International Group, Inc...........            240,000             18,720,000
Hartford Financial Services Group, Inc......            100,000              5,874,000
                                                                           -----------
                                                                            24,594,000
MULTI-UTILITIES - 0.6%
Enron Corporation ..........................             60,000              1,633,800
Williams Companies, Inc.....................             80,000              2,184,000
                                                                           -----------
                                                                             3,817,800
NETWORKING EQUIPMENT - 1.1%
Cisco Systems, Inc.* .......................            600,000              7,308,000

OIL & GAS EQUIPMENT & SERVICES - 0.2%
BJ Services Company* .......................             40,000                711,600
Halliburton Company ........................             40,000                902,000
                                                                           -----------
                                                                             1,613,600
PHARMACEUTICALS - 12.7%
Allergan, Inc...............................             40,000              2,652,000
American Home Products Corporation .........            150,000              8,737,500
Biovail Corporation* .......................            100,000              4,640,000
Bristol-Myers Squibb Company................            190,000             10,556,400
Eli Lilly & Company ........................             70,000              5,649,000
Forest Laboratories, Inc.* .................             30,000              2,164,200
Johnson & Johnson ..........................            220,000             12,188,000
Merck & Company, Inc........................            150,000              9,990,000
Pfizer, Inc.................................            400,000             16,040,000
Pharmacia Corporation ......................            100,000              4,056,000
Schering-Plough Corporation ................            200,000              7,420,000
                                                                           -----------
                                                                            84,093,100
PROPERTY & CASUALTY INSURANCE - 0.7%
Chubb Corporation ..........................             60,000              4,284,600

PUBLISHING & PRINTING - 1.1%
Gannett Company, Inc........................             85,000              5,109,350
McGraw-Hill Companies, Inc..................             40,000              2,328,000
                                                                           -----------
                                                                             7,437,350
SEMICONDUCTOR EQUIPMENT - 0.4
Applied Materials, Inc.* ...................             90,000              2,559,600

SEMICONDUCTORS - 2.7%
Flextronics International, Ltd.* ...........             50,000                827,000
Intel Corporation ..........................            600,000             12,234,000
Micron Technology, Inc.* ...................             60,000              1,129,800
Texas Instruments, Inc......................            120,000              2,997,600
Xilinx, Inc.* ..............................             40,000                941,200
                                                                           -----------
                                                                            18,129,600
SOFT DRINKS - 1.4%
Coca-Cola Company ..........................            100,000              4,685,000
PepsiCo, Inc................................            100,000              4,850,000
                                                                           -----------
                                                                             9,535,000
SYSTEMS SOFTWARE - 4.2%
Microsoft Corporation* .....................            450,000             23,026,500
Oracle Corporation* ........................            400,000              5,032,000
                                                                           -----------
                                                                            28,058,500

-------------------------------------------------------------------------------
                           15 See accompanying notes.

-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
EQUITY SERIES (CONTINUED)

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER          MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES         VALUE
--------------------------------------------         ----------     ------------
UNIT INVESTMENT TRUST - 6.5%
S&P Mid - Cap 400 Depositary Receipts ......            260,000     $ 15,830,000
Standard & Poor's 500 Index Fund ...........            200,000       27,144,000
                                                                    ------------
                                                                      42,974,000
                                                                    ------------
  Total common stocks - 97.1% ..............                         644,965,105

U.S. GOVERNMENT & AGENCIES - 2.1%
Federal Home Loan Bank:
  2.80%, 10-05-01 ..........................         $2,000,000        1,999,378
  3.45%, 10-01-01 ..........................         $4,800,000        4,800,000
                                                                    ------------
                                                                       6,799,378
Federal Home Loan Mortgage Association,
  3.44%, 10-12-01 ..........................         $1,600,000        1,598,670
Federal Home Loan Mortgage Corporation,
  3.49%, 10-02-01 ..........................         $5,600,000        5,599,463
                                                                    ------------
  Total U. S. government & agencies - 2.1%.....................       13,997,511

REPURCHASE AGREEMENT - 0.2%
United Missouri Bank,
  2.85%, 10-01-01 (Collateralized
  by FHLB , 10-09-01 with
  a value of $1,050,000) ...................         $1,028,000        1,028,000
                                                                    ------------
  Total investments - 99.4% ...................................      659,990,616
  Cash and other assets,
    less liabilities - 0.6% ...................................        3,971,819
                                                                    ------------
  Total net assets - 100.0% ...................................     $663,962,435
                                                                    ============

The identified cost of investments owned at September 30, 2001 was the same for federal income tax and financial statement purposes.

*Non-income producing security


-------------------------------------------------------------------------------
                           16 See accompanying notes.

MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
SECURITY EQUITY FUND - ENHANCED INDEX SERIES
NOVEMBER 15, 2001


DEUTSCHE ASSET MANAGEMENT(+)

A Member of the
DEUTSCHE BANK GROUP [LOGO]

SUBADVISOR, DEUTSCHE ASSET MANAGEMENT, INC.

TO OUR SHAREHOLDERS:

The twelve-month period ended September 30, 2001 has been extremely trying for equity investors. The Enhanced Index Series of Security Equity Fund returned -28.27%, while the benchmark S&P 500 Stock Index returned -26.61% for the period.(1)

STOCK SELECTION BASED ON PROPRIETARY SCREENS

The Enhanced Index team at Deutsche Asset Management, Inc. uses a number of proprietary screens in deciding when to overweight or underweight stocks in the portfolio. Stocks are overweighted relative to the benchmark index when one of the following shows up on our screens: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment), or the stock's price shows significant value based on options pricing techniques.

Conversely, stocks are underweighted relative to the benchmark if the company reports a negative earnings surprise, if the company issues a seasoned equity offering (as opposed to an initial public offering of stock), if it is announced that the company will be removed from the S&P 500 Index, or if financials show downward momentum. If none of these positive or negative screens apply, we hold a neutral position in the stock.

MERGER & ACQUISITION ACTIVITY SLOWED

The Series benefited from merger and acquisition (M&A) activity during the year despite a slowdown during 2001. Based on information compiled by Thomson Financial, the U.S. merger market exhibited weakness as evidenced by the fact that for the first time since the third quarter of 1994, quarterly M&A announcements fell below 2,000 in the third calendar quarter of 2001 as just 1,483 deals were recorded. While more than $260 billion in announced M&A deals were recorded during the quarter compared to $488 billion in the third quarter of 2000, some market observers contend that several of these transactions may be scrapped or delayed because of the twin threats of war and recession. For the twelve months ending September 30, 2001, $1.1 trillion in announced domestic M&A deals were recorded compared to $1.8 trillion in the prior year.

During the past twelve months, the Series held stocks that were involved in twenty-six merger deals that closed successfully. Some of the companies acquired include BestFoods, Fort James Corporation, Nabisco Group Holdings Corporation, Block Drug Company, Inc., Johns Manville Corporation, Avis Group Holdings, Inc., Efficient Networks, Inc., Harcourt General, Inc., and Triton Energy Limited.

The performance of our quantitative screens was mixed during the year. The portfolio did not benefit from the forty-nine additions to the S&P 500 Stock Index. During the period, high dividend yield, zero dividend yield, earnings surprises and stock as an option added value, while momentum and seasoned equity offerings did not.

DEUTSCHE ASSET MANAGEMENT'S ECONOMIC OUTLOOK

While as index fund managers we don't manage the portfolio according to a given outlook for the equity markets or the economy, we do monitor economic conditions and how they affect the financial markets. Our Chief Economist, Josh Feinman, believes that even before the tragic events of September 11, still-high valuations and a deteriorating profit picture clouded the equity market outlook. He now expects profits to suffer further from the sharp additional deterioration in economic activity since the tragedy. Much of this deterioration, however, has likely been discounted in the recent market sell-off. If the uncertainty begins to lift and the economy starts to recover in 2002 as we anticipate, the corporate revenue picture should brighten. Moreover, as labor resources become less strained, the pressure on unit labor costs should ease, alleviating the terrible squeeze on profit margins.


Sincerely,

The Enhanced Index Team

Deutsche Asset Management, Inc.


(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.

(+) Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

-------------------------------------------------------------------------------
                                       17

-------------------------------------------------------------------------------
SECURITY EQUITY FUND - ENHANCED INDEX SERIES

NOVEMBER 15, 2001

                                  PERFORMANCE

                SECURITY ENHANCED INDEX SERIES VS. S&P 500 INDEX
                          SECURITY ENHANCED INDEX FUND

Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
01/29/1999       10,000            575            0                   0              0              9,425
03/31/1999            0              0            0                   0              0              9,444
06/30/1999            0              0            0                   0              0             10,104
09/30/1999            0              0            0                   0              0              9,463
12/31/1999            0              0            0                 111            111             10,955
03/31/2000            0              0            0                   0              0             11,231
06/30/2000            0              0            0                   0              0             10,879
09/30/2000            0              0            0                   0              0             10,755
12/31/2000            0              0            0                   0              0              9,764
03/31/2001            0              0            0                   0              0              8,545
06/30/2001            0              0            0                   0              0              9,021
09/30/2001            0              0            0                   0              0              7,649

                               S&P 500 INDEX

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
01/31/1999       10,000              0       10,000              0                   0                  0
03/31/1999            0              0       10,076            4.0                   0                  0
06/30/1999            0              0       10,786           5.55                   0                  0
09/30/1999            0              0       10,112          -2.74                   0                  0
12/31/1999            0              0       11,616           5.89                   0                  0
03/31/2000            0              0       11,883           9.78                   0                  0
06/30/2000            0              0       11,567           2.47                   0                  0
09/30/2000            0              0       11,455          -5.28                   0                  0
12/31/2000            0              0       10,559           0.49                   0                  0
03/31/2001            0              0        9,307          -6.33                   0                  0
06/30/2001            0              0        9,852          -2.43                   0                  0
09/30/2001            0              0        8,406          -8.07                   0                  0

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Enhanced Index Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $7,649. By comparison, the same $10,000 investment would have been $8,406, based on the S&P 500 Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                   % OF
                                                 NET ASSETS
                                                 ----------
General Electric Company                            3.6%
Microsoft Corporation                               2.7%
Exxon Mobil Corporation                             2.7%
Pfizer, Inc.                                        2.5%
Wal-Mart Stores, Inc.                               2.2%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                                  1 YEAR       SINCE INCEPTION
                                               -----------  -------------------
A Shares                                         (28.27%)     (7.22%) (1-29-99)
A Shares with sales charge                       (32.40%)     (9.26%) (1-29-99)
B Shares                                         (28.81%)     (7.91%) (1-29-99)
B Shares with CDSC                               (32.37%)     (8.96%) (1-29-99)
C Shares                                         (28.78%)     (7.87%) (1-29-99)
C Shares with CDSC                               (29.50%)     (7.87%) (1-29-99)
S Shares                                              N/A    (25.09%) (2-01-01)
S Shares with CDSC                                    N/A    (29.59%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

-------------------------------------------------------------------------------
                                       18

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES

                                                     NUMBER              MARKET
COMMON STOCKS                                       OF SHARES             VALUE
--------------------------------------------       ----------          -----------
ADVERTISING - 0.2%
Interpublic Group of Companies, Inc.........              700          $    14,280
Omnicom Group, Inc..........................              300               19,470
TMP Worldwide, Inc.* .......................              200                5,678
                                                                       -----------
                                                                            39,428
AEROSPACE & DEFENSE - 1.1%
Boeing Company .............................            1,600               53,600
General Dynamics Corporation ...............              300               26,496
Goodrich Corporation .......................              200                3,896
Honeywell International, Inc................            1,200               31,680
Lockheed Martin Corporation ................              700               30,625
Northrop Grumman Corporation................              100               10,100
Raytheon Company (Cl.B) ....................              500               17,375
United Technologies Corporation ............              854               39,710
                                                                       -----------
                                                                           213,482
AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland Company..............            1,300               16,367

AIR FREIGHT & COURIERS - 0.1%
FedEx Corporation* .........................              600               22,050

AIRLINES - 0.2%
AMR Corporation* ...........................              400                7,656
Delta Airlines, Inc.........................              200                5,270
Southwest Airlines Company .................            1,400               20,776
U.S. Airways Group, Inc.* ..................              100                  465
                                                                       -----------
                                                                            34,167
ALTERNATIVE CARRIERS - 0.0%
Global Crossing, Ltd.* .....................            2,100                3,780

ALUMINUM - 0.3%
Alcan, Inc..................................              200                6,000
Alcoa, Inc..................................            1,600               49,616
                                                                       -----------
                                                                            55,616
APPAREL & ACCESSORIES - 0.1%
Liz Claiborne, Inc..........................              100                3,770
V.F. Corporation ...........................              200                5,854
                                                                       -----------
                                                                             9,624
APPAREL RETAIL - 0.2%
Gap, Inc....................................            1,600               19,120
Limited, Inc................................              800                7,600
TJX Companies, Inc..........................              400               13,160
                                                                       -----------
                                                                            39,880
APPLICATION SOFTWARE - 0.4%
Autodesk, Inc...............................              200                6,412
Citrix Systems, Inc.* ......................              400                7,920
Compuware Corporation* .....................              900                7,497
Intuit, Inc.* ..............................              500               17,900
Mercury Interactive Corporation* ...........              200                3,808
Parametric Technology Corporation* .........              500                2,595
PeopleSoft, Inc.* ..........................              600               10,824
Siebel Systems, Inc.* ......................              900               11,709
                                                                       -----------
                                                                            68,665
AUTO PARTS & EQUIPMENT - 0.2%
Dana Corporation ...........................              300                4,680
Delphi Automotive Systems Corporation ......            1,100               12,925
Johnson Controls, Inc.......................              100                6,524
TRW, Inc....................................              200                5,964
Visteon Corporation ........................              200                2,550
                                                                       -----------
                                                                            32,643
AUTOMOBILE MANUFACTURERS - 0.6%
Ford Motor Company .........................            3,400               58,990
General Motors Corporation .................            1,100               47,190
                                                                       -----------
                                                                           106,180
BANKS - 5.9%
AmSouth Bancorporation .....................              700               12,649
Bank of America Corporation ................            3,000              175,200
Bank of New York Company, Inc...............            1,400               49,000
Bank One Corporation  ......................            1,800               56,646
BB&T Corporation ...........................              700               25,515
Charter One Financial, Inc..................              400               11,288
Comerica, Inc...............................              300               16,620
Dime Bancorp, Inc...........................            1,300               51,116
Fifth Third Bancorp ........................            1,100               67,628
FleetBoston Financial Corporation...........            2,000               73,500
Golden West Financial Corporation...........              200               11,620
Huntington Bancshares, Inc..................              600               10,386
KeyCorp ....................................              800               19,312
Mellon Financial Corporation ...............              800               25,864
National City Corporation ..................            1,200               35,940
Northern Trust Corporation .................              400               20,992
PNC Financial Services Group ...............              491               28,110
Regions Financial Corporation ..............              500               14,430
SouthTrust Corporation .....................              600               15,282
SunTrust Banks, Inc.........................              500               33,300
Synovus Financial Corporation ..............              500               13,800
U.S. Bancorp  ..............................            3,500               77,630
Union Planters Corporation .................              300               12,870
Wachovia Corporation .......................            2,600               80,600
Washington Mutual, Inc......................              800               30,784
Wells Fargo & Company ......................            3,200              142,240
Zions Bancorporation .......................              100                5,366
                                                                       -----------
                                                                         1,117,688

-------------------------------------------------------------------------------
                           19 See accompanying notes.

-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                       NUMBER               MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES              VALUE
--------------------------------------------         ----------           ----------
BIOTECHNOLOGY - 1.0%
Amgen, Inc.* ...............................              2,000            $ 117,520
Biogen, Inc.* ..............................                300               16,674
Chiron Corporation* ........................                400               17,772
Immunex Corporation* .......................              1,000               18,650
MedImmune, Inc.* ...........................                400               14,252
                                                                           ---------
                                                                             184,868
BREWERS - 0.4%
Anheuser-Busch Companies, Inc...............              1,700               71,196

BROADCASTING & CABLE TV - 0.6%
Clear Channel Communications, Inc.* ........              1,100               43,725
Comcast Corporation* .......................              1,800               64,566
General Motors Corporation (Cl.H)* .........                  3                   40
Univision Communications, Inc.* ............                400                9,180
                                                                           ---------
                                                                             117,511
BUILDING PRODUCTS - 0.1%
Crane Company ..............................                100                2,192
Masco Corporation ..........................                800               16,352
                                                                           ---------
                                                                              18,544
CASINOS & GAMING - 0.1%
Harrah's Entertainment, Inc.* ..............                300                8,103
International Game Technology*..............                200                8,500
                                                                           ---------
                                                                              16,603
COMMERCIAL PRINTING - 0.1%
R. R. Donnelley & Sons Company..............                400               10,820

COMPUTER & ELECTRONICS RETAIL - 0.2%
Best Buy Company, Inc.* ....................                400               18,180
Circuit City Stores - Circuit City Group ...                400                4,800
RadioShack Corporation .....................                300                7,275
                                                                           ---------
                                                                              30,255
COMPUTER HARDWARE - 2.9%
Apple Computer, Inc.* ......................                600                9,306
Compaq Computer Corporation ................              3,100               25,761
Dell Computer Corporation* .................              4,800               88,944
Gateway, Inc.* .............................                600                3,270
Hewlett-Packard Company ....................              3,710               59,731
International Business Machines
  Corporation ..............................              3,200              295,360
NCR Corporation* ...........................                200                5,930
Palm, Inc.* ................................              1,000                1,460
Sun Microsystems, Inc.* ....................              6,100               50,447
                                                                           ---------
                                                                             540,209
COMPUTER STORAGE & PERIPHERALS - 0.3%
EMC Corporation* ...........................              4,100               48,175
Lexmark International, Inc.* ...............                300               13,413
Network Appliance, Inc.* ...................                600                4,080
                                                                           ---------
                                                                              65,668
CONSTRUCTION & ENGINEERING - 0.0%
Fluor Corporation ..........................                100                3,850
McDermott International, Inc.* .............                300                2,475
                                                                           ---------
                                                                               6,325
CONSTRUCTION & FARM MACHINERY - 0.3%
Caterpillar, Inc............................                600               26,880
Deere & Company ............................                500               18,805
Navistar International Corporation* ........                200                5,650
PACCAR, Inc.................................                200                9,814
                                                                           ---------
                                                                              61,149
CONSTRUCTION MATERIALS - 0.0%
Vulcan Materials Company ...................                100                4,320

CONSUMER FINANCE - 0.7%
Capital One Financial Corporation ..........                300               13,809
Countrywide Credit Industries, Inc..........                200                8,786
Household International, Inc................                900               50,742
MBNA Corporation ...........................              1,600               48,464
Providian Financial Corporation.............                500               10,075
                                                                           ---------
                                                                             131,876
DATA PROCESSING SERVICES - 0.9%
Automatic Data Processing, Inc..............              1,100               51,744
Concord EFS, Inc.* .........................                500               24,475
First Data Corporation .....................                700               40,782
Fiserv, Inc.* ..............................                500               17,055
Paychex, Inc................................                800               25,208
Sabre Holdings Corporation* ................                201                5,375
                                                                           ---------
                                                                             164,639
DEPARTMENT STORES - 0.6%
Dillard's, Inc.  ...........................                200                2,634
Federated Department Stores, Inc.* .........                400               11,280
J.C. Penney Company, Inc....................                500               10,950
Kohl's Corporation* ........................                700               33,600
May Department Stores Company ..............                600               17,412
Nordstrom, Inc..............................                300                4,335
Sears, Roebuck & Company ...................                700               24,248
                                                                           ---------
                                                                             104,459


-------------------------------------------------------------------------------
                           20 See accompanying notes.

-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                       NUMBER               MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES              VALUE
--------------------------------------------         ----------           -----------
DISTILLERS & VINTNERS - 0.0%
Brown-Forman Corporation (Cl.B) ............                100            $    6,318

DIVERSIFIED CHEMICALS - 0.8%
Dow Chemical Company .......................              1,600                52,416
E.I. du Pont de Nemours & Company ..........              1,900                71,288
Eastman Chemical Company ...................                200                 7,260
Engelhard Corporation ......................                200                 4,620
FMC Corporation* ...........................                100                 4,899
Hercules, Inc.* ............................                200                 1,650
                                                                           ----------
                                                                              142,133
DIVERSIFIED COMMERCIAL SERVICES - 0.5%
Cendant Corporation* .......................              1,700                21,760
Cintas Corporation .........................                200                 8,060
Convergys Corporation* .....................                400                11,100
Deluxe Corporation .........................                200                 6,908
Ecolab, Inc.................................                200                 7,266
Equifax, Inc................................                300                 6,570
H.R. Block, Inc.............................                300                11,568
IMS Health, Inc.............................                500                12,525
                                                                           ----------
                                                                               85,757
DIVERSIFIED FINANCIAL SERVICES - 5.8%
Ambac Financial Group, Inc..................                200                10,942
American Express Company ...................              2,400                69,744
Charles Schwab Corporation .................              2,501                28,762
Citigroup, Inc.  ...........................              9,201               372,640
Fannie Mae .................................              1,900               152,114
Franklin Resources, Inc.....................                400                13,868
Freddie Mac ................................              1,300                84,500
J.P. Morgan Chase & Company, Inc............              3,600               122,940
Lehman Brothers Holdings, Inc...............                400                22,740
Merrill Lynch & Company, Inc................              1,500                60,900
Moody's Corporation ........................                200                 7,400
Morgan Stanley Dean Witter & Company .......              1,800                83,430
State Street Corporation ...................                600                27,300
Stilwell Financial, Inc.  ..................                400                 7,800
T. Rowe Price Group, Inc....................                200                 5,860
USA Education, Inc..........................                300                24,873
                                                                           ----------
                                                                            1,095,813
DIVERSIFIED METALS & MINING - 0.1%
Arch Coal, Inc..............................                 12                   187
Freeport-McMoran
  Copper & Gold, Inc. (Cl.B)* ..............                500                 5,495
Inco, Ltd.* ................................                500                 6,205
Phelps Dodge Corporation ...................                100                 2,750
                                                                           ----------
                                                                               14,637
DRUG RETAIL - 0.5%
CVS Corporation ............................                600                19,920
Walgreen Company ...........................              1,900                65,417
                                                                           ----------
                                                                               85,337
ELECTRIC UTILITIES - 2.5%
AES Corporation* ...........................              1,000                12,820
Allegheny Energy, Inc.......................                300                11,010
Ameren Corporation .........................                200                 7,680
American Electric Power Company, Inc........                700                30,261
CMS Energy Corporation .....................                300                 6,000
Calpine Corporation* .......................                700                15,967
Cinergy Corporation ........................                400                12,348
Consolidated Edison, Inc....................                500                20,360
DTE Energy Company .........................                400                17,220
Dominion Resources, Inc.....................                500                29,675
Duke Energy Corporation ....................              1,400                52,990
Edison International* ......................                900                11,844
Entergy Corporation ........................                500                17,780
Exelon Corporation .........................                500                22,300
FPL Group, Inc..............................                300                10,785
FirstEnergy Corporation ....................                400                21,420
Mirant Corporation* ........................                700                15,330
Niagra Mohawk Holdings, Inc.* ..............                300                 5,091
PG&E Corporation ...........................                800                12,160
PPL Corporation ............................                400                13,040
Pinnacle West Capital Corporation ..........                200                 7,940
Progress Energy, Inc........................                400                17,196
Public Service Enterprise Group, Inc........                400                17,020
Reliant Energy, Inc.........................                500                13,160
Southern Company ...........................              1,300                31,174
TXU Corporation ............................                454                21,052
Xcel Energy, Inc............................                800                22,520
                                                                           ----------
                                                                              476,143
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
American Power Conversion Corporation* .....                500                 5,840
Cooper Industries, Inc......................                100                 4,147
Emerson Electric Company ...................                700                32,942
Molex, Inc..................................                400                11,244
National Service Industries, Inc............                100                 2,065
Power-One, Inc.* ...........................                100                   615
Rockwell Collins ...........................                300                 4,260
Rockwell International
  Corporation ..............................                300                 4,404
Thomas & Betts Corporation .................                300                 5,244
                                                                           ----------
                                                                               70,761


-------------------------------------------------------------------------------
                           21 See accompanying notes.

-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                       NUMBER             MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES            VALUE
--------------------------------------------         ----------          ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
Agilent Technologies, Inc.* ................                800            $15,640
Jabil Circuit, Inc.* .......................                400              7,160
Millipore Corporation ......................                200             10,588
Sanmina Corporation* .......................                720              9,777
Solectron Corporation* .....................              1,200             13,980
Symbol Technologies, Inc....................                400              4,196
Tektronix, Inc.* ...........................                283              4,944
Thermo Electron Corporation* ...............                500              9,025
                                                                           -------
                                                                            75,310
EMPLOYMENT SERVICES - 0.0%
Robert Half International, Inc.* ...........                400              8,004

ENVIRONMENTAL SERVICES - 0.2%
Allied Waste Industries, Inc.* .............                500              6,375
Waste Management, Inc.......................              1,100             29,414
                                                                           -------
                                                                            35,789
FOOD DISTRIBUTORS - 0.2%
SUPERVALU, Inc..............................                200              4,046
SYSCO Corporation ..........................              1,200             30,648
                                                                           -------
                                                                            34,694
FOOD RETAIL - 0.6%
Albertson's, Inc............................                700             22,316
Kroger Company* ............................              1,600             39,424
Safeway, Inc.* .............................              1,000             39,720
Winn-Dixie Stores, Inc......................                300              3,435
                                                                           -------
                                                                           104,895
FOOTWEAR - 0.1%
NIKE, Inc. (Cl.B) ..........................                400             18,724
Reebok International, Ltd.* ................                200              4,140
                                                                           -------
                                                                            22,864
FOREST PRODUCTS - 0.1%
Louisiana-Pacific Corporation ..............                200              1,300
Weyerhaeuser Company .......................                300             14,613
                                                                           -------
                                                                            15,913
GAS UTILITIES - 0.4%
El Paso Energy Corporation .................                892             37,063
KeySpan Corporation ........................                200              6,648
Kinder Morgan, Inc..........................                210             10,334
NICOR, Inc..................................                100              3,875
NiSource, Inc...............................                400              9,324
NiSource, Inc. - SAILS*(2)..................                 69                146
Peoples Energy Corporation .................                100              3,976
Sempra Energy ..............................                500             12,375
                                                                           -------
                                                                            83,741
GENERAL MERCHANDISE STORES - 2.7%
Big Lots, Inc.* ............................                400            $ 3,316
Costco Wholesale Corporation* ..............                900             32,004
Dollar General Corporation .................                600              7,020
Family Dollar Stores, Inc...................                300              8,256
Kmart Corporation* .........................              1,200              8,388
Target Corporation .........................              1,600             50,816
Wal-Mart Stores, Inc........................              8,200            405,900
                                                                           -------
                                                                           515,700
GOLD - 0.2%
Barrick Gold Corporation ...................                700             12,145
Homestake Mining Company ...................                500              4,650
Newmont Mining Corporation .................                400              9,440
Placer Dome, Inc............................                600              7,674
                                                                           -------
                                                                            33,909
HEALTH CARE DISTRIBUTORS & SERVICES - 0.5%
AmerisourceBergen Corporation* .............                190             13,480
Cardinal Health, Inc........................                800             59,160
McKesson HBOC, Inc..........................                500             18,895
Quintiles Transnational Corporation* .......                400              5,840
                                                                           -------
                                                                            97,375
HEALTH CARE EQUIPMENT - 1.3%
Baxter International, Inc...................              1,100             60,555
Becton, Dickinson & Company ................                400             14,800
Biomet, Inc.................................                500             14,625
Boston Scientific Corporation* .............                700             14,350
Guidant Corporation* .......................                600             23,100
Medtronic, Inc..............................              2,200             95,700
St. Jude Medical, Inc.* ....................                200             13,690
Stryker Corporation* .......................                300             15,870
                                                                           -------
                                                                           252,690
HEALTH CARE FACILITIES - 0.6%
HCA - The Healthcare Company ...............              1,000             44,310
HEALTHSOUTH Corporation* ...................                900             14,634
Manor Care, Inc.* ..........................                300              8,430
Tenet Healthcare Corporation* ..............                700             41,755
                                                                           -------
                                                                           109,129
HEALTH CARE SUPPLIES - 0.1%
Zimmer Holdings, Inc.* .....................                400             11,100

HOME FURNISHINGS - 0.1%
Leggett & Platt, Inc........................                600             11,700

HOME IMPROVEMENT RETAIL - 1.1%
Home Depot, Inc.............................              4,300            164,991
Lowe's Companies, Inc.......................              1,400             44,310
Sherwin-Williams Company ...................                300              6,666
                                                                           -------
                                                                           215,967

-------------------------------------------------------------------------------
                           22 See accompanying notes.

-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                       NUMBER                MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES              VALUE
--------------------------------------------         ----------          ------------
HOMEBUILDING - 0.1%
Centex Corporation .........................                200            $    6,746
KB HOME ....................................                200                 5,682
Pulte Homes, Inc............................                200                 6,130
                                                                           ----------
                                                                               18,558
HOTELS - 0.3%
Carnival Corporation .......................              1,100                24,222
Hilton Hotels Corporation ..................                694                 5,448
Marriott International, Inc. ...............                400                13,360
Starwood Hotels & Resorts Worldwide, Inc....                400                 8,800
                                                                           ----------
                                                                               51,830
HOUSEHOLD APPLIANCES - 0.1%
Black & Decker Corporation .................                100                 3,120
Maytag Corporation .........................                100                 2,464
Snap-on, Inc................................                100                 2,233
Stanley Works ..............................                100                 3,655
Whirlpool Corporation ......................                200                11,070
                                                                           ----------
                                                                               22,542
HOUSEHOLD PRODUCTS - 1.6%
Clorox Company .............................                400                14,800
Colgate-Palmolive Company ..................              1,000                58,250
Kimberly-Clark Corporation .................              1,000                62,000
Procter & Gamble Company ...................              2,400               174,696
                                                                           ----------
                                                                              309,746
HOUSEWARES & SPECIALTIES - 0.1%
American Greetings Corporation..............                400                 5,296
Fortune Brands, Inc.........................                200                 6,700
Newell Rubbermaid, Inc......................                500                11,355
Tupperware Corporation .....................                200                 3,988
                                                                           ----------
                                                                               27,339
INDUSTRIAL CONGLOMERATES - 4.8%
General Electric Company(1) ................             18,100               673,320
Minnesota Mining & Manufacturing Company ...                706                69,470
Textron, Inc................................                200                 6,722
Tyco International, Ltd.....................              3,600               163,800
                                                                           ----------
                                                                              913,312
INDUSTRIAL GASES - 0.1%
Air Products & Chemicals, Inc...............                400                15,432
Praxair, Inc................................                200                 8,400
                                                                           ----------
                                                                               23,832
INDUSTRIAL MACHINERY - 0.4%
Danaher Corporation ........................                207                 9,766
Dover Corporation ..........................                100                 3,011
Eaton Corporation ..........................                109                 6,454
Illinois Tool Works, Inc....................                500                27,055
Ingersoll-Rand Company .....................                200                 6,760
ITT Industries, Inc.........................                 95                 4,256
Pall Corporation ...........................                200                 3,890
Parker-Hannifin Corporation ................                300                10,335
                                                                           ----------
                                                                               71,527
INSURANCE BROKERS - 0.3%
Aon Corporation ............................                400                16,800
Marsh & McLennan Companies, Inc.............                500                48,350
                                                                           ----------
                                                                               65,150
INTEGRATED OIL & GAS - 5.2%
Amerada Hess Corporation ...................                200                12,700
Chevron Corporation  .......................                700                59,325
Conoco, Inc. (Cl.B) ........................              1,300                32,942
Exxon Mobil Corporation(1) .................             12,800               504,320
Occidental Petroleum Corporation ...........                900                21,906
Phillips Petroleum Company .................                680                36,679
Royal Dutch Petroleum Company ..............              3,900               195,975
Texaco, Inc.................................              1,600               104,000
USX-Marathon Group .........................                700                18,725
                                                                           ----------
                                                                              986,572
INTEGRATED TELECOMMUNICATION SERVICES - 5.5%
AT&T Corporation  ..........................              6,300               121,590
ALLTEL Corporation .........................                600                34,770
BellSouth Corporation  .....................              3,400               141,270
CenturyTel, Inc.............................                300                10,050
Citizens Communications
  Company* .................................                900                 8,460
Qwest Communications
  International, Inc........................              3,100                51,770
SBC Communications, Inc.....................              6,200               292,144
Sprint FON Corporation .....................              1,600                38,416
Verizon Communications, Inc.................              5,000               270,550
WorldCom, Inc.* ............................              5,300                79,712
                                                                           ----------
                                                                            1,048,732
INTERNET SOFTWARE & SERVICES - 0.1%
Yahoo!, Inc.* ..............................              1,100                 9,691

IT CONSULTING & SERVICES - 0.4%
Computer Sciences Corporation* .............                300                 9,951
Electronic Data Systems
  Corporation ..............................                900                51,822
Sapient Corporation* .......................                200                   770
Unisys Corporation* ........................                800                 6,928
                                                                           ----------
                                                                               69,471

-------------------------------------------------------------------------------
                           23 See accompanying notes.

-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                       NUMBER                MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES              VALUE
--------------------------------------------         ----------          ------------
LEISURE PRODUCTS - 0.1%
Brunswick Corporation ......................                300            $    4,941
Hasbro, Inc.................................                300                 4,200
Mattel, Inc.................................                804                12,591
                                                                           ----------
                                                                               21,732
LIFE & HEALTH INSURANCE - 0.7%
AFLAC, Inc..................................              1,000                27,000
Conseco, Inc.* .............................                900                 6,534
Jefferson-Pilot Corporation ................                200                 8,896
John Hancock Financial Services, Inc........                500                19,975
Lincoln National Corporation ...............                285                13,290
MetLife, Inc................................              1,400                41,580
Torchmark Corporation ......................                200                 7,800
UNUMProvident Corporation ..................                400                10,100
                                                                           ----------
                                                                              135,175
MANAGED HEALTH CARE - 0.5%
CIGNA Corporation ..........................                300                24,885
Humana, Inc.* ..............................                600                 7,236
UnitedHealth Group, Inc.....................                500                33,250
WellPoint Health Networks, Inc.* ...........                200                21,830
                                                                           ----------
                                                                               87,201
METAL & GLASS CONTAINERS - 0.0%
Pactiv Corporation* ........................                500                 7,245

MOTORCYCLE MANUFACTURERS - 0.1%
Harley-Davidson, Inc........................                600                24,300

MOVIES & ENTERTAINMENT - 2.4%
AOL Time Warner, Inc.* .....................              8,200               271,420
Viacom, Inc. (Cl.B)* .......................              3,300               113,850
Walt Disney Company ........................              3,800                70,756
                                                                           ----------
                                                                              456,026
MULTI-LINE INSURANCE - 2.1%
American International Group, Inc. .........              4,821               376,038
Hartford Financial Services Group, Inc......                400                23,496
Loews Corporation ..........................                100                 4,628
                                                                           ----------
                                                                              404,162
MULTI-UTILITIES - 0.4%
Dynegy, Inc.................................                500                17,325
Enron Corporation ..........................              1,100                29,953
Williams Companies, Inc.....................              1,100                30,030
                                                                           ----------
                                                                               77,308
NETWORKING EQUIPMENT - 0.9%
Avaya, Inc.* ...............................                500                 4,950
Cisco Systems, Inc.* .......................             13,600               165,648
                                                                           ----------
                                                                              170,598
OFFICE ELECTRONICS - 0.0%
Xerox Corporation ..........................              1,200                 9,300

OFFICE SERVICES & SUPPLIES - 0.0%
Avery Dennison Corporation .................                200                 9,462
Pitney Bowes, Inc...........................                200                 7,650
                                                                           ----------
                                                                               17,112
OIL & GAS DRILLING - 0.2%
Nabors Industries, Inc.* ...................                300                 6,291
Noble Drilling Corporation* ................                200                 4,800
Rowan Companies, Inc.* .....................                300                 3,714
Transocean Sedco Forex, Inc.................                600                15,840
                                                                           ----------
                                                                               30,645
OIL & GAS EQUIPMENT & SERVICES - 0.5%
Baker Hughes, Inc...........................                600                17,370
Halliburton Company ........................                800                18,040
Schlumberger, Ltd...........................              1,100                50,270
                                                                           ----------
                                                                               85,680
OIL & GAS EXPLORATION & PRODUCTION - 0.5%
Anadarko Petroleum Corporation..............                500                24,040
Apache Corporation .........................                200                 8,598
Burlington Resources, Inc...................                500                17,105
Devon Energy Corporation ...................                200                 6,880
EOG Resources, Inc..........................                300                 8,679
Kerr-McGee Group ...........................                100                 5,191
Unocal Corporation .........................                500                16,250
                                                                           ----------
                                                                               86,743
OIL & GAS REFINING & MARKETING - 0.1%
Ashland, Inc................................                100                 3,855
Sunoco, Inc.................................                200                 7,120
                                                                           ----------
                                                                               10,975
PACKAGED FOODS - 1.3%
Campbell Soup Company ......................                700                19,600
ConAgra Foods, Inc..........................              1,100                24,695
General Mills, Inc..........................                500                22,750
H.J. Heinz Company .........................                600                25,290
Hershey Foods Corporation ..................                200                13,074
Kellogg Company ............................                700                21,000
Ralston Purina Group .......................                500                16,400
Sara Lee Corporation .......................              1,400                29,820
Unilever N.V................................              1,046                56,505
Wm. Wrigley Jr. Company ....................                400                20,520
                                                                           ----------
                                                                              249,654
PAPER PACKAGING - 0.1%
Sealed Air Corporation* ....................                200                 7,298
Temple-Inland, Inc..........................                200                 9,498
                                                                           ----------
                                                                               16,796

-------------------------------------------------------------------------------
                           24 See accompanying notes.

-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                       NUMBER                 MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES               VALUE
--------------------------------------------         ----------            -----------
PAPER PRODUCTS - 0.4%
Boise Cascade Corporation ..................                200            $     5,900
Georgia-Pacific Group ......................                400                 11,516
International Paper Company ................                800                 27,840
Mead Corporation ...........................                300                  8,304
Westvaco Corporation .......................                200                  5,140
Willamette Industries, Inc..................                200                  8,998
                                                                           -----------
                                                                                67,698
PERSONAL PRODUCTS - 0.4%
Avon Products, Inc..........................                400                 18,500
Gillette Company ...........................              1,900                 56,620
                                                                           -----------
                                                                                75,120
PHARMACEUTICALS - 10.5%
Abbott Laboratories  .......................              2,800                145,180
Allergan, Inc...............................                201                 13,326
American Home Products Corporation .........              2,400                139,800
Bristol-Myers Squibb Company ...............              3,600                200,016
Eli Lilly & Company  .......................              2,100                169,470
Forest Laboratories, Inc.* .................                400                 28,856
Johnson & Johnson ..........................              5,600                310,240
King Pharmaceuticals, Inc.* ................                500                 20,975
Merck & Company, Inc........................              4,200                279,720
Pfizer, Inc.................................             11,600                465,160
Pharmacia Corporation ......................              2,400                 97,344
Schering-Plough Corporation ................              2,700                100,170
Watson Pharmaceuticals, Inc.* ..............                200                 10,942
                                                                           -----------
                                                                             1,981,199
PHOTOGRAPHIC PRODUCTS - 0.1%
Eastman Kodak Company ......................                600                 19,518

PROPERTY & CASUALTY INSURANCE - 0.8%
Allstate Corporation .......................              1,100                 41,085
Chubb Corporation ..........................                200                 14,282
Cincinnati Financial Corporation ...........                200                  8,324
MBIA, Inc...................................                200                 10,000
MGIC Investment Corporation ................                200                 13,068
Progressive Corporation ....................                200                 26,780
SAFECO Corporation .........................                200                  6,066
St. Paul Companies, Inc.....................                300                 12,366
XL Capital, Ltd.............................                151                 11,951
                                                                           -----------
                                                                               143,922
PUBLISHING & PRINTING - 0.4%
Gannett Company, Inc........................                500                 30,055
Knight-Ridder, Inc..........................                100                  5,585
McGraw-Hill Companies, Inc..................                300                 17,460
New York Times Company .....................                200                  7,806
Tribune Company ............................                500                 15,700
                                                                           -----------
                                                                                76,606
RAILROADS - 0.3%
Burlington Northern Santa Fe
Corporation ................................                800                 21,400
CSX Corporation ............................                300                  9,450
Norfolk Southern Corporation ...............                700                 11,284
Union Pacific Corporation ..................                500                 23,450
                                                                           -----------
                                                                                65,584
RESTAURANTS - 0.5%
Darden Restaurants, Inc.....................                200                  5,250
McDonald's Corporation .....................              2,400                 65,136
Starbucks Corporation* .....................                800                 11,872
Tricon Global Restaurants, Inc.* ...........                300                 11,766
Wendy's International, Inc..................                200                  5,330
                                                                           -----------
                                                                                99,354
SEMICONDUCTOR EQUIPMENT - 0.4%
Applied Materials, Inc.* ...................              1,600                 45,504
KLA-Tencor Corporation* ....................                400                 12,632
Novellus Systems, Inc.* ....................                300                  8,568
Teradyne, Inc.* ............................                400                  7,800
                                                                           -----------
                                                                                74,504
SEMICONDUCTORS - 2.7%
Advanced Micro Devices, Inc.* ..............                800                  6,520
Altera Corporation* ........................                900                 14,841
Analog Devices, Inc.* ......................                700                 22,890
Applied Micro Circuits Corporation* ........                500                  3,495
Broadcom Corporation* ......................                500                 10,150
Conexant Systems, Inc.* ....................                700                  5,810
Intel Corporation ..........................             12,400                252,836
Linear Technology Corporation ..............                500                 16,400
LSI Logic Corporation* .....................                700                  8,225
Maxim Integrated Products, Inc.* ...........                700                 24,458
Micron Technology, Inc.* ...................              1,200                 22,596
National Semiconductor Corporation* ........                400                  8,820
PMC-Sierra, Inc.* ..........................                300                  3,117
QLogic Corporation* ........................                200                  3,800
Texas Instruments, Inc......................              3,200                 79,936
Vitesse Semiconductor Corporation* .........                400                  3,100
Xilinx, Inc.* ..............................                600                 14,118
                                                                           -----------
                                                                               501,112
SOFT DRINKS - 2.1%
Coca-Cola Company  .........................              4,600                215,510
Coca-Cola Enterprises, Inc..................                800                 12,272
Pepsi Bottling Group, Inc...................                200                  9,214
PepsiCo, Inc................................              3,200                155,200
                                                                           -----------
                                                                               392,196

-------------------------------------------------------------------------------
                           25 See accompanying notes.

-------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
ENHANCED INDEX SERIES (CONTINUED)

                                                       NUMBER                 MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES               VALUE
--------------------------------------------         ----------            -----------
SPECIALTY CHEMICALS - 0.2%
Great Lakes Chemical Corporation ...........                100            $     2,210
International Flavors & Fragrances, Inc ....                200                  5,538
PPG Industries, Inc.........................                300                 13,725
Rohm & Haas Company ........................                400                 13,104
Sigma-Aldrich Corporation ..................                100                  4,520
                                                                           -----------
                                                                                39,097
SPECIALTY STORES - 0.3%
AutoZone, Inc.* ............................                200                 10,372
Bed Bath & Beyond, Inc.* ...................                600                 15,276
Office Depot, Inc.* ........................                800                 10,880
Staples, Inc.* .............................              1,000                 13,320
Tiffany & Company ..........................                300                  6,495
Toys `R' Us, Inc.* .........................                400                  6,892
                                                                           -----------
                                                                                63,235
STEEL - 0.1%
Allegheny Technologies, Inc.................                300                  3,999
Nucor Corporation ..........................                100                  3,970
USX-U.S. Steel Group .......................                200                  2,796
Worthington Industries, Inc.................                300                  3,375
                                                                           -----------
                                                                                14,140
SYSTEMS SOFTWARE - 3.7%
Adobe Systems, Inc..........................                400                  9,592
BMC Software, Inc.* ........................                700                  8,890
Computer Associates International, Inc......              1,200                 30,888
Microsoft Corporation*(1) ..................              9,900                506,583
Novell, Inc.* ..............................              1,200                  4,392
Oracle Corporation* ........................             10,400                130,832
VERITAS Software Corporation* ..............                700                 12,908
                                                                           -----------
                                                                               704,085
TELECOMMUNICATIONS EQUIPMENT - 1.4%
ADC Telecommunications, Inc.* ..............              1,400                  4,886
Andrew Corporation* ........................                300                  5,454
CIENA Corporation* .........................                600                  6,174
Comverse Technology, Inc.* .................                300                  6,144
Corning, Inc................................              1,700                 14,994
JDS Uniphase Corporation* ..................              2,500                 15,800
Lucent Technologies, Inc....................              6,300                 36,099
Motorola, Inc...............................              3,999                 62,384
Nortel Networks Corporation ................              5,900                 33,099
QUALCOMM, Inc.* ............................              1,400                 66,556
Scientific-Atlanta, Inc.....................                300                  5,265
Tellabs, Inc.* .............................                800                  7,904
                                                                           -----------
                                                                               264,759

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER                 MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES               VALUE
--------------------------------------------         ----------            -----------
TIRES & RUBBER - 0.0%
Cooper Tire & Rubber Company................                100            $     1,424
Goodyear Tire & Rubber Company .............                400                  7,372
                                                                           -----------
                                                                                 8,796
TOBACCO - 1.1%
Philip Morris Companies, Inc................              4,100                197,989
UST, Inc....................................                467                 15,498
                                                                           -----------
                                                                               213,487
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Genuine Parts Company ......................                300                  9,558
W.W. Grainger, Inc..........................                100                  3,885
                                                                           -----------
                                                                                13,443
TRUCKING - 0.0%
Ryder System, Inc...........................                300                  5,997

WIRELESS TELECOMMUNICATION SERVICES - 0.7%
AT&T Wireless Services, Inc.*...............              4,800                 71,712
Nextel Communications, Inc.*................              1,400                 12,124
Sprint PCS Group* ..........................              1,800                 47,322
                                                                           -----------
                                                                               131,158
                                                                           -----------
Total common stocks - 91.9% ................                                17,357,655

U.S. GOVERNMENT SECURITIES - 0.9%
U.S. Treasury Bill, 3.43% - 10-18-01 .......         $  175,000                174,801

REPURCHASE AGREEMENT - 7.1%
United Missouri Bank,
  2.85%, 10-01-01 (Collateralized
  by FNMA, 10-09-01 with
  a value of $1,374,000) ...................         $1,346,000              1,346,000
                                                                           -----------
  Total investments - 99.9% ................                                18,878,456
  Cash and other assets,
    less liabilities - 0.1% ................                                    23,381
                                                                           -----------
  Total net assets - 100.0% ................                               $18,901,837
                                                                           ===========

The identified cost of investments for federal income tax purposes at September 30, 2001 was $23,427,036.

* Non-income producing securities

(1) Security is segregated as collateral for futures, options or forward exchange contracts.

(2) SAILS - Stock Appreciation Income Linked Security - is the term used for a unit consisted of a zero coupon debt security and a forward equity contract.

-------------------------------------------------------------------------------
                           26 See accompanying notes.

MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

NOVEMBER 15, 2001

ADVISOR, SECURITY
MANAGEMENT COMPANY,LLC

[Cindy L. Shields Photo]

Cindy L. Shields
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The 12 months ending on September 30, 2001 have been challenging for nearly all equity investors, and the same stands true in the area of socially responsible investing. Security Social Awareness Fund performance fell 29.71% over the period, while the benchmark Domini Social Index declined 26.75%.(1)

UTILITIES AND TECHNOLOGY HEADLINE THE DECLINE

Our single holding in the utilities sector made that the largest declining area for the fund. The fact that natural gas prices have been cut in half from what they were a year ago, coupled with the California brownouts, have led to a 68% decline for Enron Corporation, an aggressive company that has attempted to take advantage of deregulation of the industry. Our weighting was about half of the benchmark, which declined only 40% over the same period.

The portfolio held a neutral weight compared to the benchmark in technology, which continued to underperform for the fund, losing 60% over the 12-month period. We feel that many technology companies are working down excess inventories as they try to work out the balance between supply and demand for their products. Looking back, 1999 saw massive increases in technology spending, as individuals and corporations upgraded their systems in anticipation of Y2K. At the same time, many companies felt it was absolutely necessary to have an Internet presence. As a result of these widespread upgrades in tandem with a slowing economy, a natural stall in purchases of items such as servers and supporting software has now become a reality.

For example, ADC Telecommunications is a diverse provider of telecommunications equipment. Their stock fell 87% during the one-year period, as many telecommunication service companies revised plans of bundling services such as providing cable, wireless phones, Internet access, etc. EMC Corporation, a data storage company, also declined 87%. Sun Microsystems, Inc., which provides large computer systems, such as UNIX servers, declined nearly 86%.

STILL, GOOD NEWS IN MATERIALS, CONSUMER AREAS AND HEALTHCARE

In the materials sector, Praxair, Inc., a supplier of industrial gases, saw its stock increase more than 14% over the 12-month period. In addition, consumer staples, which are the "supermarket" items consumers continue to buy regardless of market conditions, performed well for the Fund. General Mills, Inc., a manufacturer of diversified food products, rose 31%, in part because of a favorable outlook for its new products. Colgate-Palmolive Corporation gained nearly 25% for the year. Personal products manufacturer Kimberly-Clark Corporation was up nearly 13%, benefiting from the lower costs of paper pulp, a primary raw material used in its products.

Many investors emphasized the healthcare sector over the past year, as healthcare stocks traditionally perform well in weaker economies. Consumers tend to continue spending for medications, even if they have cut back on discretionary items. The Fund was slightly overweight the benchmark in this area. Among the strongest performers for the year was Cardinal Health, Inc., a drug distributor company. Cardinal saw its stock rise nearly 26% over the period. Johnson & Johnson, a diverse healthcare company, experienced a 19% increase, and Alza Corp gained 18%, largely because it was acquired by Johnson & Johnson during the year.

SHARPER RECOVERY POSSIBLE AFTER NATIONAL TRAGEDY

Overall, a slowing U.S. economy eventually led to a weaker global economy. The technology bubble effect resulting from Y2K left much of the financial world feeling the effects of failed expectations. We anticipated that the markets would hit the bottom of the economic cycle sometime during the third quarter of 2001, followed by a gradual and steady recovery. But the world has changed now.

The national tragedy of September 11 likely pushed the bottoming out of the market into the fourth quarter of 2001, resulting in a weaker quarter than we had anticipated. We expect continued short-term volatility, as uncertainty about the escalating war and possible further terrorist acts remain on the minds of investors. The Federal Reserve may continue with the trend of multiple interest rate cuts to stimulate spending, and Congress is currently debating fiscal help in the form of tax credits, rebates and other forms. The economic recovery is more likely to be "V-shaped" than it continued on page 28
-------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES

NOVEMBER 15, 2001

was before the attacks, with a sharper and more defined turn. This will be felt globally, not just in the U.S. The Fund has been positioned defensively during the weaker economic period, but as the markets come back, we'll move into more aggressive positioning.

Sincerely,


Cindy Shields
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                  PERFORMANCE

                      SECURITY SOCIAL AWARENESS SERIES VS.
                                DOMINI 400 INDEX

                         SECURITY SOCIAL AWARENESS FUND

Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
11/01/1996       10,000            578            0                   0              0              9,422
09/30/1997            0              0            0                   0              0             11,300
09/30/1998            0              0            0                   0              0             12,192
09/30/1999            0              0            0                   0              0             15,372
09/30/2000            0              0            0                   0              0             16,890
09/30/2001            0              0            0                   0              0             11,874


                                   DOMINI 400

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
10/31/1996       10,000              0       10,000              0                   0                  0
09/30/1997            0              0       13,937           5.53                   0                  0
09/30/1998            0              0       15,687           6.61                   0                  0
09/30/1999            0              0       20,722          -3.18                   0                  0
09/30/2000            0              0       22,758          -6.25                   0                  0
09/30/2001            0              0       16,668           -8.4                   0                  0


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in ClassA shares of Social Awareness Series on November 1, 1996, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $11,874. By comparison, the same $10,000 investment would have grown to $16,668 based on the Domini 400 Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
Microsoft Corporation                                                     6.0%
American International Group, Inc.                                        5.8%
Johnson & Johnson                                                         4.5%
Merck & Company, Inc.                                                     3.9%
SBC Communications,Inc.                                                   3.1%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                                  1 YEAR        SINCE INCEPTION
                                                 --------     ------------------
A Shares                                         (29.71%)        4.82% (11-1-96)
A Shares with sales charge                       (33.75%)        3.56% (11-1-96)
B Shares                                         (30.44%)        3.68% (11-1-96)
B Shares with CDSC                               (33.92%)        3.32% (11-1-96)
C Shares                                         (30.39%)     (10.83%) (1-29-99)
C Shares with CDSC                               (31.08%)     (10.83%) (1-29-99)
S Shares                                             N/A      (25.89%) (2-01-01)
S Shares with CDSC                                   N/A      (30.34%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                       28

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
SOCIAL AWARENESS SERIES

                                                           NUMBER         MARKET
COMMON STOCKS                                            OF SHARES         VALUE
-----------------------------------------------------    ---------      ----------
ADVERTISING - 1.1%
Omnicom Group, Inc. .................................        3,500      $  227,150

AIR FREIGHT & COURIERS- 0.3%
FedEx Corporation* ..................................        1,400          51,450

AIRLINES - 0.9%
Southwest Airlines Company ..........................       13,200         195,888

APPAREL RETAIL - 0.2%
Talbots, Inc. .......................................        2,000          44,900

BANKS - 6.5%
Bank of America Corporation .........................        5,200         303,680
Bank of New York Company, Inc. ......................        7,100         248,500
Fifth Third Bancorp .................................        2,100         129,108
Mellon Financial Corporation ........................        3,400         109,922
Northern Trust Corporation ..........................        1,200          62,976
PNC Financial Services Group ........................        3,100         177,475
Wells Fargo & Company ...............................        7,700         342,265
                                                                        ----------
                                                                         1,373,926
BIOTECHNOLOGY - 1.3%
Amgen, Inc.* ........................................        4,500         264,420

BROADCASTING & CABLE TV - 1.3%
Clear Channel Communications, Inc.* .................        1,592          63,282
Comcast Corporation* ................................        5,600         200,872
                                                                        ----------
                                                                           264,154
COMPUTER HARDWARE - 4.7%
Compaq Computer Corporation .........................        7,300          60,663
Dell Computer Corporation* ..........................       13,900         257,567
Hewlett-Packard Company .............................        5,100          82,110
International Business Machines Corporation .........        5,400         498,420
Sun Microsystems, Inc.* .............................       11,200          92,624
                                                                        ----------
                                                                           991,384
COMPUTER STORAGE & PERIPHERALS - 0.5%
EMC Corporation* ....................................        9,500         111,625

CONSTRUCTION & FARM MACHINERY - 0.5%
Deere & Company .....................................        2,800         105,308

CONSUMER FINANCE - 1.8%
Household International, Inc. .......................        3,300         186,054
MBNA Corporation ....................................        6,600         199,914
                                                                        ----------
                                                                           385,968
DATA PROCESSING SERVICES - 1.3%
Paychex, Inc. .......................................        8,500         267,835

DEPARTMENT STORES - 0.8%
Kohl's Corporation* .................................        3,400         163,200

DIVERSIFIED FINANCIAL SERVICES - 5.4%
American Express Company ............................        5,800      $  168,548
Fannie Mae ..........................................        4,500         360,270
Freddie Mac .........................................        2,800         182,000
J.P. Morgan Chase & Company .........................        8,500         290,275
Merrill Lynch & Company, Inc. .......................        3,300         133,980
                                                                        ----------
                                                                         1,135,073
DRUG RETAIL - 1.3%
CVS Corporation .....................................        4,600         152,720
Walgreen Company ....................................        3,700         127,391
                                                                        ----------
                                                                           280,111
ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
Molex, Inc. .........................................        6,000         168,660

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Sanmina Corporation* ................................        4,900          66,542

FOOD RETAIL - 1.1%
Kroger Company* .....................................        9,300         229,152

GENERAL MERCHANDISE STORES - 1.8%
Family Dollar Stores, Inc. ..........................        9,200         253,184
Target Corporation ..................................        3,800         120,688
                                                                        ----------
                                                                           373,872
HEALTH CARE DISTRIBUTORS & SERVICES - 1.3%
Cardinal Health, Inc. ...............................        3,712         274,502

HEALTH CARE EQUIPMENT - 1.6%
Medtronic, Inc. .....................................        7,700         334,950

HOME IMPROVEMENT RETAIL - 2.4%
Home Depot, Inc. ....................................       10,400         399,048
Lowe's Companies, Inc. ..............................        3,600         113,940
                                                                        ----------
                                                                           512,988
HOUSEHOLD PRODUCTS - 4.1%
Colgate-Palmolive Company ...........................        4,400         256,300
Kimberly-Clark Corporation ..........................        3,000         186,000
Procter & Gamble Company ............................        5,700         414,903
                                                                        ----------
                                                                           857,203

INDUSTRIAL CONGLOMERATES - 0.8%
Minnesota Mining & Manufacturing Company ............        1,700         167,280

INDUSTRIAL GASES - 0.7%
Praxair, Inc. .......................................        3,700         155,400

INDUSTRIAL MACHINERY - 0.5%
Illinois Tool Works, Inc. ...........................        2,100         113,631

INSURANCE BROKERS - 0.6%
Marsh & McLennan Companies, Inc. ....................       1,400         135,380

--------------------------------------------------------------------------------
                           29 See accompanying notes.

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
SOCIAL AWARENESS SERIES (CONTINUED)

                                                           NUMBER         MARKET
COMMON STOCKS (CONTINUED)                                OF SHARES        VALUE
-----------------------------------------------------    ---------     -----------
INTEGRATED TELECOMMUNICATION SERVICES - 5.3%
AT&T Corporation ....................................       11,244     $   217,009
BellSouth Corporation ...............................        4,600         191,130
SBC Communications, Inc. ............................       13,948         657,230
Sprint Corporation (FON Group) ......................        2,000          48,020
                                                                        ----------
                                                                         1,113,389
LIFE & HEALTH INSURANCE - 0.3%
AFLAC, Inc. .........................................        2,200          59,400

MOVIES & ENTERTAINMENT - 3.6%
AOL Timer Warner, Inc.* .............................       11,100         367,410
Viacom, Inc. (Cl. B)* ...............................        6,700         231,150
Walt Disney Company .................................        8,100         150,822
                                                                        ----------
                                                                           749,382
MULTI-LINE INSURANCE - 5.8%
American International Group, Inc. ..................       15,654       1,221,012

MULTI - UTILITIES - 0.6%
Enron Corporation ...................................        4,500         122,535

NETWORKING EQUIPMENT - 1.9%
Cisco Systems, Inc.* ................................       31,900         388,542
McDATA Corporation* .................................          382           3,205
                                                                        ----------
                                                                           391,747
OIL & GAS EQUIPMENT & SERVICES - 0.5%
BJ Services Company* ................................        5,800         103,182

PACKAGED FOODS - 0.6%
General Mills, Inc. .................................        2,700         122,850

PHARMACEUTICALS - 10.5%
Allergan, Inc. ......................................        2,900         192,270
Johnson & Johnson ...................................       17,104         947,562
Merck & Company, Inc. ...............................       12,200         812,520
Schering-Plough Corporation .........................        6,900         255,990
                                                                        ----------
                                                                         2,208,342
PROPERTY & CASUALTY INSURANCE - 1.2%
Chubb Corporation ...................................        3,400         242,794

PUBLISHING & PRINTING - 1.1%
McGraw-Hill Companies, Inc. .........................        1,600          93,120
New York Times Company ..............................        3,800         148,314
                                                                        ----------
                                                                           241,434
RESTAURANTS - 0.7%
McDonald's Corporation ..............................        5,000         135,700

SEMICONDUCTOR EQUIPMENT - 0.5%
Applied Materials, Inc.* ............................        3,500          99,540

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                          NUMBER          MARKET
COMMON STOCKS (CONTINUED)                                OF SHARES        VALUE
-----------------------------------------------------   ----------     -----------
SEMICONDUCTORS - 4.8%
Analog Devices, Inc.* ...............................        2,500     $    81,750
Intel Corporation ...................................       30,200         615,778
Micron Technology, Inc.* ............................        4,100          77,203
Texas Instruments, Inc. .............................        7,200         179,856
Xilinx, Inc.* .......................................        2,000          47,060
                                                                       -----------
                                                                         1,001,647
SOFT DRINKS - 4.4%
Coca-Cola Company ...................................       10,600         496,610
PepsiCo, Inc. .......................................        8,900         431,650
                                                                       -----------
                                                                           928,260
SYSTEMS SOFTWARE - 6.5%
Adobe Systems, Inc. .................................        4,800         115,104
Microsoft Corporation* ..............................       24,600       1,258,782
                                                                       -----------
                                                                         1,373,886
TELECOMMUNICATIONS EQUIPMENT - 1.3%
ADC Telecommunications, Inc.* .......................        5,900          20,591
Comverse Technology, Inc.* ..........................        3,500          71,680
QUALCOMM, Inc.* .....................................        2,400         114,096
Scientific-Atlanta, Inc. ............................        4,300          75,465
                                                                       -----------
                                                                           281,832
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
AT&T Wireless Services, Inc.* .......................        3,618          54,053
Sprint Corporation (PCS Group)* .....................        5,800         152,482
                                                                       -----------
                                                                           206,535
                                                                       -----------
  Total common stocks - 94.5% ....................................      19,855,419

REPURCHASE AGREEMENT - 5.3%
United Missouri Bank, 2.85%, 10-01-01
  (by FNMA, 10-09-01
  with a value of $1,143,000) .......................   $1,119,000       1,119,000
                                                                       -----------
  Total investments - 99.8% ......................................      20,974,419
  Cash and other assets, less liabilities - 0.2% .................          52,271
                                                                       -----------
  Total net assets - 100.0% ......................................     $21,026,690
                                                                       ===========

The identified cost of investments owned at September 30, 2001 was the same for federal income tax and financial statement purposes.

* Non-income producing security.

--------------------------------------------------------------------------------
                           30 See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - TOTAL RETURN SERIES

NOVEMBER 15, 2001

[ SECURITY FUNDS LOGO ]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC

        [PHOTO OF
     TERRY MILBERGER]

     Terry Milberger
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The Security Total Return Fund felt the same effects of the sharp market decline experienced by most equity investments. The Fund returned -31.43%, lagging to the benchmark S&P 500 Stock Index, which returned -- 26.61%.(1)

LACK OF VISIBILITY THE SUMMARY FOR EQUITY INVESTING FOR THE YEAR

The past 12 months have been extremely difficult for equity investors. First of all, the economy sharply decelerated toward the end of 2000 as a result of the Federal Reserve raising interest rates. Additionally there was economic uncertainty generated from the extended presidential election process, which carried over into 2001. Finally, the SEC enacted Regulation FD, which requires companies to disclose financial information and expectations to the entire public if they decide to disclose it anywhere. The result of these events is that earnings expectations from many companies have been cloudy at best, and many companies have become tight-lipped about releasing earnings projections. A general lack of visibility to forecast earnings would characterize this period.

MONEY JUST NOT THERE TO INVEST

Coming into the new fiscal year, many consumers had become accustomed to the past two years of extreme financial prosperity. Many had taken on higher amounts of debt that they may not have if they had known what was ahead. Then came higher heating bills, high gasoline prices, and other financial burdens. All of this led investors to be more cautious about entering the equity market.

FINANCIAL STOCKS AND TECHNOLOGY FALTER

The weak economy has hit the financial sector hard, especially companies that rely on fee-based income. American Express Corporation lost nearly 52% for the 12- month period. Merrill Lynch & Company fell nearly 38%, while Northern Trust Corporation dropped 30%.

The Fund was slightly overweight in the technology sector, which hurt the absolute and relative performance for the period. Major contributors to the negative return include Nortel Networks Corporation, which fell nearly 91%, and Tellabs, Inc., which was down 79%.

MATERIALS AND CONSUMER STAPLES STRONG FOR TOTAL RETURN

The materials sector returned a positive 15% for the Fund over the 12-month period. The top performer in the sector was Rohm & Haas, which returned a positive 44%. Ecolab, Inc., which produces cleaning maintenance products, also performed well, returning a positive 2%.

We were underweight the benchmark in consumer staples, and that was a negative for us. But the sector was still good for the fund, returning 1%. The top performer was Ralston-Purina Group, which gained 33%. Colgate-Palmolive returned a positive 25%, and Pepsico, Inc. gained 2%.

ECONOMIC STIMULATION AHEAD

The recession we are experiencing has gotten worse as the year has gone along, and was topped off by the September 11 attack on the United States. The biggest impact of the recession is the general nervousness that has been generated about the economy. We feel strongly that the economy will recover in the next year, and Congress is currently working on plans to help stimulate economic growth. It's possible that interest rates will be cut even further, and we may see other programs aimed at increasing consumer confidence. Another boost to spending may come from the fact that natural gas prices are currently about half of what they were at this time last year.

In our view, as economic growth gets better, we will begin to see more investor confidence, and this will lead to increased investor spending. Stocks are valued as attractively as they have been in some time, and history has shown us that periods such as this are ideal for investing in the stock market. We believe that the same will hold true for the upcoming recovery.

Sincerely,


Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - TOTAL RETURN SERIES

NOVEMBER 15, 2001

                                  PERFORMANCE


                        SECURITY TOTAL RETURN SERIES VS.
                                 S&P 500 INDEX

                           SECURITY TOTAL RETURN FUND

Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
06/01/1995       10,000            575            0                   0              0              9,425
09/30/1995            0              0            0                   0              0              9,934
09/30/1996            0              0            0                   0              0             10,929
09/30/1997            0              0            0                   0              0             13,006
09/30/1998            0              0            0                   0              0             12,059
09/30/1999            0              0            0                   0              0             14,209
09/30/2000            0              0            0                   0              0             15,131
09/30/2001            0              0            0                   0              0             10,339





                                    S&P 500

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
05/31/1995       10,000              0       10,000              0                   0                  0
09/30/1995            0              0       11,045           4.22                   0                  0
09/30/1996            0              0       13,291           5.63                   0                  0
09/30/1997            0              0       18,667           5.48                   0                  0
09/30/1998            0              0       20,356           6.41                   0                  0
09/30/1999            0              0       26,017          -2.74                   0                  0
09/30/2000            0              0       29,473          -5.28                   0                  0
09/30/2001            0              0       21,627          -8.07                   0                  0




                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in ClassA shares of Total Return Series on June 1, 1995, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $10,339. By comparison, the same $10,000 investment would have grown to $21,627, based on the S&P 500 Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                                    % OF
                                                                 NET ASSETS
                                                                 ----------
General Electric Company                                            5.6%
Microsoft Corporation                                               4.8%
American International Group, Inc.                                  3.4%
Wal-Mart Stores, Inc.                                               3.1%
Exxon Mobil Corporation                                             3.0%
**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                     1 YEAR         5 YEARS        SINCE INCEPTION
                                   --------         -------       -----------------
A Shares                           (31.43%)         (1.01%)         1.55%   (6-1-95)
A Shares with sales                (35.37%)         (2.17%)         0.60%   (6-1-95)
charge
B Shares                           (32.14%)         (1.97%)         0.56%   (6-1-95)
B Shares with CDSC                 (35.54%)         (2.36%)         0.56%   (6-1-95)
C Shares                           (32.26%)            N/A        (11.49%) (1-29-99)
C Shares with CDSC                 (32.94%)            N/A        (11.49%) (1-29-99)
S Shares                               N/A             N/A        (30.07%) (2-01-01)
S Shares with CDSC                     N/A             N/A        (34.27%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
TOTAL RETURN SERIES


                                                       NUMBER               MARKET
COMMON STOCKS                                         OF SHARES              VALUE
--------------------------------------------         ----------          -----------
ADVERTISING - 1.4%
Omnicom Group, Inc. ........................              1,150           $   74,635

AEROSPACE & DEFENSE - 0.9%
General Dynamics Corporation ...............                550               48,576

ALUMINUM - 0.3%
Alcoa, Inc. ................................                600               18,606

APPLICATION SOFTWARE - 0.9%
Amdocs, Ltd.* ..............................              1,300               34,645
Check Point Software Technologies, Ltd.* ...                600               13,212
                                                                          ----------
                                                                              47,857

BANKS - 3.0%
Bank of New York Company, Inc. .............              1,450               50,750
FleetBoston Financial Corporation ..........              1,700               62,475
Northern Trust Corporation .................                500               26,240
Wells Fargo & Company ......................                600               26,670
                                                                          ----------
                                                                             166,135

BREWERS - 0.4%
Anheuser-Busch Companies, Inc. .............                500               20,940

BROADCASTING & CABLE TV - 4.2%
Clear Channel  Communications, Inc.* .......              1,625               64,594
Comcast Corporation* .......................              1,800               64,566
Liberty Media Corporation* .................              5,700               72,390
Univision Communications, Inc.* ............              1,200               27,540
                                                                          ----------
                                                                             229,090

COMPUTER HARDWARE - 2.9%
Dell Computer Corporation* .................              6,200              114,886
International Business Machines
  Corporation ..............................                400               36,920
Sun Microsystems, Inc.* ....................              1,000                8,270
                                                                          ----------
                                                                             160,076

COMPUTERS STORAGE & PERIPHERALS - 0.5%
EMC Corporation* ...........................              1,900               22,325
Network Appliance, Inc.* ...................                450                3,060
                                                                          ----------
                                                                              25,385

CONSUMER FINANCE - 0.3%
Providian Financial Corporation ............                700               14,105

DATA PROCESSING SERVICES - 1.2%
Automatic Data Processing, Inc. ............              1,350               63,504

DEPARTMENT STORES - 1.4%
Kohl's Corporation* ........................              1,600               76,800

DIVERSIFIED CHEMICALS - 0.4%
Dow Chemical Company .......................                600               19,656

DIVERSIFIED COMMERCIAL SERVICES - 0.7%
Ecolab, Inc. ...............................              1,050               38,146

DIVERSIFIED FINANCIAL SERVICES - 8.7%
American Express Company ...................              1,850               53,761
Citigroup, Inc. ............................              2,966              120,123
Fannie Mae .................................                900               72,054
Goldman Sachs Group, Inc. ..................                600               42,810
J.P. Morgan Chase & Company ................              3,425              116,964
Merrill Lynch & Company, Inc. ..............                900               36,540
Morgan Stanley Dean Witter & Company .......                800               37,080
                                                                          ----------
                                                                             479,332

DRUG RETAIL - 0.7%
Walgreen Company ...........................              1,200               41,316

ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
Molex, Inc. ................................              1,550               43,570

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
Sanmina Corporation* .......................              3,000               40,740

FOOD RETAIL - 0.4%
Safeway, Inc.* .............................                600               23,832

GAS UTILITIES - 0.8%
El Paso Corporation ........................              1,100               45,705

GENERAL MERCHANDISE STORES - 3.4%
Target Corporation .........................              1,400               44,464
Wal-Mart Stores, Inc. ......................              2,850              141,075
                                                                          ----------
                                                                             185,539

HEALTH CARE DISTRIBUTORS & SERVICES - 0.9%
Cardinal Health, Inc. ......................                675               49,916

HEALTH CARE EQUIPMENT - 2.8%
Guidant Corporation* .......................              1,100               42,350
Medtronic, Inc. ............................              2,500              108,750
                                                                          ----------
                                                                             151,100

HOME IMPROVEMENT RETAIL - 1.1%
Home Depot, Inc. ...........................              1,600               61,392

HOUSEHOLD PRODUCTS - 1.4%
Colgate-Palmolive Company ..................                650               37,862
Kimberly-Clark Corporation .................                600               37,200
                                                                          ----------
                                                                              75,062

INDUSTRIAL CONGLOMERATES - 6.8%
General Electric Company ...................              6,950              258,540
Tyco International, Ltd. ...................              2,500              113,750
                                                                          ----------
                                                                             372,290

INDUSTRIAL MACHINERY - 1.4%
Illinois Tool Works, Inc. ..................              1,450               78,460

INSURANCE BROKERS - 1.1%
Marsh & McLennan Companies, Inc. ...........                600               58,020

INTEGRATED OIL & GAS - 3.7%
Chevron Corporation ........................                400               33,900


--------------------------------------------------------------------------------
                           33 See accompanying notes.

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
TOTAL RETURN SERIES (CONTINUED)


                                                       NUMBER               MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES              VALUE
--------------------------------------------         ----------          -----------
Exxon Mobil Corporation ....................              3,500           $  137,900
Royal Dutch Petroleum Company ..............                600               30,150
                                                                          ----------
                                                                             201,950

INTEGRATED TELECOMMUNICATION SERVICES - 3.5%
BellSouth Corporation ......................              1,100               45,705
Broadwing, Inc.* ...........................              1,300               20,904
Qwest Communications International, Inc. ...              1,550               25,885
SBC Communications, Inc. ...................              1,450               68,324
Verizon Communications, Inc. ...............                600               32,466
                                                                          ----------
                                                                             193,284

INTERNET SOFTWARE & SERVICES - 0.2%
Yahoo! Inc.* ...............................              1,100                9,691

IT CONSULTING & SERVICES - 0.6%
Computer Sciences Corporation* .............              1,000               33,170

LIFE & HEALTH INSURANCE - 0.7%
MetLife, Inc. ..............................              1,300               38,610

MOTORCYCLE MANUFACTURERS - 1.0%
Harley-Davidson, Inc. ......................              1,300               52,650

MOVIES & ENTERTAINMENT - 3.2%
AOL Time Warner, Inc.* .....................              3,050              100,955
Metro-Goldwyn-Mayer, Inc.* .................              1,200               20,340
Viacom, Inc. (Cl. B)* ......................              1,600               55,200
                                                                          ----------
                                                                             176,495

MULTI-LINE INSURANCE - 2.9%
American International Group, Inc. .........              2,012              156,936

MULTI-UTILITIES - 0.9%
Enron Corporation ..........................                500               13,615
Williams Companies, Inc. ...................              1,300               35,490
                                                                          ----------
                                                                              49,105

NETWORKING EQUIPMENT - 1.2%
Cisco Systems, Inc.* .......................              5,300               64,554

OFFICE SERVICES & SUPPLIES - 0.6%
Avery Dennison Corporation .................                750               35,483

OIL & GAS EQUIPMENT & SERVICES - 0.9%
Halliburton Company ........................                500               11,275
Schlumberger, Ltd. .........................                850               38,845
                                                                          ----------
                                                                              50,120

PERSONAL PRODUCTS - 0.5%
Estee Lauder Companies, Inc. ...............                900               29,835

PHARMACEUTICALS - 13.4%
Abbott Laboratories ........................              1,000               51,850
American Home Products Corporation .........              1,600               93,200
Bristol-Myers Squibb Company ...............              1,800              100,008
Eli Lilly & Company ........................                800               64,560
Johnson & Johnson ..........................              2,200              121,880
Merck & Company, Inc. ......................              1,800              119,880
Pfizer, Inc. ...............................              1,300               52,130
Schering-Plough Corporation ................              2,600               96,460
Watson Pharmaceuticals, Inc.* ..............                600               32,826
                                                                          ----------
                                                                             732,794

PUBLISHING & PRINTING - 1.0%
McGraw-Hill Companies, Inc. ................                500               29,100
New York Times Company .....................                700               27,321
                                                                          ----------
                                                                              56,421

RETAIL - CATALOG - 0.7%
eBay, Inc.* ................................                800               36,600

SEMICONDUCTOR EQUIPMENT - 0.9%
Applied Materials, Inc.* ...................              1,800               51,192

SEMICONDUCTORS - 2.0%
Intel Corporation ..........................              4,500               91,755
Micron Technology, Inc.* ...................              1,000               18,830
                                                                          ----------
                                                                             110,585

SPECIALTY CHEMICALS - 0.4%
Rohm & Haas Company ........................                600               19,656

SPECIALTY STORES - 0.2%
Tiffany & Company ..........................                500               10,825

SYSTEMS SOFTWARE - 4.7%
Microsoft Corporation* .....................              4,300              220,031
Oracle Corporation* ........................              3,200               40,256
                                                                          ----------
                                                                             260,287

TELECOMMUNICATIONS EQUIPMENT - 1.3%
Comverse Technology, Inc.* .................              1,050               21,504
Nokia Oyj ADR ..............................              1,900               29,735
Nortel Networks Corporation ................              2,000               11,220
Tellabs, Inc.* .............................                900                8,892
                                                                          ----------
                                                                              71,351

WIRELESS TELECOMMUNICATIONS SERVICES - 1.2%
Sprint Corporation (PCS Group)* ............              2,400               63,096
                                                                          ----------
  Total common stocks - 95.2% ..............                               5,214,475

--------------------------------------------------------------------------------
                           34 See accompanying notes.

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001
SECURITY EQUITY FUND -
TOTAL RETURN SERIES (CONTINUED)

                                                      PRINCIPAL             MARKET
REPURCHASE AGREEMENT                                    AMOUNT               VALUE
-------------------------------------------          ----------          -----------
REPURCHASE AGREEMENT - 4.2%
United Missouri Bank,
  2.85%, 10-01-01 (Collateralized
  by FNMA, 10-09-01 with a  value
  of $231,000).............................            $226,000           $  226,000
                                                                          ----------
Total investments - 99.4%..................                                5,440,475
Cash and other assets, less
  liabilities - 0.6%.......................                                   34,694
                                                                          ----------
Total net assets - 100.0%..................                               $5,475,169
                                                                          ==========

The identified cost of investments for federal income tax purposes at September 30, 2001 was $6,853,336.

* Non-income producing security.

ADR (American Depositary Receipt)


--------------------------------------------------------------------------------
                           35 See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SELECT 25(R) SERIES

NOVEMBER 15, 2001

[ SECURITY FUNDS LOGO ]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC


       [PHOTO OF
    TERRY MILBERGER]


    Terry Milberger
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The one-year period that ended on September 30, 2001 was very challenging for equity investors. The concentrated nature of the Security Select 25 Fund's portfolio, investing in only 20 to 30 stocks, makes it generally more volatile than more diversified portfolios. The Fund's performance was down 33.16% over the one-year period, while the benchmark S&P 500 Stock Index dropped 26.61% over the same period.(1)

VOLATILE MARKET ESPECIALLY HARD ON CONCENTRATED FUNDS

Since the Security Select 25 is a concentrated portfolio, it has a natural tendency to reap higher rewards in strong markets. By the same token, the Fund is more likely to experience more downside volatility during tough economic periods. Therefore, we generally do not sell a stock simply because it may have substantially declined in value over the short-term.

The consumer discretionary sector, which is made up of companies that thrive in times of high disposable income, was the worst performing sector for the Fund. We were overweight the benchmark in this area, which added to the losses. During times of economic struggles, consumers tend to cut back purchases of "non-essential" items. Companies tend to advertise less during times of low consumer spending. So advertising and broadcasting companies, such as Omnicom Group, Inc. and Viacom, Inc. struggled as companies cut back on advertising.

While we were underweight the benchmark in the disappointing technology sector, one major selection significantly hurt overall performance. Networking equipment company Cisco Systems, Inc. was the worst performing stock in the portfolio. Cisco saw its stock price drop 70% over the 12-month period ending September 30, 2001.

SOME BRIGHT SPOTS

The largest holding in the fund is Microsoft Corporation, which was one of the best performing technology stocks over the 12-month period. Microsoft experienced only about half the loss the benchmark's technology sector experienced over the period. Harley-Davidson, Inc. also performed very well relative to the benchmark. In the healthcare sector, Forest Laboratories, Inc., a specialty pharmaceutical company, experienced absolute gains of 25% at a time when the majority of stocks experienced losses.

PREMIER COMPANY STOCKS SHOULD PERFORM WELL IN A RECOVERING ECONOMY

There is still much to be optimistic about with the Fund. We feel very strongly about the quality of the stocks in the portfolio. These companies' earnings continue to grow at a faster rate than the benchmark S&P 500 Stock Index. The nature of the fund limits diversification, but we believe holding premier companies over the long term will produce solid results.

We believe that the economy will recover next year. We expect that Congress may take steps to try to stimulate economic growth. Further interest rate cuts by the Federal Reserve could come in the near future, and we could see other programs aimed at increasing consumer confidence.

As economic growth gets better, we will begin to see more investor confidence, and this will lead to increased investor spending. Another boost to the economy may come from the fact that natural gas prices are currently about half of what they were at this time last year, so consumers may have more disposable income from this fact alone. In our view, all of these factors should lead to more favorable conditions for equity investments, and more positive results for shareholders.

Sincerely,


Terry Milberger
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                                       36

MANAGER'S COMMENTARY (CONTINUED) SECURITY EQUITY FUND - SELECT 25(R) SERIES
--------------------------------------------------------------------------------
NOVEMBER 15, 2001

                                  PERFORMANCE

                            SELECT 25(R) SERIES VS.
                                 S&P 500 INDEX

                            SECURITY SELECT 25 FUND

Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
01/29/1999       10,000            575            0                   0              0              9,425
03/31/1999            0              0            0                   0              0              9,802
06/30/1999            0              0            0                   0              0              9,906
09/30/1999            0              0            0                   0              0              9,925
12/31/1999            0              0            0                   0              0             11,734
03/31/2000            0              0            0                   0              0             11,574
06/30/2000            0              0            0                   0              0             11,065
09/30/2000            0              0            0                   0              0             10,688
12/31/2000            0              0            0                   0              0              9,661
03/31/2001            0              0            0                   0              0              8,228
06/30/2001            0              0            0                   0              0              8,794
09/30/2001            0              0            0                   0              0              7,144


                                     S&P 500

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
01/31/1999       10,000              0       10,000              0                   0                  0
03/31/1999            0              0       10,076           4.00                   0                  0
06/30/1999            0              0       10,786           5.55                   0                  0
09/30/1999            0              0       10,112          -2.74                   0                  0
12/31/1999            0              0       11,616           5.89                   0                  0
03/31/2000            0              0       11,883           9.78                   0                  0
06/30/2000            0              0       11,567           2.47                   0                  0
09/30/2000            0              0       11,455          -5.28                   0                  0
12/31/2000            0              0       10,559           0.49                   0                  0
03/31/2001            0              0        9,307          -6.33                   0                  0
06/30/2001            0              0        9,852          -2.43                   0                  0
09/30/2001            0              0        8,406          -8.07                   0                  0


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in ClassA shares of Select 25 Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On
September 30, 2001, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $7,144. By comparison, the same $10,000 investment would have been $8,406, based on the S&P 500 Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

TOP 5 HOLDINGS**

                                                                    % OF
                                                                NET ASSETS
                                                                ----------
Medtronic, Inc.                                                    5.4%
Automatic Data Processing,Inc.                                     5.4%
Wal-Mart Stores, Inc.                                              4.9%
Forest Laboratories,Inc.                                           4.7%
American International Group, Inc.                                 4.6%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                            1 YEAR              SINCE INCEPTION
                                           --------           ------------------
A Shares                                   (33.16%)            (9.85%) (1-29-99)
A Shares with sales charge                 (36.99%)           (11.83%) (1-29-99)
B Shares                                   (33.69%)           (10.48%) (1-29-99)
B Shares with CDSC                         (37.01%)           (11.50%) (1-29-99)
C Shares                                   (33.66%)           (10.35%) (1-29-99)
C Shares with CDSC                         (34.32%)           (10.35%) (1-29-99)
S Shares                                       N/A            (29.97%) (2-01-01)
S Shares with CDSC                             N/A            (34.17%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                       37

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
SELECT 25(R) SERIES

                                                           NUMBER         MARKET
COMMON STOCKS                                            OF SHARES         VALUE
-----------------------------------------------------    ---------      ----------
ADVERTISING - 4.3%
Omnicom Group, Inc. .................................       20,000      $1,298,000

BROADCASTING & CABLE TV - 7.3%
Clear Channel Communications, Inc.* .................       33,000       1,311,750
Univision Communications, Inc.* .....................       39,700         911,115
                                                                        ----------
                                                                         2,222,865

DATA PROCESSING SERVICES - 5.4%
Automatic Data Processing, Inc. .....................       34,800       1,636,992

DEPARTMENT STORES - 3.8%
Kohl's Corporation* .................................       24,000       1,152,000

DIVERSIFIED FINANCIAL SERVICES - 7.9%
Citigroup, Inc. .....................................       30,000       1,215,000
Fannie Mae ..........................................       15,000       1,200,900
                                                                        ----------
                                                                         2,415,900
DRUG RETAIL - 4.5%
Walgreen Company ....................................       40,000       1,377,200

GENERAL MERCHANDISE STORES - 4.9%
Wal-Mart Stores, Inc. ...............................       30,000       1,485,000

HEALTH CARE EQUIPMENT - 5.4%
Medtronic, Inc. .....................................       37,700       1,639,950

HOME IMPROVEMENT RETAIL - 3.8%
Home Depot, Inc. ....................................       30,000       1,151,100

INDUSTRIAL CONGLOMERATES - 8.8%
General Electric Company ............................       35,000       1,302,000
Tyco International, Ltd. ............................       30,000       1,365,000
                                                                        ----------
                                                                         2,667,000
MOTORCYCLE MANUFACTURERS - 4.0%
Harley-Davidson, Inc. ...............................       30,000       1,215,000

MOVIES & ENTERTAINMENT - 3.4%
Viacom, Inc. (CL B)* ................................       30,000       1,035,000

MULTI-LINE INSURANCE - 4.6%
American International Group, Inc. ..................       18,000       1,404,000

NETWORKING EQUIPMENT - 2.4%
Cisco Systems, Inc.* ................................       60,000         730,800

PHARMACEUTICALS - 13.3%
Eli Lilly & Company .................................       15,000       1,210,500
Forest Laboratories, Inc.* ..........................       20,000       1,442,800
Pfizer, Inc. ........................................       35,000       1,403,500
                                                                        ----------
                                                                         4,056,800

SEMICONDUTOR EQUIPMENT - 2.8%
Applied Materials, Inc.* ............................       30,000         853,200

SEMICONDUCTORS - 3.4%
Intel Corporation ...................................       50,000       1,019,500

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                          NUMBER          MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES         VALUE
-----------------------------------------------------   ----------     -----------
SYSTEMS SOFTWARE - 4.2%
Microsoft Corporation* ..............................       25,000     $ 1,279,250
                                                                       -----------
Total common stocks - 94.2% .........................                   28,639,557

U.S. GOVERNMENT & AGENCIES - 3.3%
Federal Home Loan Bank, 2.80% - 10-05-01 ............   $1,000,000         999,689

REPURCHASE AGREEMENT - 2.5%
United Missouri Bank, 2.85%, 10-01-01
  (Collateralized by FNMA, 10-09-01 with a value
  of $793,000) ......................................   $  776,000         776,000
                                                                       -----------
  Total investments - 100.0% ........................                   30,415,246
  Liabilities, less cash and other assets - 0.0% ....                       (6,369)
                                                                       -----------
  Total net assets - 100.0% .........................                  $30,408,877
                                                                       ===========

The identified cost of investments owned at September 30, 2001 was the same for federal income tax and financial statement purposes.

* Non-income producing security.

--------------------------------------------------------------------------------
                           38 See accompanying notes.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - INTERNATIONAL SERIES

NOVEMBER 15, 2001


Deutsche Asset Management(+)

A Member of the
Deutsche Bank Group [logo]

SUBADVISOR,
DEUTSCHE ASSET MANAGEMENT, INC.


  [Photo]                       [Photo]                     [Photo]
Michael Levy                 Robert Reiner                Julie Wang
Portfolio Manager            Portfolio Manager            Portfolio Manager

TO OUR SHAREHOLDERS:

Equity markets around the globe remained under pressure over the twelve months ending September 30, 2001. The International Series of Security Equity Fund returned -35.01% during the period, while the benchmark MSCI-EAFE Index returned -28.53%.(1)

ECONOMIC UNCERTAINTY EARLY IN THE FISCAL YEAR

For the first six months of the fiscal year the markets awaited news on corporate profitability as the outlook for global growth remained uncertain. Earnings estimates in the U.S. fell during the period, a trend that was then seen globally as central banks around the world began to lower interest rates. At the beginning of the period, inflationary pressures were a concern for the Federal Reserve, but as negative economic data started to reflect a slowdown in the U.S. economy, the Fed began to lower interest rates.

In the latter half of 2000 Europe experienced benign inflation and sustainable growth prospects, and remained insulated from the economic slowdown in the U.S. During the first half of 2001, however, Europe began to see the early effects of the U.S. slowdown. Corporate profit warnings increased, and pressure grew for the European Central Bank to lower interest rates. The markets rallied in April as prospects of a U.S. recovery increased and valuations within the technology, media and telecommunications sectors appeared attractive. This rally reversed in May and June, however, as company profit warnings and slower GDP growth caused many large growth companies' stock prices to fall. The Federal Reserve aggressively cut interest rates in the U.S. to spur growth while the European Central Bank was less aggressive due to inflationary concerns.

EUROPEAN STOCKS LOOK ATTRACTIVE; JAPAN REMAINS WEAK

As lower inflation is seen in the European economies, particularly as the impact of increases in food and energy prices dissipate, the European Central Bank is expected to lower interest rates to spur growth. We continue to favor European companies which are benefiting from attractive valuations and excellent cash flow management.

The portfolio remains underweight in Japan, a market which is likely in recession. We believe that weakness in the Japanese banking system will require a number of bankruptcies to be recognized and will lead to government takeovers. Added pressure comes from the selling of equity shares by financial institutions which are in desperate need to raise cash.

AN ALREADY FRAGILE GLOBAL ECONOMY WEAKENS AFTER SEPTEMBER 11

Prior to the tragic events of September 11, 2001, the portfolio reflected our view that sluggish negative global growth was at hand; we believe the economic impact of the terrorist acts will now worsen an already fragile situation. The portfolio is geared toward companies offering good visibility and defensive characteristics. Higher volatility in all of the world's markets is to be expected, given the greater level of political and economic uncertainty.

The attack on September 11 brought about a decline in consumer confidence and a dramatic fall in equities. Insurers and airlines came under increased financial pressure following the tragedy. Investors remain defensive, favoring companies which have been able to sustain their cash flow amidst an uncertain economic climate. Factors continued on page 40

--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - INTERNATIONAL SERIES

NOVEMBER 15, 2001

such as declining inflation risk, liquidity provided by aggressive interest rate reductions, and more responsive fiscal policy both in the U.S. and abroad should improve the outlook for equities.

Sincerely,



Michael Levy, Robert Reiner, and Julie Wang
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.

Investing in foreign countries may involve risks, such as nonuniform accounting practices and political instability, not associated with investing exclusively in the U.S.

(+) Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

PERFORMANCE

                            INTERNATIONAL SERIES VS.
                MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX


                         SECURITY INTERNATIONAL FUND

Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
01/29/1999       10,000            575            0                   0              0              9,425
03/31/1999            0              0            0                   0              0              8,822
06/30/1999            0              0            0                   0              0              9,086
09/30/1999            0              0            0                   0              0              9,133
12/31/1999            0              0            0                   0              0             12,064
03/31/2000            0              0            0                   0              0             12,074
06/30/2000            0              0            0                   0              0             11,254
09/30/2000            0              0            0                   0              0             10,377
12/31/2000            0              0            0                   0              0              9,152
03/31/2001            0              0            0                   0              0              7,936
06/30/2001            0              0            0                   0              0              7,842
09/30/2001            0              0            0                   0              0              6,475


                                   MSCI EAFE

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
01/31/1999       10,000              0       10,000              0                   0                  0
03/31/1999            0              0       10,174           4.20                   0                  0
06/30/1999            0              0       10,439           3.92                   0                  0
09/30/1999            0              0       10,905           1.03                   0                  0
12/31/1999            0              0       12,765           8.99                   0                  0
03/31/2000            0              0       12,758           3.90                   0                  0
06/30/2000            0              0       12,260           3.93                   0                  0
09/30/2000            0              0       11,278          -4.85                   0                  0
12/31/2000            0              0       10,983           3.58                   0                  0
03/31/2001            0              0        9,483          -6.62                   0                  0
06/30/2001            0              0        9,401          -4.05                   0                  0
09/30/2001            0              0        8,090         -10.11                   0                  0



                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of International Series on January 29, 1999, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $6,475. By comparison, the same $10,000 investment would have been $8,090, based on the Morgan Stanley Capital International EAFE Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                      % OF
                                                   NET ASSETS
                                                   ----------
Total Fina Elf S.A.                                    2.7%
Ente Nazionale Indrocarburi SpA                        2.6%
Aventis S.A.                                           2.4%
Elan Corporation plc ADR                               2.2%
CRH plc                                                2.1%
**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                                 1 YEAR       SINCE INCEPTION
                                                --------    -----------------
A Shares                                        (35.01%)    (11.78%) (1-29-99)
A Shares with sales charge                      (38.74%)    (13.71%) (1-29-99)
B Shares                                        (35.45%)    (12.39%) (1-29-99)
B Shares with CDSC                              (38.67%)    (13.38%) (1-29-99)
C Shares                                        (35.50%)    (12.30%) (1-29-99)
C Shares with CDSC                              (36.14%)    (12.30%) (1-29-99)
S Shares                                           N/A      (29.10%) (2-01-01)
S Shares with CDSC                                 N/A      (33.36%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
INTERNATIONAL SERIES

                                                            NUMBER         MARKET
FOREIGN STOCKS                                             OF SHARES       VALUE
--------------                                             ---------      --------
AUSTRALIA - 2.3%
Australia & New Zealand Banking Group, Ltd. ..........        9,977       $ 78,680
Commonwealth Bank of Australia .......................        1,300         16,744
M.I.M. Holdings, Ltd. ................................       78,929         32,719
News Corporation, Ltd. ADR ...........................        1,300         27,677
                                                                          --------
                                                                           155,820
BELGIUM - 1.8%
Interbrew ............................................        4,905        124,629

BERMUDA - 1.6%
Tyco International, Ltd. .............................        2,500        113,750

BRAZIL - 0.4%
Embraer- Empresa Brasileira de Aeronautica S.A. ADR ..        2,155         27,476

CANADA - 5.5%
Bank of Montreal .....................................        1,971         49,022
Bombardier, Inc. (Cl. B) .............................        5,007         36,767
Manulife Financial Corporation .......................        3,022         79,103
Royal Bank of Canada .................................        3,440        104,853
Sun Life Financial Services of Canada, Inc. ..........        5,391        108,148
                                                                          --------
                                                                           377,893
DENMARK - 1.2%
Novo Nordisk A/S .....................................        1,925         79,923

FRANCE - 14.3%
Alstom ...............................................        3,115         47,602
Aventis S.A.(1) ......................................        2,191        166,212
BNP Paribas S.A ......................................        1,060         86,688
Lafarge S.A ..........................................          925         75,352
Orange S.A.* .........................................        4,060         29,580
PSA Peugeot Citroen ..................................        2,324         86,563
Sanofi-Synthelabo S.A ................................          920         59,906
Suez S.A .............................................        3,280        109,029
Total Fina Elf S.A.(1) ...............................        1,385        186,045
Vinci S.A ............................................        1,205         70,782
Vivendi Universal S.A ................................        1,463         67,750
                                                                          --------
                                                                           985,509
GERMANY - 8.3%
Allianz AG ...........................................          290         65,498
BASF AG ..............................................          540         19,115
Bayer AG .............................................        2,510         71,867
Bayerische Motoren Werke (BMW) AG ....................        1,286         32,828
Deutsche Telekom AG ..................................        1,970         30,858
E.On AG ..............................................        2,207        114,344
Fraport AG* ..........................................        1,724         35,876
Muenchener Rueckversicherungs-Gesellschaft AG ........          464        119,375
Schering AG ..........................................        1,620         80,671
                                                                          --------
                                                                           570,432

HONG KONG - 0.4%
Sun Hung Kai Properties, Ltd. ........................        4,000       $ 25,489

HUNGARY - 0.8%
OTP Bank Rt ..........................................        1,097         52,908

IRELAND -5.7%
Bank of Ireland ......................................       12,155         96,305
CRH plc(1) ...........................................        9,618        142,774
Elan Corporation plc ADR*(1) .........................        3,073        148,887
                                                                          --------
                                                                           387,966
ITALY - 8.3%
Assicurazioni Generali SpA ...........................        1,882         50,561
ENI SpA(1) ...........................................       14,129        175,381
Riunione Adriatica di Sicurta SpA ....................        6,619         79,569
Saipem SpA ...........................................        8,600         38,769
Telecom Italia SpA ...................................       11,892         89,781
UniCredito Italiano SpA ..............................       35,704        136,241
                                                                          --------
                                                                           570,302
JAPAN - 6.2%
Canon, Inc. ..........................................        2,000         54,898
Capcom Company, Ltd. .................................        1,600         33,040
Chugai Pharmaceutical Company, Ltd. ..................        4,000         62,218
Fast Retailing Company, Ltd. .........................          900        101,158
JGC Corporation ......................................        9,000         65,575
Nintendo Company, Ltd. ...............................          400         57,450
Nissan Motor Company, Ltd. ...........................       13,000         54,235
                                                                          --------
                                                                           428,574
KOREA - 1.2%
Samsung Electronics Company, Ltd. ....................          450         48,110
Samsung Electronics Company, Ltd. GDR ................          300         16,037
Samsung SDI Company, Ltd. ............................          550         17,850
                                                                          --------
                                                                            81,997
MEXICO - 0.9%
Cemex S.A. de C.V. ADR ...............................        1,445         29,680
Grupo Televisa S.A. ADR* .............................        1,100         31,570
                                                                          --------
                                                                            61,250

NETHERLANDS - 7.5%
Buhrmann N.V .........................................        4,861         28,731
Fortis (NL) N.V ......................................        3,168         77,378
ING Groep N.V ........................................        4,592        123,074
Koninklijke Ahold N.V ................................        4,135        114,855
Koninklijke (Royal) Philips Electronics N.V ..........        4,910         95,244
TPG N.V ..............................................        4,055         77,514
                                                                          --------
                                                                           516,796
NORWAY - 1.7%
Statoil ASA* .........................................       17,610        117,141

--------------------------------------------------------------------------------
                           41 See accompanying notes.

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
INTERNATIONAL SERIES (CONTINUED)

                                                            NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)                                 OF SHARES      VALUE
--------------------------                                 ---------    ----------
POLAND - 0.5%
Bank Polska Kasa Opieki S.A. GDR* ....................        2,238     $   34,913

PORTUGAL - 0.6%
Portugal Telecom, SGPS, S.A ..........................        5,900         42,878

RUSSIA - 0.6%
Lukoil ADR ...........................................          147          5,515
Lukoil Holding ADR ...................................          520         19,510
Surgutneftegaz ADR ...................................        1,500         16,785
                                                                        ----------
                                                                            41,810
SPAIN - 3.1%
Banco Popular Espanol S.A ............................        3,831        132,578
Iberdrola S.A ........................................        5,919         80,587
                                                                        ----------
                                                                           213,165
SWITZERLAND - 3.0%
Nestle S.A ...........................................          600        128,054
Swisscom AG ..........................................          270         76,165
                                                                        ----------
                                                                           204,219
UNITED KINGDOM - 14.8%
BAE Systems plc ......................................       20,838        101,524
BHP Billiton plc .....................................       13,700         56,076
BP plc ...............................................        6,944         57,253
Barclays plc .........................................        3,855        105,892
British American Tobacco plc .........................        7,724         68,282
British Sky Broadcasting Group plc* ..................        3,740         32,595
British Telecommunications plc .......................        6,330         31,631
Celltech Group plc* ..................................          565          5,796
Friends Provident plc* ...............................       27,500         78,206
GlaxoSmithKline plc ..................................        2,806         79,180
International Power plc* .............................       14,670         45,493
Reckitt Benckiser plc ................................        8,384        120,201
Scottish & Southern Energy plc .......................        6,786         64,278
Shell Transport & Trading Company plc ................        7,358         54,773
Vodafone Group plc ...................................       50,603        111,371
                                                                        ----------
                                                                         1,012,551
UNITED STATES - 1.9%
Amdocs, Ltd.* ........................................        1,630         43,439
Pharmacia Corporation ................................        2,100         85,176
                                                                        ----------
                                                                           128,615
                                                                        ----------
  Total foreign stocks - 92.6% .......................                   6,356,006

OPTIONS PURCHASED - 0.1%
NASDAQ 100 Index Call Option, expires 12/14/01 -
  strike price 1,902.1906 ..............................         21     $       26
NASDAQ 100 Index Call Option, expires 01/02/02 -
  strike price 2,027.8959 ..............................         46             52
NASDAQ 100 Index Call Option, expires 01/09/02 -
  strike price 1,876.072 ...............................         50            162
NASDAQ 100 Index Call Option, expires 01/16/02 -
  strike price 1,859.341 ...............................         49            205
NASDAQ 100 Index Call Option, expires 01/23/02 -
  strike price 1,821.60 ................................         54            333
NASDAQ 100 Index Call Option, expires 01/30/02 -
  strike price 1,847.95 ................................         53            315
NASDAQ 100 Index Call Option, expires 02/06/02 -
  strike price 1,873.432 ...............................         58            343
NASDAQ 100 Index Call Option, expires 02/08/02 -
  strike price 1,756.315 ...............................         29            313
NASDAQ 100 Index Call Option, expires 02/08/02 -
  strike price 1,784.50 ................................         30            294
NIKKEI 225 Call Option 5%, expires 11/09/01 -
  strike price 13,994.31 ...............................      1,409             66
NIKKEI 225 Call Option 5%, expires 11/09/01 -
  strike price 14,022.85 ...............................      2,123             99
NIKKEI 225 Call Option 5%, expires 02/08/02 -
  strike price 12,719.55 ...............................         13            892
NIKKEI 225 Call Option 5%, expires 05/10/02 -
  strike price 12,719.55 ...............................         12          1,544
                                                                        ----------
                                                                             4,644
                                                                        ----------
Total investments - 92.7% ............................                   6,360,650
Cash & other assets, less liabilities - 7.3% .........                     502,705
                                                                        ----------
Total net assets - 100.0% ............................                  $6,863,355
                                                                        ==========


--------------------------------------------------------------------------------
                           42 See accompanying notes.

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
INTERNATIONAL SERIES (CONTINUED)

INVESTMENT CONCENTRATION
--------------------------------------------------------------------------------
At September 30, 2001, International Series' investment concentration, by industry, was as follows:

Aerospace/Defense ..................................................       1.9%
Automobiles ........................................................       2.5%
Banks & Credit .....................................................      12.8%
Beverages ..........................................................       1.8%
Broadcast Media ....................................................       1.3%
Building & Construction ............................................       3.1%
Building Materials .................................................       1.5%
Chemicals ..........................................................       2.9%
Electric Utilities .................................................       2.8%
Electronics ........................................................       2.6%
Engineering ........................................................       1.0%
Entertainment ......................................................       0.5%
Financial Services .................................................       5.8%
Food Processing ....................................................       1.9%
Food Wholesalers ...................................................       1.7%
Health Care ........................................................       3.1%
Household Products .................................................       1.8%
Insurance ..........................................................       5.8%
Manufacturing ......................................................       4.5%
Metals & Minerals ..................................................       1.3%
Office Equipment ...................................................       0.8%
Oil ................................................................       9.8%
Pharmaceuticals ....................................................       8.1%
Real Estate Development ............................................       0.4%
Retail .............................................................       1.5%
Services ...........................................................       2.5%
Telecommunications .................................................       6.6%
Tobacco ............................................................       1.0%
Toys & Sporting Goods ..............................................       0.8%
Transportation .....................................................       0.5%
Options ............................................................       0.1%
Cash & other assets, less liabilities ..............................       7.3%
                                                                         ------
                                                                         100.0%
                                                                         ======

The identified cost of investments for federal income tax purposes at September 30, 2001 was $7,456,721.

*Non-income producing security

ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, forward exchange contracts or options.

--------------------------------------------------------------------------------
                           43 See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES

NOVEMBER 15, 2001

[ SECURITY FUNDS LOGO ]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC


      [PHOTO OF
   CINDY L. SHIELDS]


   Cindy L. Shields
Senior Portfolio Manager

TO OUR SHAREHOLDERS:

The 12-month period ending on September 30, 2001 proved to be extremely challenging for equity investors, particularly in the growth stock realm. Security Large Cap Growth Fund returned -38.21% over the period, with the benchmark S&P Barra Growth Index returning -35.60%.(1)

TECHNOLOGY CONTINUED TO FALL BEHIND

Technology continued to underperform for the 12-month period, and the fund kept a sector-neutral weighting in the area for the year. We feel that many technology companies are working down excess inventories as they try to achieve the balance between supply and demand for their products.

Some of the hardest hit technology companies include Corvis Corporation, which manufactures communications equipment, Applied Micro Circuits, which produces semiconductors for computers, and Sapient Corporation, which is a business and technology consultant. All three of these companies saw their stock values decline by more than 90% over the 12-month period ending on September 30.

TELECOMMUNICATIONS SERVICES HURTING IN THE SHORT TERM

The Fund was slightly overweight for the year in telecommunications, leading to a slight under-performance relative to the benchmark. Qwest Communication International, Inc. lost 61% over the last year. Given Qwest's focus on next generation communication services, the stock came under pressure due to weakening demand driven by a slower economy. Nextel Communications provides a variety of digital wireless products, such as short range messaging. Nextel experienced an 81% loss over the period as companies across the nation cut back on the use of their service.

BETTER RETURNS IN CONSUMER AREAS AND HEALTHCARE

There were some positives in an otherwise depressed market climate. The best performing sector for the Fund was consumer staples. This area is made up of the "supermarket" products that consumers tend to purchase regardless of the economic landscape. The fund was able to take advantage of a slight overweight in this sector. Colgate-Palmolive Corporation gained nearly 25% over the 12-month period. Personal products manufacturer Kimberly-Clark was up nearly 13%, benefiting from the lower costs of paper pulp, a primary raw material used in its products. Pepsico, Inc., which produces Pepsi, gained over 6% after acquiring Quaker Oats. Quaker Oats produces Gatorade, giving Pepsico an important presence in the sports drink market.

Many investors emphasized the healthcare sector over the past year, since healthcare stocks traditionally perform well in weaker economies. Consumers tend to continue spending for medications, even if they have cut back on more discretionary items. Forest Laboratories, Inc., which is a specialty pharmaceutical company, gained 25% after settling some patent issues and having several new drugs approved. Multi-dimensional Johnson & Johnson experienced a 19% increase, and Alza Corp gained 18%, largely because they were acquired by Johnson & Johnson during the year.

SHARPER RECOVERY POSSIBLE AFTER NATIONAL TRAGEDY

Overall, a slowing U.S. economy eventually led to a weaker global economy. The technology bubble effect resulting from Y2K left much of the financial world feeling the effects of failed expectations. We anticipated that the markets would hit the bottom of the economic cycle sometime during the third quarter of 2001, followed by a gradual and steady recovery. But the world has changed now.

The national tragedy of September 11 likely pushed the bottoming out of the market into the fourth quarter of 2001, resulting in a weaker quarter than we had anticipated. We expect continued short-term volatility, as uncertainty about the escalating war and possible further terrorist acts remain on the minds of investors. The Federal Reserve may continue with the trend of multiple interest rate cuts to stimulate spending, and Congress is currently debating fiscal help in the form of tax credits, rebates and other forms. The economic recovery is more likely to be "V-shaped" than it

--------------------------------------------------------------------------------
                                       44

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES

NOVEMBER 15, 2001

was before the attacks, with a sharper and more defined turn. This will be felt globally, not just in the U.S. The Fund has been positioned defensively during the weaker economic period, but as the markets come back, we'll move into more aggressive positioning.

Sincerely,


Cindy Shields

Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                  PERFORMANCE

                      SECURITY LARGE CAP GROWTH SERIES VS.
                             S&P BARRA GROWTH INDEX

                            LARGE CAP GROWTH SERIES

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------        -----        -------        ------------        -----------
04/30/2000       10,000            575        9,425              0                   0                  0
06/30/2000            0              0        9,642           8.48                   0                  0
09/30/2000            0              0        9,152          -7.79                   0                  0
12/31/2000            0              0        7,559          -4.52                   0                  0
03/31/2001            0              0        6,315          -9.21                   0                  0
06/30/2001            0              0        6,767          -1.78                   0                  0
09/30/2001            0              0        5,655          -7.41                   0                  0


                             S&P BARRA GROWTH INDEX

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
04/30/2000       10,000              0       10,000              0                   0                  0
06/30/2000            0              0       10,366           8.07                   0                  0
09/30/2000            0              0        9,456          -9.76                   0                  0
12/31/2000            0              0        7,874          -4.33                   0                  0
03/31/2001            0              0        6,503          -9.01                   0                  0
06/30/2001            0              0        7,005          -1.36                   0                  0
09/30/2001            0              0        6,080          -6.71                   0                  0


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Large Cap Growth Series on April 30, 2000, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $5,655. By comparison, the same $10,000 investment would have been $6,080, based on the S&P Barra Growth Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                                    % OF
                                                                 NET ASSETS
                                                                 ----------
General Electric Company                                            7.8%
Pfizer,Inc.                                                         5.3%
Microsoft Corporation                                               5.1%
S&P 500/BARRA Growth Index Fund (Cl. I)                             4.3%
Johnson & Johnson                                                   4.0%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                                1 YEAR          SINCE INCEPTION
                                                --------       -----------------
A Shares                                        (38.21%)       (30.23%) (5-1-00)
A Shares with sales charge                      (41.75%)       (33.08%) (5-1-00)
B Shares                                        (38.65%)       (30.89%) (5-1-00)
B Shares with CDSC                              (41.72%)       (32.85%) (5-1-00)
C Shares                                        (38.55%)       (30.80%) (5-1-00)
C Shares with CDSC                              (39.16%)       (30.80%) (5-1-00)
S Shares                                            N/A        (29.27%) (2-1-01)
S Shares with CDSC                                  N/A        (33.51%) (2-1-01)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from May 1, 2000 (date of inception) to September 30, 2001 for Class A, Class B and Class C shares and are not annualized. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

--------------------------------------------------------------------------------
                                       45

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
LARGE CAP GROWTH SERIES

                                                           NUMBER         MARKET
COMMON STOCKS                                            OF SHARES         VALUE
-----------------------------------------------------    ---------      ----------
ADVERTISING - 0.4%
Omnicom Group, Inc. .................................          400      $   25,960

APPLICATION SOFTWARE - 0.4%
Check Point Software Technologies, Ltd. .............          150           3,303
i2 Technologies, Inc.* ..............................          600           2,064
Mercury Interactive Corporation* ....................          100           1,904
Rational Software Corporation* ......................          700           6,062
Siebel Systems, Inc.* ...............................        1,000          13,010
                                                                        ----------
                                                                            26,343
BANKS - 0.7%
Bank of New York Company, Inc. ......................        1,000          35,000
Northern Trust Corporation ..........................          300          15,744
                                                                        ----------
                                                                            50,744
BIOTECHNOLOGY - 1.2%
Amgen, Inc.* ........................................        1,500          88,140

BREWERS - 0.7%
Anheuser-Busch Companies, Inc. ......................        1,200          50,256

BROADCASTING & CABLE TV - 0.7%
Clear Channel Communications, Inc.* .................          376          14,946
Comcast Corporation* ................................          700          25,109
Univision Communications, Inc.* .....................          400           9,180
                                                                        ----------
                                                                            49,235
COMPUTER HARDWARE - 4.9%
Celestica, Inc.* ....................................          700          19,110
Dell Computer Corporation* ..........................        3,600          66,708
International Business Machines Corporation .........        2,300         212,290
Sun Microsystems, Inc.* .............................        4,800          39,696
Sycamore Networks, Inc.* ............................          200             696
                                                                        ----------
                                                                           338,500
COMPUTER STORAGE & PERIPHERALS - 0.5%
EMC Corporation .....................................        2,600          30,550
Network Appliance, Inc.* ............................          500           3,400
                                                                        ----------
                                                                            33,950
DATA PROCESSING SERVICES - 0.5%
Paychex, Inc. .......................................        1,050          33,086

DEPARTMENT STORES - 0.7%
Kohl's Corporation* .................................          500          24,000
May Department Stores Company .......................          900          26,118
                                                                            50,118
DIVERSIFIED FINANCIAL SERVICES - 0.7%
Charles Schwab Corporation ..........................        1,100          12,650
Merrill Lynch & Company .............................          500          20,300
Morgan Stanley Dean Witter & Company ................          400          18,540
                                                                        ----------
                                                                            51,490
DRUG RETAIL - 1.1%
CVS Corporation .....................................          700      $   23,240
Walgreen Company ....................................        1,500          51,645
                                                                        ----------
                                                                            74,885
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Sanmina Corporation* ................................        1,200          16,296

FOOD RETAIL - 0.5%
Safeway, Inc.* ......................................          800          31,776

GENERAL MERCHANDISE STORES - 3.8%
Wal-Mart Stores, Inc. ...............................        5,400         267,300

HEALTH CARE EQUIPMENT - 1.6%
Applera Corporation - Applied Biosystems Group ......          300           7,320
Medtronic, Inc. .....................................        2,400         104,400
                                                                        ----------
                                                                           111,720

HEALTH CARE SUPPLIES - 0.1%
Zimmer Holding, Inc.* ...............................          360           9,990

HOME IMPROVEMENT RETAIL - 1.7%
Home Depot, Inc. ....................................        3,200         122,784

HOUSEHOLD PRODUCTS - 2.5%
Colgate-Palmolive Company ...........................          700          40,775
Kimberly-Clark Corporation ..........................        1,100          68,200
Procter & Gamble Company ............................          900          65,511
                                                                        ----------
                                                                           174,486
INDUSTRIAL CONGLOMERATES - 10.5%
General Electric Company ............................       14,600         543,120
Minnesota Mining & Manufacturing Company ............          600          59,040
Tyco International, Ltd. ............................        2,800         127,400
                                                                        ----------
                                                                           729,560
INSURANCE BROKERS - 0.6%
Marsh & McLennan Companies, Inc. ....................          400          38,680

INTEGRATED TELECOMMUNICATION SERVICE - 1.7%
Qwest Communications, Inc. ..........................        1,300          21,710
SBC Communications, Inc. ............................        2,000          94,240
                                                                        ----------
                                                                           115,950
IT CONSULTING & SERVICES - 0.1%
Sapient Corporation* ................................          300           1,155

MOVIES & ENTERTAINMENT - 3.3%
AOL Time Warner, Inc.* ..............................        5,000         165,500
Viacom, Inc. (Cl. B)* ...............................        1,900          65,550
                                                                        ----------
                                                                           231,050
MULTI-LINE INSURANCE - 3.6%
American International Group, Inc. ..................        3,200         249,600

--------------------------------------------------------------------------------
                           46 See accompanying notes.

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
LARGE CAP GROWTH SERIES (CONTINUED)

                                                           NUMBER         MARKET
COMMON STOCKS (CONTINUED)                                OF SHARES         VALUE
-----------------------------------------------------    ---------      ----------
NETWORKING EQUIPMENT - 1.9%
Cisco Systems, Inc.* ................................       10,800      $  131,544
Juniper Networks, Inc.* .............................          200           1,940
McDATA Corporation* .................................           95             797
                                                                        ----------
                                                                           134,281
PHARMACEUTICALS - 22.3%
Allergan, Inc. ......................................          700          46,410
American Home Products Corporation ..................        2,100         122,325
Bristol-Myers Squibb Company ........................        3,600         200,016
Eli Lilly & Company .................................        2,600         209,820
Forest Laboratories, Inc.* ..........................          700          50,498
Johnson & Johnson ...................................        5,070         280,878
Merck & Company, Inc. ...............................        2,300         153,180
Pfizer, Inc. ........................................        9,250         370,925
Schering-Plough Corporation .........................        2,300          85,330
Watson Pharmaceuticals, Inc.* .......................          700          38,297
                                                                        ----------
                                                                         1,557,679
SEMICONDUCTOR EQUIPMENT - 0.7%
Applied Materials, Inc.* ............................        1,200          34,128
Novellus Systems, Inc.* .............................          500          14,280
                                                                        ----------
                                                                            48,408
SEMICONDUCTORS - 3.9%
Analog Devices, Inc.* ...............................          500          16,350
Applied Micro Circuits Corporation ..................          200           1,398
Broadcom Corporation ................................          300           6,090
Flextronics International, Ltd.* ....................        1,200          19,848
Intel Corporation ...................................        9,500         193,705
Micron Technology* ..................................        1,000          18,830
PMC - Sierra, Inc.* .................................          200           2,078
Xilinx, Inc.* .......................................          500          11,765
                                                                        ----------
                                                                           270,064
SOFT DRINKS - 3.8%
Coca-Cola Company ...................................        3,200         149,920
PepsiCo, Inc. .......................................        2,400         116,400
                                                                        ----------
                                                                           266,320
SYSTEMS SOFTWARE - 6.8%
Adobe Systems, Inc. .................................          800          19,184
BEA Systems, Inc. ...................................          700           6,713
Microsoft Corporation* ..............................        6,900         353,073
Oracle Corporation* .................................        6,600          83,028
VERITAS Software Corporation* .......................          600          11,064
                                                                        ----------
                                                                           473,062

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                           NUMBER          MARKET
COMMON STOCKS (CONTINUED)                                OF SHARES         VALUE
-----------------------------------------------------    ---------      ----------
TELECOMMUNICATIONS EQUIPMENT - 1.2%
Comverse Technology, Inc.* ..........................          300      $    6,144
Corning, Inc.* ......................................        1,000           8,820
Corvis Corporation* .................................          100             152
JDS Uniphase Corporation* ...........................        1,000           6,320
QUALCOMM, Inc.* .....................................        1,100          52,294
Scientific-Atlantic, Inc. ...........................          600          10,530
Sonus Networks, Inc.* ...............................          700           2,100
                                                                        ----------
                                                                            86,360
UNIT INVESTMENT TRUST - 8.3%
S&P 500/BARRA Growth Index Fund (Cl.I) ..............        5,700         301,245
S&P MidCap 400 Index Fund (Cl.I) ....................        3,200         277,280
                                                                        ----------
                                                                           578,525
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Nextel Communications, Inc.* ........................          700           6,062
Sprint Corporation (PCS Group)* .....................          800          21,032
                                                                        ----------
                                                                            27,094
                                                                        ----------
  Total common stocks - 92.0% ....................................       6,414,847

REPURCHASE AGREEMENT - 8.0%
State Street, 1.25%, 10-01-01
  (Collateralized by FHLB, 5.00%,
  04-30-03 with a value of $567,555) ................    $ 554,453         554,453
                                                                        ----------
  Total investments - 100.0% .....................................       6,969,300
  Cash & other assets, less liabilities - 0.0% ...................             890
                                                                        ----------
  Total net assets - 100.0% ......................................      $6,970,190
                                                                        ==========

The identified cost of investments for federal income tax purposes at September 30, 2001 was $10,255,051.

* Non-income producing security.

--------------------------------------------------------------------------------
                           47 See accompanying notes.

MANAGERS' COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES

NOVEMBER 15, 2001

                                                       [STRONG LOGO]

   [PHOTO OF                       [PHOTO OF           SUBADVISOR,
RONALD C. OGNAR]                BRANDON NELSON]        STRONG CAPITAL MANAGEMENT

Ronald C. Ognar                 Brandon Nelson
Portfolio Manager               Portfolio Manager

TO OUR SHAREHOLDERS:

A year ago the stock market was mired in a correction brought on by slower earnings growth, economic weakness and higher energy prices. While energy prices have certainly abated, the economic picture remained weak and was showing signs of further deterioration even before the September 11 terrorist attacks occurred. For the twelve months ended September 30, 2001 the Small Cap Growth Series returned -51.94%, while the benchmark Russell 2000 Growth Index returned -42.59% over the same period.(1)

SECTOR PERFORMANCE IN THE FIRST SIX MONTHS

During the fourth calendar quarter of 2000, weightings in health care and financial services companies generated positive returns for the Series and helped offset some of the downslide in the technology sector. Financial companies benefited from the anticipation of the Federal Reserve's interest rate cuts, while health care companies rose as investors moved into more defensive stable growth industries.

In the first calendar quarter of 2001 the portfolio's stronger-performing stocks were in utilities, consumer durables, and retail trade sectors. The overall performance was hampered, however, by holdings in various technology segments of the market. Continued concerns over slowing corporate spending for information technology, along with excess inventory in the personal computer and wireless segments, continued to drag these stock prices lower.

A WEAKER PICTURE IN THE SECOND HALF

Over the summer, the holdings that performed best were companies with strong near-term fundamentals and earnings visibility, as well as those that would benefit from an eventual economic turnaround. The technology sector continued to lag because those companies generally experienced the most severe slowdown in earnings, especially within the networking and telecommunications equipment segments.

In the final quarter of the fiscal year we increased the portfolio's position in consumer cyclicals as we found that every aspect of the economy looked weak except the consumer, whom we felt was the last bastion of strength. In light of the September 11 event, our exposure to consumer cyclicals was trimmed back to a slight overweighting compared to the benchmark index.

GROWTH STOCKS PRESENT GOOD VALUE

Presently the financial markets are faced with consumer and investor anxiety as a result of the terrorist attacks. Underneath the current realities of the stock market, the environment for investors, and especially growth stock investors, is becoming quite attractive. An examination of past historical events such as the Kennedy assassination or the bombing of Pearl Harbor reveals that periods of intense uncertainty, doubt and fear often form the foundation of bull markets. Additionally, within the U.S. equity market, we believe that large capitalization growth stocks are extremely mispriced relative to value stocks.

Growth as a style of management is very depressed relative to value. We know the growth-versus-value "rubber band" is stretched wider than it has ever been in the history of data recorded on growth versus value, but we do not know when that "rubber band" will snap back. We believe that over the


--------------------------------------------------------------------------------
                                       48

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES

NOVEMBER 15, 2001

long term, forward-looking investors who can separate anxiety from fundamentals should simply view this as an excellent asset allocation opportunity.

Sincerely,

Ron Ognar and Brandon Nelson
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

The Small Cap Growth Series participates in the initial public offering ("IPO") market which may significantly increase its total return during the time it has a small asset base. As the Series' assets grow, the impact from IPOs may be reduced.

                                  PERFORMANCE

                      SECURITY SMALL CAP GROWTH SERIES VS.
                            RUSSELL 2000 GROWTH INDEX

                         SECURITY SMALL CAP GROWTH FUND

Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
10/15/1997       10,000            575            0                   0              0              9,425
09/30/1998            0              0            0                   0              0              8,205
09/30/1999            0              0            0                   0              0             12,241
09/30/2000            0              0            0                   0              0             21,368
09/30/2001            0              0            0                   0              0             10,277


                              RUSSELL 2000 GROWTH

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
10/31/1997       10,000              0       10,000              0                   0                  0
09/30/1998            0              0        7,997          10.14                   0                  0
09/30/1999            0              0       10,607           1.93                   0                  0
09/30/2000            0              0       13,753          -4.97                   0                  0
09/30/2001            0              0        7,904         -16.14                   0                  0


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Small Cap Growth Series on October 15, 1997, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $10,277. By comparison, the same $10,000 investment would have been $7,904, based on the Russell 2000 Growth Index performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
THQ,Inc.                                                                 2.2%
Pediatrix Medical Group, Inc.                                            2.1%
D & K Healthcare Resources, Inc.                                         2.0%
Corporate Executive Board Company                                        1.9%
Respironcis, Inc.                                                        1.8%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                                  1 YEAR        SINCE INCEPTION
                                                 --------     ------------------
A Shares                                         (51.94%)       2.19% (10-15-97)
A Shares with sales charge                       (54.71%)       0.68% (10-15-97)
B Shares                                         (52.31%)       1.12% (10-15-97)
B Shares with CDSC                               (54.70%)       0.38% (10-15-97)
C Shares                                         (52.46%)      (1.88%) (1-29-99)
C Shares with CDSC                               (52.94%)      (1.88%) (1-29-99)
S Shares                                             N/A      (33.74%) (2-01-01)
S Shares with CDSC                                   N/A      (37.72%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.



--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
SMALL CAP GROWTH SERIES


                                                     NUMBER             MARKET
COMMON STOCKS                                       OF SHARES            VALUE
-------------------------------------------        ----------        -------------
AEROSPACE & DEFENSE - 0.9%
DRS Technologies, Inc.* ...................             6,500         $    225,875

APPAREL & ACCESSORIES - 0.9%
OshKosh B'Gosh, Inc. ......................             8,500              221,000

APPAREL RETAIL - 2.3%
Christopher & Banks Corporation* ..........             7,500              225,825
Hot Topic, Inc.* ..........................            14,500              363,950
                                                                       -----------
                                                                           589,775

APPLICATION SOFTWARE - 7.0%
Activision, Inc.* .........................             9,500              258,590
InterVoice-Brite, Inc.* ...................            26,500              275,070
Renaissance Learning, Inc.* ...............            13,000              427,830
Secure Computing Corporation* .............            29,000              282,460
THQ, Inc.* ................................            13,000              560,950
                                                                       -----------
                                                                         1,804,900

BANKS - 3.9%
BankUnited Financial Corporation* .........             8,500              124,695
New York Community Bancorp, Inc.* .........            13,000              301,730
TCF Financial Corporation .................             6,300              290,178
UCBH Holdings, Inc. .......................            10,000              291,800
                                                                       -----------
                                                                         1,008,403

BIOTECHNOLOGY - 2.8%
Cephalon, Inc.* ...........................             3,000              149,640
ICOS Corporation* .........................             3,500              172,235
SangStat Medical Corporation* .............            21,500              396,245
                                                                       -----------
                                                                           718,120

CASINOS & GAMING - 0.3%
MTR Gaming Group, Inc.* ...................             9,500               88,065

CATALOG RETAIL - 0.6%
School Specialty, Inc.* ...................             5,000              152,800

COMPUTER & ELECTRONICS RETAIL - 0.9%
Electronics Boutique Holding Corporation*               9,000              242,550

COMPUTER STORAGE & PERIPHERALS - 1.7%
Advanced Digital Information Corporation*              11,000              113,410
ATI Technologies, Inc.* ...................            40,000              313,600
                                                                       -----------
                                                                           427,010

CONSTRUCTION & ENGINEERING - 0.6%
Granite Construction, Inc. ................             5,500              141,020

CONSUMER FINANCE - 1.6%
AmeriCredit Corporation* ..................             3,500              110,670
Dorl Financial Corporation ................             8,000              310,400
                                                                       -----------
                                                                           421,070

DATA PROCESSING SERVICES - 1.5%
Global Payments, Inc. ......................           13,000              382,200

DIVERSIFIED COMMERCIAL SERVICES - 7.5%
Career Education Corporation* ..............            8,000              440,000
Coinstar, Inc.* ............................           12,000              236,640
Corporate Executive Board Company* .........           18,500              482,480
FTI Consulting, Inc.* ......................            8,000              235,200
Profit Recovery Group International, Inc.*             28,500              278,730
University of Phoenix Online* ..............            8,500              263,160
                                                                       -----------
                                                                         1,936,210

DIVERSIFIED FINANCIAL SERVICES - 1.7%
LNR Property Corporation ...................           14,500              434,275

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
DSP Group, Inc.* ...........................           12,500              249,375
Kopin Corporation* .........................           13,000              135,590
Plexus Corporation* ........................           10,000              235,800
                                                                       -----------
                                                                           620,765

FOOD DISTRIBUTORS - 0.5%
Performance Food Group Company* ............            4,500              128,385

FOOTWEAR - 0.5%
Reebok International, Ltd.* ................            6,000              124,200

GENERAL MERCHANDISE STORES - 0.4%
Pathmark Stores, Inc.* .....................            5,000              119,000

HEALTH CARE DISTRIBUTORS & SERVICES - 7.4%
AdvancePCS* ................................            3,500              251,230
AmerisourceBergen Corporation* .............            6,000              425,700
D & K Healthcare Resources, Inc. ...........           10,500              502,950
Express Scripts, Inc.* .....................            1,500               83,250
Laboratory Corporation of America Holdings*             1,000               80,850
MAXIMUS, Inc.* .............................            3,500              139,055
Omnicare, Inc. .............................            5,000              109,150
PSS World Medical, Inc.* ...................           18,500              176,490
Syncor International Corporation* ..........            4,500              143,235
                                                                       -----------
                                                                         1,911,910

HEALTH CARE EQUIPMENT - 3.0%
Lumenis, Ltd.* ............................            10,000              200,800
ResMed, Inc.* .............................             2,500              127,000
Respironics, Inc.* ........................            13,000              462,280
                                                                       -----------
                                                                           790,080

HEALTH CARE FACILITIES - 1.4%
Beverly Enterprises, Inc.* ................            21,000              214,200
Manor Care, Inc.* .........................             5,500              154,550
                                                                       -----------
                                                                           368,750

HEALTH CARE SUPPLIES - 2.0%
Cooper Companies, Inc. ....................             3,500              164,150
STERIS Corporation* .......................            12,000              235,920
SurModics, Inc.* ..........................             3,000              119,850
                                                                       -----------
                                                                           519,920


--------------------------------------------------------------------------------
                           50 See accompanying notes.

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY EQUITY FUND -
SMALL CAP GROWTH SERIES (CONTINUED)

                                                       NUMBER               MARKET
COMMON STOCKS (CONTINUED)                             OF SHARES              VALUE
-------------------------------------------          ----------          -------------
HOME FURNISHINGS - 0.6%
Mohawk Industries, Inc.* ......................           4,500           $    165,375

HOMEBUILDING - 1.6%
D.R. Horton, Inc. .............................          14,000                292,040
Ryland Group, Inc. ............................           2,500                119,225
                                                                           -----------
                                                                               411,265

INSURANCE BROKERS - 3.4%
Brown & Brown, Inc. ...........................           2,500                130,250
Arthur J. Gallagher & Company .................           4,000                135,400
Hilb, Rogal, & Hamilton Company ...............           8,000                364,880
Willis Group Holdings Ltd.* ...................          10,500                245,595
                                                                           -----------
                                                                               876,125

INTEGRATED OIL & GAS - 0.6%
Tesoro Petroleum Corporation* .................          13,000                148,980

INTERNET SOFTWARE & SERVICES - 1.3%
Global Sports, Inc.* ..........................          11,000                128,150
SonicWALL, Inc.* ..............................          18,000                213,840
                                                                           -----------
                                                                               341,990

IT CONSULTING & SERVICES - 2.5%
Answerthink, Inc.* ............................          36,000                169,200
CACI International, Inc.* .....................           3,500                191,310
Cognizant Technology Solutions Corporation* ...           5,500                123,200
Perot Systems Corporation* ....................          10,700                172,805
                                                                           -----------
                                                                               656,515

LEISURE PRODUCTS - 1.6%
JAKKS Pacific, Inc.* ..........................           8,500                114,750
Midway Games, Inc.* ...........................          24,000                290,640
                                                                           -----------
                                                                               405,390

LIFE & HEALTH INSURANCE - 0.7%
UICI* .........................................         12,500                 170,375

MANAGED HEALTH CARE - 4.5%
First Health Group Corporation* ...............         11,700                 343,746
Pediatrix Medical Group, Inc.* ................         13,000                 530,270
RightChoice Managed Care, Inc.* ...............          5,500                 275,275
                                                                           -----------
                                                                             1,149,291

OIL & GAS EQUIPMENT & SERVICES - 1.1%
Offshore Logistics, Inc.* .....................         15,000                 287,850

OIL & GAS EXPLORATION & PRODUCTION - 1.8%
Noble Affiliates, Inc. ........................          4,500                 139,455
XTO Energy, Inc. ..............................         23,500                 327,825
                                                                           -----------
                                                                               467,280

PACKAGED FOODS - 1.6%
Flowers Foods, Inc.* ..........................          6,500                 235,625
Green Mountain Coffee, Inc.* ..................          7,500                 172,875
                                                                           -----------
                                                                               408,500


                                                     PRINCIPAL
                                                     AMOUNT OR
                                                       NUMBER               MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES               VALUE
-------------------------------------------          -----------         -----------
PHARMACEUTICALS - 2.9%
First Horizon Pharmaceutical Corporation*..               16,500          $    429,495
TARO Pharmaceutical Industries, Ltd.*......                9,000               316,440
                                                                           -----------
                                                                               745,935

REINSURANCE - 1.2%
Annuity and Life RE (Holdings), Ltd.*......                9,000               305,550

RESTAURANTS - 2.5%
P.F. Chang's China Bistro, Inc.*...........                7,000               251,440
Panera Bread Company*......................               11,500               402,385
                                                                           -----------
                                                                               653,825

SEMICONDUCTOR EQUIPMENT - 3.1%
Cabot Microelectronics Corporation*........                6,500               314,015
Rudolph Technologies, Inc.*................                4,500               110,970
Varian Semiconductor Equipment
  Associates, Inc.*........................                9,500               245,575
Zarlink Semiconductor, Inc.*...............               16,500               129,525
                                                                           -----------
                                                                               800,085

SEMICONDUCTORS - 3.3%
Genesis Microchip, Inc.*...................                8,000               225,120
Power Integrations, Inc.*..................               10,100               184,022
Sage, Inc.*................................               13,500               205,875
Semtech Corporation*.......................                8,500               241,230
                                                                           -----------
                                                                               856,247

TELECOMMUNICATIONS EQUIPMENT - 3.0%
Commscope, Inc.*...........................                7,000               125,090
Harmonic, Inc.*............................               26,500               214,650
Polycom, Inc.*.............................                6,000               146,220
UTStarcom, Inc.*...........................               17,000               276,250
                                                                           -----------
                                                                               762,210

TRUCKING - 1.5%
Knight Transportation, Inc.*...............                7,000               134,050
Landstar System, Inc.*.....................                4,000               256,000
                                                                           -----------
                                                                               390,050
                                                                           -----------
Total common stocks - 90.6%................                                 23,379,121

REPURCHASE AGREEMENT - 11.5%
United Missouri Bank, 2.85%, 10-01-01
  (Collateralized by FNMA, 10-09-01
  with a value of $3,019,000)..............           $2,957,000             2,957,000
Total investments - 102.1%.................                                 26,336,121
                                                                           -----------
Liabilities, less cash &
  other assets - (2.1%)....................                                   (532,826)
                                                                           -----------
Total net assets - 100.0%..................                                $25,803,295
                                                                           ===========

The identified cost of investments for federal income tax purposes at September 30, 2001 was $26,386,121.
* Non-income producing security.

--------------------------------------------------------------------------------
                           51 See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - TECHNOLOGY SERIES

NOVEMBER 15, 2001

[WELLINGTON MANAGEMENT(R) LOGO]
SUBADVISOR, WELLINGTON MANAGEMENT COMPANY, LLP

TO OUR SHAREHOLDERS:

The twelve months ending September 30, 2001 proved to be extremely difficult for investors in the technology sector as the market struggled with disappointing economic news. The Technology Series of Security Equity Fund fell 63.45% over the twelve months while the benchmark Goldman Sachs Technology Index dropped 65.12% in the same period.(1) The Series' Lipper peer group returned -69.58% for the twelve months ended September 30, placing the Technology Series in the top quartile of its peer group of funds.

TERRORIST ATTACK STALLS RECOVERY TIMELINE

Technology stocks were among the hardest hit as purchasing activity came to a standstill and investment priorities were reassessed in this slowing economic environment. Any optimism that a Federal Reserve induced recovery would bring a brighter corporate profit outlook for late 2001 or early 2002 was dashed after the terrorist attacks of September 11. In many cases, technology shares now appear to be oversold; however, for the time being the fundamental outlook remains very cloudy.

While we recognize that shareholders may find little solace in looking at relative numbers in a period of such poor absolute performance for technology stocks, the Series has continued to do reasonably well relative to its benchmark, outperforming it by 1.67% for the fiscal year.(2) In this environment we have assumed a conservative positioning relative to the benchmark, and continue to overweight the computer services industry and underweight semiconductors and telecommunications equipment as we enter a new fiscal year. Even so, any fund that invested exclusively in a diversified portfolio of technology stocks has found it extremely difficult, if not impossible, to avoid the prevalence of negative returns in this sector of the marketplace.

HARD-HIT SECTORS PROVIDE BUYING OPPORTUNITIES

Looking forward, the portfolio management team is focusing on identifying oversold stocks that should lead the markets during a recovery. While the stocks are expected to recover before the fundamental economic outlook improves, we do not foresee a meaningful improvement until calendar year 2002.

We believe the first signs of recovery could come from the semiconductor sector, and we expect to increase our holdings within this sector in coming months. In addition, software shares were among the hardest hit during the portfolio's fourth fiscal quarter. As a result, we are finding some opportunities to buy stocks that had previously looked expensive. The outlook remains very challenging in this area, however, as information technology budgets are reassessed and purchasing decisions remain largely on hold. With carrier spending plans continuing to be reduced, telecommunication equipment stocks also remain very challenging. Within information technology services, we believe many of our holdings will recover relatively quickly and have increased our exposure to this area.

While we would not be surprised to see a relief rally at any time given the severity of the downturn following the tragic events of September 11, we do not expect a sustainable rally to emerge until next year. It appears to us that technology stocks as a whole will remain in a trading range, reflecting the as-yet unresolved tension between the market's desire to anticipate a cyclical bottom on the one hand, and a dearth of good news on the other. Looking forward, we remain positive on the long-run prospects of technology companies and stocks, but believe it will take time to work off the cyclical excesses of the recent technology bubble.

Sincerely,


The Global Technology Portfolio Management Team
Wellington Management Company, LLP

(1), (2) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.

The Technology Series is a nondiversified fund that invests a substantial portion of its assets in the technology sector and may be subject to risks such as increased market fluctuations and price volatility not found in a more diversified fund.



--------------------------------------------------------------------------------
                                       52

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - TECHNOLOGY SERIES
NOVEMBER 15, 2001

                                  PERFORMANCE

                SECURITY TECHNOLOGY SERIES VS. S&P 500 INDEX, AND
                         GOLDMAN SACHS TECHNOLOGY INDEX



                            SECURITY TECHNOLOGY FUND


Period End       Invest        Charges       Income      Capital Gains      Reinvest       Market Value
----------       ------        -------       ------      -------------      --------       ------------
05/01/2000       10,000            575            0                  0             0              9,425
06/30/2000            0              0            0                  0             0              9,736
09/30/2000            0              0            0                  0             0              8,794
12/31/2000            0              0            0                  0             0              5,966
03/31/2001            0              0            0                  0             0              4,581
06/30/2001            0              0            0                  0             0              5,250
09/30/2001            0              0            0                  0             0              3,214



                                    S&P 500

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
04/30/2000       10,000              0       10,000              0                   0                  0
06/30/2000            0              0       10,036           2.47                   0                  0
09/30/2000            0              0        9,939          -5.28                   0                  0
12/31/2000            0              0        9,161           0.49                   0                  0
03/31/2001            0              0        8,075          -6.33                   0                  0
06/30/2001            0              0        8,548          -2.43                   0                  0
09/30/2001            0              0        7,293          -8.07                   0                  0


                               GOLDMAN SACH TECH

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
04/30/2000       10,000              0       10,000              0                   0                  0
06/30/2000            0              0        9,991          12.29                   0                  0
09/30/2000            0              0        9,019         -16.20                   0                  0
12/31/2000            0              0        5,875          -8.58                   0                  0
03/31/2001            0              0        4,255         -13.90                   0                  0
06/30/2001            0              0        4,876           0.25                   0                  0
09/30/2001            0              0        3,141         -20.24                   0                  0


                         SECURITY GROWTH & INCOME FUND


                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in ClassA shares of Technology Series on May 1, 2000, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the Series (with dividends reinvested) would have been $3,214. By comparison, the same $10,000 investment would have been $7,293, based on the S&P 500 Index's performance and $3,141 based on the Goldman Sachs Technology Index. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**


                                                                       % OF
                                                                 NET ASSETS
                                                                 ----------
Microsoft Corporation                                                 10.0%
Dell Computer Corporation                                              5.7%
Cisco Systems, Inc.                                                    5.3%
Verisign, Inc.                                                         5.2%
AOL Time Warner, Inc.                                                  5.2%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                                                           1 YEAR        SINCE INCEPTION
                                                                          --------     ------------------
A Shares                                                                  (63.45%)     (53.14%) (5-01-01)
A Shares with sales charge                                                (65.56%)     (55.06%) (5-01-01)
B Shares                                                                  (64.17%)     (54.21%) (5-01-01)
B Shares with CDSC                                                        (65.96%)     (55.51%) (5-01-01)
C Shares                                                                  (64.17%)     (54.21%) (5-01-01)
C Shares with CDSC                                                        (64.53%)     (54.21%) (5-01-01)
S Shares                                                                       N/A     (53.74%) (2-01-01)
S Shares with CDSC                                                             N/A     (56.52%) (2-01-01)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from May 1, 2000 (date of inception) to September 30, 2001 for Class A, Class B and Class C shares and are not annualized. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
-----------------------

SEPTEMBER 30, 2001

SECURITY EQUITY FUND - TECHNOLOGY SERIES

                                                            NUMBER      MARKET
COMMON STOCKS                                             OF SHARES      VALUE
-----------------------------------------------------     ---------   ----------
APPLICATION SOFTWARE - 11.4%
Agile Software Corporation* ..........................        5,400     $ 49,086
Electronic Arts, Inc.* ...............................        1,300       59,371
Intuit, Inc.* ........................................        2,800      100,240
i2 Technologies, Inc.* ...............................        7,800       26,832
Macromedia, Inc.* ....................................        7,400       89,614
Peregrine Systems, Inc.* .............................        3,900       49,257
Rational Software Corporation* .......................       14,700      127,302
Verity, Inc.* ........................................       11,000      111,100
                                                                        --------
                                                                         612,802

COMPUTER & ELECTRONICS RETAIL - 0.7%
Circuit City Stores - Circuit City Group .............        3,200       38,400

COMPUTER HARDWARE - 11.6%
Compaq Computer Corporation ..........................        4,100       34,071
Dell Computer Corporation* ...........................       16,400      303,892
Hewlett-Packard Company ..............................        8,000      128,800
International Business Machines Corporation ..........        1,700      156,910
                                                                        --------
                                                                         623,673

COMPUTER STORAGE & PERIPHERALS - 11.6%
EMC Corporation* .....................................       11,700      137,475
Lexmark International, Inc.* .........................        3,500      156,485
Maxtor Corporation* ..................................       54,267      193,733
Network Appliance, Inc.* .............................       10,100       68,680
SanDisk Corporation* .................................        7,000       69,020
                                                                        --------
                                                                         625,393

DATA PROCESSING SERVICES - 12.1%
CSG Systems International, Inc.* .....................        3,300      135,300
Certegy, Inc.* .......................................        3,100       80,476
First Data Corporation ...............................        4,550      265,083
Sabre Holdings Corporation* ..........................        6,300      168,462
                                                                        --------
                                                                         649,321

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
Solectron Corporation* ...............................        4,200       48,930

EMPLOYMENT SERVICES - 0.4%
Resources Connection, Inc.* ..........................        1,100       19,998

INTERNET SOFTWARE & SERVICES - 6.5%
Travelocity.com, Inc.* ...............................        2,100       27,930
VeriSign, Inc.* ......................................        6,682      279,976
Vignette Corporation* ................................       11,400       40,356
                                                                        --------
                                                                         348,262

IT CONSULTING & SERVICES - 1.1%
Accenture, Ltd.* .....................................        4,700       59,925

MOVIES & ENTERTAINMENT - 5.2%
AOL Time Warner, Inc.* ...............................        8,400      278,040

                                                           PRINCIPAL
                                                           AMOUNT OR
                                                            NUMBER          MARKET
COMMON STOCKS (CONTINUED)                                  OF SHARES         VALUE
-----------------------------------------------------     ----------     -----------
NETWORKING EQUIPMENT - 5.3%
Cisco Systems, Inc.* ................................         23,300     $   283,794

SEMICONDUCTOR EQUIPMENT - 1.8%
HPL Technologies, Inc.* .............................          3,500          15,435
Ultratech Stepper, Inc.* ............................          6,900          82,593
                                                                         -----------
                                                                              98,028

SEMICONDUCTORS - 7.3%
OmniVision Technologies, Inc.* ......................         14,600          43,800
Speedfam-Ipec, Inc.* ................................         18,200          20,020
Taiwan Semiconductor Manufacturing
Company, Ltd.* ......................................          6,239          59,208
Texas Instruments, Inc. .............................         10,800         269,784
                                                                         -----------
                                                                             392,812

SYSTEMS SOFTWARE - 10.0%
Microsoft Corporation* ..............................         10,500         537,285

TELECOMMUNICATIONS EQUIPMENT - 5.3%
Motorola, Inc. ......................................          8,500         132,600
Qualcomm, Inc.* .....................................          2,300         109,342
Sonus Networks, Inc.* ...............................         14,700          44,100
                                                                         -----------
                                                                             286,042
                                                                         -----------
  Total common stocks - 91.2% ........................                     4,902,705

FOREIGN STOCKS

FINLAND - 2.6%
Nokia Oyj ADR .........................................        8,800         137,720

TAIWAN - 1.1%
United Microelectronics
  Corporation ADR* ....................................       10,735          57,110
                                                                         -----------
  Total foreign stocks - 3.7% .........................                      194,830

REPURCHASE AGREEMENT - 6.3%
State Street, 3.00% - 10-01-01 (Collateralized by
  FHLMC, 5.00% - 04-30-03, with a value of $347,691) ...  $  336,098         336,098
                                                                         -----------
  Total investments - 101.2% ...........................                   5,433,633
  Liabilities, less cash and other assets - (1.2%) .....                     (61,532)
                                                                         -----------
  Total net assets - 100.0% ............................                 $ 5,372,101
                                                                         ===========

The identified cost of investments for federal income tax purposes at September 30, 2001 was $9,533,578.

* Non-income producing security ADR (American Depositary Receipt)

--------------------------------------------------------------------------------
                           54 See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND
NOVEMBER 15, 2001

[PICTURE OF VALERIE STILL]
Valerie Sill
Senior Portfolio Manager

YOU, YOUR ADVISOR AND
[DREYFUS LOGO]
A MELLON FINANCIAL COMPANY

ADVISOR,
THE DREYFUS CORPORATION



TO OUR SHAREHOLDERS:

We are pleased that in a highly challenging market environment Security Growth and Income Fund performed relatively well. For the twelve months ended September 30, 2001, the Fund returned -15.68%, outperforming the -16.89% return of its benchmark index, the S&P Barra Value Index.(1)

THE INVESTMENT PHILOSOPHY OF THE FUND'S MANAGERS

The managers of the portfolio adhere to an investment philosophy that is value oriented, research driven, and risk averse. We attribute the Fund's performance primarily to our stock selection strategy, which emphasizes large capitalization value stocks that possess strong business fundamentals and have a catalyst in place to generate capital appreciation. The catalyst may take many forms, including accelerating sales and earnings growth, improving balance sheet trends, new management, or a restructuring. The overall risk and valuation characteristics of the Fund are carefully monitored to ensure adequate diversification and low volatility of returns.

RAMIFICATIONS OF THE TERRORIST ATTACKS

The September 11, 2001 attacks on the World Trade Center and the Pentagon were a national tragedy. The economic ramifications are staggering. The insurance industry is expected to pay out approximately $60 billion in claims. Air travel has declined dramatically, leading that industry to lay off over 100,000 workers thus far. Similarly, the hotel industry has seen a steep decline in occupancy rates and are likely to be forced to cut back their staffs by 15% to 20%. The attacks seriously hurt consumer and business confidence and will surely lead to further weakening in economic activity.

The Federal Reserve Board's aggressive fifty basis point interest rate cut on September 17 did little to calm fears about an impending global recession. More than half of all economists now predict that a global recession is inevitable. Prior to the attacks, the U.S. economy was showing signs of weakness. Housing starts fell 6.9% in August. The University of Michigan Consumer Sentiment Index in September readings taken mostly prior to the terrorist attacks dropped from
91.5 to 83.6. Consumer confidence is unlikely to improve near term in the face of rising layoffs in the airline, hotel, and manufacturing sectors.

AN ECONOMIC RECOVERY WILL BE DELAYED

Prior to September 11 the domestic economy was widely expected to begin recovering during the fourth quarter of this year. The terrorist attacks, however, are likely to push the recovery out at least another six months. The Federal Reserve Board reduced the Fed funds rate an additional fifty basis points at its October meeting, bringing the rate to its lowest level since 1962. Congress is expected to approve large spending packages to help the airline and insurance industries which, as noted above, were particularly affected by the attacks. These monetary and fiscal stimuli should help mitigate the downside to the economy and set the stage for an eventual economic recovery sometime in 2002.

The portfolio is positioned to participate in an economic recovery and to provide its shareholders with the defensive characteristics inherent to the value style of investing. We appreciate your continued confidence and support.

Sincerely,


Valerie J. Sill
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of fund shares.


--------------------------------------------------------------------------------
                                       55

--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND
NOVEMBER 15, 2001

                                  PERFORMANCE

           SECURITY GROWTH AND INCOME FUND VS. S&P BARRA VALUE INDEX





                         SECURITY GROWTH & INCOME FUND


Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
09/30/1991       10,000            580            0                   0              0              9,420
09/30/1992            0              0           96                   0             96              9,860
09/30/1993            0              0           59                   0             59             11,399
09/30/1994            0              0           24                   0             24             10,528
09/30/1995            0              0           64                   0             64             12,657
09/30/1996            0              0           75                   0             75             15,225
09/30/1997            0              0            0                   0              0             20,526
09/30/1998            0              0          110                   0            110             18,818
09/30/1999            0              0            0                   0              0             21,031
09/30/2000            0              0            0                   0              0             19,499
09/30/2001            0              0            0                   0              0             16,441

                                S&P BARRA VALUE

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
09/30/1991       10,000              0       10,000              0                   0                  0
09/30/1992            0              0       11,076            1.1                   0                  0
09/30/1993            0              0       13,569          -0.04                   0                  0
09/30/1994            0              0       13,644          -3.52                   0                  0
09/30/1995            0              0       17,421           3.48                   0                  0
09/30/1996            0              0       20,670           4.28                   0                  0
09/30/1997            0              0       28,777           5.86                   0                  0
09/30/1998            0              0       28,724           6.08                   0                  0
09/30/1999            0              0       34,893          -3.91                   0                  0
09/30/2000            0              0       39,690          -0.02                   0                  0
09/30/2001            0              0       32,986           -9.5                   0                  0


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1991, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $16,441. By comparison, the same $10,000 investment would have grown to $32,986 based on the S&P Barra Value Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                                       % OF
                                                                 NET ASSETS
                                                                 ----------
Exxon Mobil Corporation                                                4.1%
Citigroup, Inc.                                                        3.4%
American International Group, Inc.                                     3.1%
Fannie Mae                                                             2.9%
Liberty Media Corporation                                              2.4%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                                          1 YEAR              5 YEARS             10 YEARS
                                                        --------     ----------------    -----------------
A Shares                                                (15.68%)                1.75%                5.84%
A Shares with sales charge                              (20.51%)                0.56%                5.21%
B Shares                                                (16.59%)                0.68%                3.84%
                                                                                                (10-19-93)
                                                                                         (since inception)
B Shares with CDSC                                      (20.76%)                0.29%                3.84%
                                                                                                (10-19-93)
                                                                                         (since inception)
C Shares                                                (16.46%)              (8.25%)                  N/A
                                                                            (1-29-99)
                                                                                         (since inception)
C Shares with CDSC                                      (17.29%)              (8.25%)                  N/A
                                                                            (1-29-99)
                                                                                         (since inception)
S Shares                                                (16.56%)                  N/A                  N/A
                                                       (2-01-01)
                                                                    (since inception)
S Shares with CDSC                                      (21.57%)                  N/A                  N/A
                                                       (2-01-01)
                                                                    (since inception)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------
                                       56

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY GROWTH AND INCOME FUND

                                                                                          PRINCIPAL
                                                                                          AMOUNT OR
                                                                                            NUMBER          MARKET
CORPORATE BONDS                                                                           OF SHARES          VALUE
---------------                                                                         -----------       ----------
CONSUMER CYCLICAL - OTHER - 0.0%
American Eco Corporation, 9.625% - 2008* ............................................   $  125,000        $       12

HEALTHCARE - 0.0%
Multicare Companies, Inc., 9.00% - 2007* ............................................   $  200,000            18,000

ENERGY - REFINING - 0.3%
Crown Central Petroleum, 10.875% - 2005 .............................................   $  200,000           156,000

SERVICES - 0.1%
Loewen Group, Inc., 6.70% - 2049* ...................................................   $   75,000            40,125
                                                                                                          ----------
  Total corporate bonds - 0.4% ......................................................                        214,137

COMMON STOCKS
AEROSPACE & DEFENSE - 3.2%
Boeing Company ......................................................................       10,500           351,750
Honeywell International, Inc. .......................................................       18,600           491,040
United Technologies Corporation .....................................................       17,700           823,050
                                                                                                          ----------
                                                                                                           1,665,840

APPAREL RETAIL - 0.4%
Abercrombie & Fitch Company* ........................................................       12,200           214,598

AUTO PARTS & EQUIPMENT - 0.3%
TRW, Inc. ...........................................................................        5,300           158,046

AUTOMOBILE MANUFACTURERS - 0.6%
Ford Motor Company ..................................................................       16,800           291,480

BANKS - 7.5%
FleetBoston Financial Corporation ...................................................       27,000           992,250
Golden State Bancorp, Inc. ..........................................................       24,200           735,680
Wachovia Corporation ................................................................       17,000           527,000
Washington Mutual, Inc. .............................................................       27,500         1,058,200
Wells Fargo & Company ...............................................................       13,000           577,850
                                                                                                          ----------
                                                                                                           3,890,980

BROADCASTING & CABLE TV - 2.4%
Liberty Media Corporation* ..........................................................       97,200         1,234,440

COMPUTER & ELECTRONICS RETAIL - 1.0%
RadioShack Corporation ..............................................................       21,600           523,800

COMPUTER HARDWARE - 1.9%
Apple Computer, Inc.* ...............................................................       14,700           227,997
International Business Machines Corporation .........................................        8,300           766,090
                                                                                                          ----------
                                                                                                             994,087

COMPUTER STORAGE & PERIPHERALS - 0.5%
Lexmark International, Inc.* ........................................................        6,300           281,673

DEPARTMENT STORES - 1.2%
Federated Department Stores, Inc.* ..................................................       21,100           595,020


                                                                                           NUMBER          MARKET
COMMON STOCKS (CONTINUED)                                                                OF SHARES          VALUE
-------------------------                                                                -----------     -----------
DIVERSIFIED CHEMICALS - 2.3%
Dow Chemical Company ................................................................       17,076        $  559,410
E.I. Du Pont de Nemours & Company ...................................................       16,500           619,080
                                                                                                          ----------
                                                                                                           1,178,490

DIVERSIFIED FINANCIAL SERVICES - 13.3%
American Express Company ............................................................       32,000           929,920
Citigroup, Inc. .....................................................................       43,866         1,776,573
Fannie Mae ..........................................................................       18,700         1,497,122
Goldman Sachs Group, Inc. ...........................................................       10,800           770,580
J.P. Morgan Chase & Company .........................................................       14,850           507,128
Morgan Stanley Dean Witter & Company ................................................       18,300           848,205
Stilwell Financial, Inc. ............................................................       28,300           551,850
                                                                                                          ----------
                                                                                                           6,881,378

DRUG RETAIL - 1.1%
CVS Corporation .....................................................................       16,700           554,440

ELECTRIC UTILITIES - 3.4%
CMS Energy Corporation ..............................................................       24,000           480,000
Edison International ................................................................       34,100           448,756
Entergy Corporation .................................................................       13,400           476,504
PG&E Corporation ....................................................................       24,400           370,880
                                                                                                          ----------
                                                                                                           1,776,140

ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
Emerson Electric Company ............................................................       10,600           498,836
Rockwell Collins ....................................................................       12,600           178,920
Rockwell International Corporation ..................................................        1,400            20,552
                                                                                                          ----------
                                                                                                             698,308

GAS UTILITIES - 0.9%
NiSource, Inc. ......................................................................       20,300           473,193

HEALTH CARE EQUIPMENT - 1.9%
Guidant Corporation* ................................................................       26,000         1,001,000

HEALTH CARE SUPPLIES - 0.5%
Bausch & Lomb, Inc. .................................................................        9,300           263,190

HOUSEHOLD PRODUCTS - 2.6%
Clorox Company ......................................................................       17,200           636,400
Procter & Gamble Company ............................................................        9,500           691,505
                                                                                                          ----------
                                                                                                           1,327,905
INDUSTRIAL CONGLOMERATES - 2.8%
Koninklijke (Royal) Philips Electronics N.V. ADR ....................................       46,800           903,240
Tyco International, Ltd. ............................................................       11,700           532,350
                                                                                                          ----------
                                                                                                           1,435,590

INDUSTRIAL GASES - 0.7%
Air Products & Chemicals, Inc. ......................................................        9,200           354,936

INDUSTRIAL MACHINERY - 0.4%
Eaton Corporation ...................................................................        3,700           219,077

--------------------------------------------------------------------------------
                           57 See accompanying notes.

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY GROWTH AND INCOME FUND (CONTINUED)


                                                                                           NUMBER         MARKET
COMMON STOCKS (CONTINUED)                                                                 OF SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL & GAS - 7.8%
BP plc ADR .........................................................................         20,000    $    983,400
Conoco, Inc. (Cl. B) ...............................................................         37,400         947,716
Exxon Mobil Corporation ............................................................         53,400       2,103,960
                                                                                                       ------------
                                                                                                          4,035,076

INTEGRATED TELECOMMUNICATION SERVICES - 5.1%
AT&T Corporation ...................................................................         44,300         854,990
Sprint Corporation (Fon Group) .....................................................         30,900         741,909
Verizon Communications, Inc. .......................................................         15,100         817,061
WorldCom, Inc. - WorldCom Group* ...................................................         14,800         222,592
                                                                                                       ------------
                                                                                                          2,636,552

IT CONSULTING & SERVICES - 0.3%
KPMG Consulting, Inc.* .............................................................         14,200         153,502

LIFE & HEALTH INSURANCE - 3.5%
John Hancock Financial Services, Inc. ..............................................         14,500         579,275
Lincoln National Corporation .......................................................         15,500         722,765
MetLife, Inc. ......................................................................         16,300         484,110
                                                                                                       ------------
                                                                                                          1,786,150

MANAGED HEALTHCARE - 2.7%
CIGNA Corporation ..................................................................          5,200         431,340
Wellpoint Heath Networks, Inc.* ....................................................          8,700         949,605
                                                                                                       ------------
                                                                                                          1,380,945

MOVIES & ENTERTAINMENT - 2.4%
News Corporation Ltd. ADR ..........................................................         28,200         600,378
Walt Disney Company ................................................................         33,800         629,356
                                                                                                       ------------
                                                                                                          1,229,734

MULTI - LINE INSURANCE - 3.1%
American International Group, Inc. .................................................         20,800       1,622,400

MULTI-UTILITIES - 1.2%
Reliant Resources, Inc.* ...........................................................          9,900         160,380
Williams Companies, Inc. ...........................................................         17,400         475,020
                                                                                                       ------------
                                                                                                            635,400

OFFICE SERVICES & SUPPLIES - 1.5%
Pitney Bowes, Inc. .................................................................         20,900         799,425

OIL & GAS EQUIPMENT & SERVICES - 0.3%
Cooper Cameron Corporation* ........................................................          4,600         150,880

OIL & GAS REFINING & MARKETING - 1.1%
Sunoco, Inc. .......................................................................         15,400         548,240

PAPER PRODUCTS - 1.7%
Georgia-Pacific Group ..............................................................         11,800         339,722
International Paper Company ........................................................         15,400         535,920
                                                                                                       ------------
                                                                                                            875,642


                                                                                          PRINCIPAL
                                                                                          AMOUNT OR
                                                                                            NUMBER        MARKET
COMMON STOCKS (CONTINUED)                                                                 OF SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.1%
American Home Products Corporation .................................................          9,500    $    553,375
Johnson & Johnson ..................................................................          9,200         509,680
Merck & Company, Inc. ..............................................................         14,700         979,020
Pharmacia Corporation ..............................................................         13,500         547,560
Schering-Plough Corporation ........................................................         15,000         556,500
                                                                                                       ------------
                                                                                                          3,146,135

PROPERTY & CASUALTY INSURANCE - 2.1%
Allstate Corporation ...............................................................         16,900         631,215
Chubb Corporation ..................................................................          6,000         428,460
                                                                                                       ------------
                                                                                                          1,059,675

PUBLISHING & PRINTING - 1.2%
Knight-Ridder, Inc. ................................................................         10,600         592,010

RAILROADS - 2.2%
Canadian Pacific, Ltd. .............................................................         35,200       1,129,568

RESTAURANTS - 1.0%
McDonald's Corporation .............................................................         19,600         531,944

SEMICONDUCTORS - 0.5%
Intel Corporation ..................................................................         11,800         240,602

SPECIALTY STORES - 1.8%
Office Depot, Inc.* ................................................................         69,000         938,400

SYSTEMS SOFTWARE - 2.3%
BMC Software, Inc.* ................................................................         37,800         480,060
Computer Associates International, Inc. ............................................         15,400         396,396
Oracle Corporation .................................................................         23,300         293,114
                                                                                                       ------------
                                                                                                          1,169,570

TELECOMMUNICATIONS EQUIPMENT - 2.0%
Motorola, Inc. .....................................................................         52,300         815,880
Scientific-Atlanta, Inc. ...........................................................         11,200         196,560
                                                                                                       ------------
                                                                                                  -       1,012,440
                                                                                                       ------------
  Total common stocks - 100.2% .....................................................                       ,687,900

U.S. GOVERNMENT & AGENCIES

FEDERAL FARM CREDIT BANK- 0.3%
  3.15% - 10-01-01 .................................................................   $    169,000         169,000
                                                                                                       ------------
  Total investments - 100.9% .......................................................                     52,071,038
  Liabilities, less cash and other assets - (0.9%) .................................                       (463,003)
                                                                                                       ------------
  Total net assets - 100.0% ........................................................                   $ 51,608,035
                                                                                                       ============


The identified cost of investments for federal income tax purposes at September 30, 2001 was $60,542,141.

* Non-income producing security.

ADR (American Depositary Receipt)

--------------------------------------------------------------------------------
                           58 See accompanying notes.

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY ULTRA FUND
NOVEMBER 15, 2001

[PICTURE OF JAMES P. SCHIER]
James P. Schier
Senior Portfolio Manager

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY, LLC


TO OUR SHAREHOLDERS:

The 12 months ending on September 30, 2001 were very difficult for many stock mutual funds, particularly those featuring growth stocks. Security Ultra fell along with the broader stock markets. The Fund began the year with a conservative position compared to its peers, but slowly shifted into overweight positions in technology and energy as the market sell-off caused more high quality companies to became available based on our value criteria. In hindsight, these moves were premature. The Fund generated a total return of -38.19%, while the benchmark S&P Barra Mid Cap Growth Index returned -30.21%.(1)


STOCK SELECTION IN ENERGY, TECHNOLOGY AND CONSUMER DISCRETIONARY POSITIVE

Energy was a tough sector overall, due to the prices of oil and natural gas reacting very swiftly to slower economic results. But by positioning the Fund overweight the benchmark in carefully selected energy stocks, it was the best performing sector relative to the benchmark. The Fund's energy holdings were down 28%, compared to 54% for the benchmark. Leading the way was Triton Energy Ltd., which returned a positive 57% for the 12-month period after being purchased by Amerada Hess. Ocean Energy, Inc. also returned positive numbers, gaining 6% as investors responded positively to the company's exploratory potential in West Africa.

In technology, the Fund also outperformed the benchmark. Sungard Data Systems, Inc. benefited from the company's profitable and more stable earnings relative to other technology companies and was up more than 44% for the year. Epiq Systems, Inc., which sells bankruptcy software, was the top performing stock in the fund for the past 12 months. The stock returned a positive 146%.

In the consumer discretionary area, toy manufacturer Mattel, Inc. was up 40% for the year, as investors are excited about their new CEO. Lands' End, Inc. is a casual clothing provider, and returned a positive 37%. Scripps Howard, Inc. gained almost 14% on the strength of its Home and Garden Television Network. Salem Communications Corporation, which provides religious radio programming such as Focus on the Family, gained 30% for the 12-month period.

HEALTHCARE AND BIOTECH STOCKS TAKE THE BIGGEST HIT

The stock selection in healthcare and biotechnology was the largest overall contributor to the underperformance of the Fund. Millennium Pharmaceuticals, Inc. lost about 75% in value after a study suggested that getting new drugs through clinical trials in a timely fashion is increasingly difficult. The market feared that the company's technology that helps in creating leads for new drug entities would diminish in value. Applied Biosystems Group fell nearly 79% after its earnings fell short of analysts' expectations. Additionally, the weak stock market raised funding concerns among smaller biotech companies that could be potential customers for the company's DNA sequencers.

Titan Pharmaceuticals dropped about 82% over the period. They had partnered with Novartis to create and market the anti-depressant drug Zomaril. But bad lab test results on the effectiveness of the drug made for poor returns on the stock. Alexion Pharmaceuticals had a similar story, dropping around 80% after disappointing results for some high profile drugs.

INDUSTRIAL WEIGHTING AND FINANCIAL STOCK SELECTION ALSO HURT

The Fund was underweight relative to the benchmark in the industrial sector, which ended up being the best performing sector for the fund. This sector made up only 6.5% of the fund, compared to 15.8% for the benchmark.

The past year has been difficult for many fee-based financial companies. Northern Trust Corporation is one such company in the Fund. Northern Trust experienced a loss of 40% for the year.

OUTLOOK GOOD FOR SMALL AND MID CAP STOCKS

Small and mid cap stocks have traditionally outperformed larger companies over extended time frames. Presently, they are more attractively priced and offer a better value than large cap companies. The events of September have accelerated the market correction, but will likely lead to a shorter recession and quicker rebound as stabilizing forces continued on page 60
--------------------------------------------------------------------------------
                                       59

--------------------------------------------------------------------------------
SECURITY ULTRA FUND

NOVEMBER 15, 2001

(such as the economic stimulus package and easier monetary policy) are brought to counteract the situation in a more expeditious manner. We anticipate a favorable recovery ahead as we enter a period of possible accelerated growth, which has traditionally been good for small and medium-sized company stocks.

Sincerely,



Jim Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deductions of the sales charge or taxes that a shareholder would pay on distributions or redemption of fund shares.

                                  PERFORMANCE

                            SECURITY ULTRA FUND VS.
                            S&P MIDCAP GROWTH INDEX



                              SECURITY ULTRA FUND

Period End       Invest        Charges       Income       Capital Gains       Reinvest       Market Value
----------       ------        -------       ------       -------------       --------       ------------
09/30/1991       10,000            575            0                   0              0              9,425
09/30/1992            0              0            0                   0              0              9,569
09/30/1993            0              0            0                   0              0             12,210
09/30/1994            0              0            0                   0              0             11,759
09/30/1995            0              0            0                   0              0             14,426
09/30/1996            0              0            0                   0              0             16,630
09/30/1997            0              0            0                   0              0             20,067
09/30/1998            0              0            0                   0              0             17,574
09/30/1999            0              0            0                   0              0             26,402
09/30/2000            0              0            0                   0              0             45,647
09/30/2001            0              0            0                   0              0             28,069


                               S&P MID CAP GROWTH

                                                           Percent           Income             Capital
Period End       Invest        Charges        Value         Change        Market Value        Gains Value
----------       ------        -------       ------        -------        ------------        -----------
09/30/1991       10,000              0       10,000              0                   0                  0
09/30/1992            0              0       10,916           1.75                   0                  0
09/30/1993            0              0       13,517           1.76                   0                  0
09/30/1994            0              0       13,478          -1.08                   0                  0
09/30/1995            0              0       17,113           2.53                   0                  0
09/30/1996            0              0       19,221           6.18                   0                  0
09/30/1997            0              0       26,908           5.91                   0                  0
09/30/1998            0              0       24,549          10.97                   0                  0
09/30/1999            0              0       34,719          -1.16                   0                  0
09/30/2000            0              0       56,829          -2.47                   0                  0
09/30/2001            0              0       36,599         -13.78                   0                  0


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1991, and reflects deduction of the 5.75% sales load. On September 30, 2001, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $28,069. In comparison, the same $10,000 investment would have grown to $36,599 based on the S&P Midcap Growth Index's performance. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

                                TOP 5 HOLDINGS**

                                                                    % OF
                                                                 NET ASSETS
                                                                 ----------
Mattel, Inc.                                                           4.3%
Ocean Energy,Inc.                                                      3.9%
Mylan Laboratories,Inc.                                                3.5%
E.W. Scripps Company                                                   3.4%
AFLAC, Inc.                                                            2.7%

**At September 30, 2001

                             AVERAGE ANNUAL RETURNS
                            AS OF SEPTEMBER 30, 2001

                                                                1 YEAR               5 YEARS            10 YEARS
                                                     -----------------     -----------------   -----------------
A Shares                                                      (38.19%)                11.22%              11.57%
A Shares with sales charge                                    (41.74%)                 9.92%              10.91%
B Shares                                                      (38.83%)                10.15%               9.88%
                                                                                                      (10-19-93)
                                                                           (since inception)
B Shares with CDSC                                            (41.89%)                 9.88%               9.88%
                                                                                                      (10-19-93)
                                                                                               (since inception)
C Shares                                                      (38.78%)                 5.84%                N/A
                                                                                   (1-29-99)
                                                                                               (since inception)
C Shares with CDSC                                            (39.39%)                 5.84%                N/A
                                                                                   (1-29-99)
                                                                           (since inception)
S Shares                                                      (34.75%)                  N/A                 N/A
                                                             (2-01-01)
                                                     (since inception)
S Shares with CDSC                                            (38.67%)                  N/A                 N/A
                                                             (2-01-01)
                                                     (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares, 1% for Class C shares and 6% for Class S shares, as applicable, except where noted. For Class S shares, the returns have been calculated from February 1, 2001 (date of inception) to September 30, 2001 and are not annualized. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.


--------------------------------------------------------------------------------
                                       60

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY ULTRA FUND

                                                                                       NUMBER        MARKET
COMMON STOCKS                                                                        OF SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 1.3%
Delta & Pine Land Company .......................................................       130,000   $ 2,207,400

ALTERNATIVE CARRIERS - 0.5%
Level 3 Communications, Inc.* ...................................................       220,000       831,600

APPLICATION SOFTWARE - 11.6%
Cerner Corporation* .............................................................        48,900     2,420,550
Electronic Arts, Inc.* ..........................................................        20,400       931,668
EPIQ Systems, Inc.* .............................................................       151,500     3,863,250
HNC Software, Inc.* .............................................................        23,000       430,100
Hyperion Solutions Corporation* .................................................       220,000     2,939,200
Jack Henry & Associates, Inc. ...................................................       178,900     4,059,241
MSC.Software Corporation* .......................................................        32,000       515,200
Peregrine Systems, Inc.* ........................................................       154,575     1,952,282
Rational Software Corporation* ..................................................       205,000     1,775,300
Take-Two Interactive Software, Inc.* ............................................        50,000       353,500
                                                                                                  -----------
                                                                                                   19,240,291

AUTO PARTS & EQUIPMENT - 2.0%
Federal Signal Corporation ......................................................        58,600     1,033,704
Gentex Corporation* .............................................................       100,000     2,389,000
                                                                                                  -----------
                                                                                                    3,422,704

BANKS - 1.6%
Northern Trust Corporation ......................................................        52,000     2,728,960

BIOTECHNOLOGY - 7.2%
Alexion Pharmaceuticals, Inc.* ..................................................       189,000     3,216,780
Biopure Corporation * ...........................................................        31,500       584,325
Enzon, Inc.* ....................................................................        60,000     3,060,000
Ligand Pharmaceuticals, Inc. (Cl. B)* ...........................................       200,000     1,836,000
Millennium Pharmaceuticals, Inc.* ...............................................       110,000     1,953,600
Titan Pharmaceuticals, Inc.* ....................................................       210,000     1,312,500
                                                                                                  -----------
                                                                                                   11,963,205

BROADCASTING & CABLE TV - 3.6%
Charter Communications, Inc.* ...................................................       150,000     1,857,000
CINAR Corporation (Cl. B)* ......................................................       349,600     1,013,840
Salem Communications Corporation* ...............................................       125,200     2,441,400
Sirius Satellite Radio, Inc.* ...................................................        40,500       145,395
XM Satellite Radio Holdings, Inc.* ..............................................        86,000       450,640
                                                                                                  -----------
                                                                                                    5,908,275

BUILDING PRODUCTS - 0.5%
Crane Company ...................................................................        40,200       881,184

CATALOG RETAIL - 1.5%
Lands' End, Inc.* ...............................................................        86,000     2,485,400

DIVERSIFIED COMMERCIAL SERVICES - 3.9%
DeVry, Inc.* ....................................................................       115,000     4,128,500
Edison Schools, Inc.* ...........................................................       150,000     2,265,000
                                                                                                  -----------
                                                                                                    6,393,500
ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
Baldor Electric Company .........................................................         8,600   $   170,710
Wilson Greatbatch Technologies, Inc.* ...........................................        43,300     1,268,690
                                                                                                  -----------
                                                                                                    1,439,400

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
Maxwell Technologies, Inc.* .....................................................       190,000     1,235,000
PerkinElmer, Inc. ...............................................................        21,600       566,784
Trimble Navigation, Ltd.* .......................................................        84,600     1,290,150
                                                                                                  -----------
                                                                                                    3,091,934

GOLD - 1.1%
Placer Dome, Inc. ...............................................................       145,000     1,854,550

HEALTH CARE DISTRIBUTORS & SERVICES - 2.3%
Cardinal Health, Inc. ...........................................................        27,000     1,996,650
Hooper Holmes, Inc. .............................................................       300,000     1,872,000
                                                                                                  -----------
                                                                                                    3,868,650

HEALTH CARE EQUIPMENT - 6.3%
Applera Corporation - Applied Biosystems Group ..................................        58,900     1,437,160
Becton, Dickinson & Company .....................................................        58,000     2,146,000
Bioject Medical Technologies, Inc.* .............................................       157,500     1,612,800
Closure Medical Corporation* ....................................................       168,000     3,234,000
INAMED Corporation* .............................................................        60,500     1,028,500
Micro Therapeutics, Inc.* .......................................................       200,000       948,000
                                                                                                  -----------
                                                                                                   10,406,460

HEALTH CARE SUPPLIES - 0.5%
Akorn, Inc.* ....................................................................       217,500       763,425

INDUSTRIAL MACHINERY - 1.6%
Flowserve Corporation* ..........................................................        74,000     1,461,500
Ingersoll-Rand Company ..........................................................        33,500     1,132,300
                                                                                                  -----------
                                                                                                    2,593,800

INTERNET SOFTWARE & SERVICES - 1.5%
Centillium Communications, Inc.* ................................................       110,000       666,600
WatchGuard Technologies* ........................................................       231,000     1,769,460
                                                                                                  -----------
                                                                                                    2,436,060

IT CONSULTING & SERVICES - 6.0%
Acxiom Corporation*1 ............................................................       440,900     4,144,460
Computer Sciences Corporation* ..................................................        60,000     1,990,200
Forrester Research, Inc.* .......................................................        50,000       830,500
Keane, Inc.* ....................................................................       225,000     3,071,250
                                                                                                  -----------
                                                                                                   10,036,410

LEISURE PRODUCTS - 4.2%
Mattel, Inc.* ...................................................................       450,000     7,047,000

LIFE & HEALTH INSURANCE - 2.7%
AFLAC, Inc.(1) ..................................................................       164,000     4,428,000

--------------------------------------------------------------------------------
                           61 See accompanying notes.

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SECURITY ULTRA FUND (CONTINUED)

                                                                                            NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                                                 OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES - 1.7%
Dynegy, Inc. .......................................................................         80,000   $  2,772,000

NETWORKING EQUIPMENT - 0.3%
Packeteer, Inc.* ...................................................................        156,000        497,640

OIL & GAS DRILLING - 1.4%
ENSCO International, Inc. ..........................................................        164,600      2,406,452

OIL & GAS EQUIPMENT & SERVICES - 2.6%
BJ Services Company* ...............................................................        100,000      1,779,000
National-Oilwell, Inc.* ............................................................        136,000      1,972,000
Tidewater, Inc. ....................................................................         20,300        541,807
                                                                                                       -----------
                                                                                                         4,292,807

OIL & GAS EXPLORATION & PRODUCTION - 10.3%
Apache Corporation .................................................................         89,000      3,826,110
Callon Petroleum Company* ..........................................................        247,000      1,679,600
Evergreen Resources, Inc.* .........................................................         81,000      2,749,950
Ocean Energy, Inc. .................................................................        400,000      6,520,000
Stone Energy Corporation* ..........................................................         70,000      2,254,000
                                                                                                       -----------
                                                                                                        17,029,660

PHARMACEUTICALS - 4.5%
Guilford Pharmaceuticals, Inc.* ....................................................         63,200        544,152
Mylan Laboratories, Inc. ...........................................................        180,000      5,871,600
Penwest Pharmaceuticals Company* ...................................................         60,000      1,033,800
                                                                                                       -----------
                                                                                                         7,449,552

PUBLISHING & PRINTING - 3.6%
E.W. Scripps Company(1).............................................................         92,600      5,640,266
John Wiley & Sons, Inc. ............................................................         13,600        283,968
                                                                                                       -----------
                                                                                                         5,924,234

SEMICONDUCTORS - 5.6%
Advanced Power Technology, Inc.* ...................................................         59,500        600,950
Atmel Corporation* .................................................................        300,000      2,004,000
HI/FN, Inc.* .......................................................................         70,000        689,500
IXYS Corporation* ..................................................................        216,000      1,285,200
Microtune, Inc.* ...................................................................          7,600         86,640
Monolithic System Technology, Inc.* ................................................        106,800        932,364
Power Integrations, Inc.* ..........................................................        107,500      1,958,650
Triquint Semiconductor, Inc.* ......................................................        106,522      1,703,287
                                                                                                       -----------
                                                                                                         9,260,591

SPECIALTY CHEMICALS - 0.8%
Material Sciences Corporation* .....................................................        105,200        873,160
Rentech, Inc.* .....................................................................        662,300        410,626
                                                                                                       -----------
                                                                                                         1,283,786

SYSTEMS SOFTWARE - 3.1%
DST Systems, Inc.* .................................................................         27,280      1,179,860
Symantec Corporation* ..............................................................        105,000      3,640,350
Wind River Systems, Inc.* ..........................................................         24,000        252,000
                                                                                                      ------------
                                                                                                         5,072,210

TELECOMMUNICATIONS EQUIPMENT - 2.3%
ADTRAN, Inc.* ......................................................................         80,000      1,528,000
Comverse Technology, Inc.* .........................................................         58,000      1,187,840
Corvis Corporation* ................................................................        315,000        478,800
Terayon Communication Systems, Inc.* ...............................................         62,800        447,764
Transcrypt International, Inc.* ....................................................        209,220        125,532
                                                                                                      ------------
                                                                                                         3,767,936

TRADING COMPANIES & DISTRIBUTORS - 0.8%
MSC Industrial Direct Company, Inc.* ...............................................         88,300      1,406,619
  Total common stocks - 99.7% .....................................................................    165,191,695
  Cash and other assets, less liabilities - 0.3% ..................................................        579,504
                                                                                                      ------------
  Total net assets - 100.0% .......................................................................   $165,771,199
                                                                                                      ============


The identified cost of investments owned at September 30, 2001 was the same for federal income tax and financial statement purposes.

* Non-income producing security

(1) Security is segregated as collateral for futures, forward contracts or options.

--------------------------------------------------------------------------------
                           62 See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

                                                                                          SECURITY EQUITY FUND
                                                                     --------------------------------------------------------------
                                                       SECURITY                                         TOTAL             SOCIAL
                                                       GROWTH AND       EQUITY           GLOBAL        RETURN           AWARENESS
                                                      INCOME FUND       SERIES           SERIES        SERIES             SERIES
                                                     -------------   -------------   -------------   -------------    -------------

ASSETS
Investments, at value(1) .........................   $  52,071,038   $ 659,990,616   $  73,639,625   $   5,440,475    $  20,974,419
Cash .............................................             659             888          35,510             460              960
Cash denominated in a foreign currency,
  at value(2).....................................              --              --          36,825              --               --
Receivables:
  Fund shares sold ...............................          10,599       4,547,525       1,163,532          16,275           73,261
  Securities sold ................................          70,263       1,100,963         866,502          12,701               --
  Interest .......................................           3,605              --              --              --               --
  Dividends ......................................          39,917         518,440          75,500           4,318           13,745
Foreign taxes recoverable ........................              --              --          20,757              --               --
Prepaid expenses .................................              --              --              --          15,531           14,846
                                                     -------------   -------------   -------------   -------------    -------------
    Total assets .................................   $  52,196,081   $ 666,158,432   $  75,838,251   $   5,489,760    $  21,077,231
                                                     =============   =============   =============   =============    =============
LIABILITIES
Payable for:
  Securities purchased ...........................   $     506,123   $     563,284   $     375,177   $          --    $          --
  Fund shares redeemed ...........................          16,525         976,083          65,000              --            8,000
  Management fees ................................          59,910         572,235         124,661           3,429           17,678
  Custodian fees .................................              --              --              --           1,167            1,041
  Transfer and administration fees ...............              --              --              --           1,028            5,029
  Professional fees ..............................              --              --              --           5,500            5,500
  12b-1 distribution plan fees ...................           5,488          84,395          23,738           2,486            8,623
  Other ..........................................              --              --              --             981            4,670
                                                     -------------   -------------   -------------   -------------    -------------
    Total liabilities ............................         588,046       2,195,997         588,576          14,591           50,541
                                                     -------------   -------------   -------------   -------------    -------------
NET ASSETS .......................................   $  51,608,035   $ 663,962,435   $  75,249,675   $   5,475,169    $  21,026,690
                                                     =============   =============   =============   =============    =============

NET ASSETS CONSIST OF:
Paid in capital ..................................   $  67,862,521   $ 579,690,093   $  92,672,829   $   7,059,698    $  23,752,915
Accumulated undistributed net
  investment income (loss) .......................         209,469              --        (187,951)             --               --
Accumulated undistributed net realized gain (loss)
  on sale of investments, futures and
  foreign currency transactions ..................      (8,621,646)    (15,833,864)     (4,714,957)       (176,477)        (101,922)
Net unrealized appreciation (depreciation) in
  value of investments, futures and translation of
  assets and liabilities in foreign currency .....      (7,842,309)    100,106,206     (12,520,246)     (1,408,052)      (2,624,303)
                                                     -------------   -------------   -------------   -------------    -------------
    Total net assets .............................   $  51,608,035   $ 663,962,435   $  75,249,675   $   5,475,169    $  21,026,690
                                                     =============   =============   =============   =============    =============
CLASS "A" SHARES
Capital shares outstanding .......................       8,379,864      88,597,232       4,356,439         346,616          607,721
Net assets .......................................   $  45,005,714   $ 563,553,120   $  48,089,040   $   2,797,290    $  10,908,887
Net asset value per share ........................   $        5.37   $        6.36   $       11.04   $        8.07    $       17.95
                                                     =============   =============   =============   =============    =============
Offering price per share
  (net asset value divided by 94.25%) ............   $        5.70   $        6.75   $       11.71   $        8.56    $       19.05
                                                     =============   =============   =============   =============    =============
CLASS "B" SHARES
Capital shares outstanding .......................       1,091,077      16,407,703       2,268,192         322,742          527,092
Net assets .......................................   $   5,657,073   $  96,066,781   $  23,533,217   $   2,518,893    $   8,968,607
Net asset value per share ........................   $        5.18   $        5.86   $       10.38   $        7.81    $       17.01
                                                     =============   =============   =============   =============    =============

CLASS "C" SHARES
Capital shares outstanding .......................         171,308         686,429         332,867          20,077           64,718
Net assets .......................................   $     904,436   $   4,230,396   $   3,568,846   $     157,250    $   1,125,895
Net asset value per share ........................   $        5.28   $        6.16   $       10.72   $        7.83    $       17.40
                                                     =============   =============   =============   =============    =============

CLASS "S" SHARES
Capital shares outstanding .......................           7,636          17,728           5,335             215            1,307
Net assets .......................................   $      40,812   $     112,138   $      58,572   $       1,736    $      23,301
Net asset value per share ........................   $        5.34   $        6.33   $       10.98   $        8.07    $       17.83
                                                     =============   =============   =============   =============    =============
(1) Investments, at cost .........................   $  59,913,347   $ 559,884,410   $  86,162,347   $   6,848,527    $  23,598,722
(2) Cash denominated in a foreign currency, at cost  $          --   $          --   $      37,036   $          --    $          --


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       63

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

                                                                           SECURITY EQUITY FUND
                                                      ------------------------------------------------------------
                                                         MID CAP      SMALL CAP         ENHANCED
                                                         VALUE         GROWTH            INDEX       INTERNATIONAL
                                                         SERIES         SERIES           SERIES         SERIES
                                                      ------------   ------------    ------------    -------------
ASSETS
Investments, at value(1)...........................   $ 88,564,599   $ 26,336,121    $ 18,878,456    $  6,360,650
Collateral received for securities
  loaned, at value ................................             --             --              --         755,170
Cash ..............................................          5,376            493             734         127,465
Cash denominated in a foreign currency, at value(2)             --             --              --         372,284
Receivables:
  Fund shares sold ................................      1,468,760         86,266           5,095           6,810
  Securities sold .................................      2,941,662        976,131         239,342         175,461
  Unrealized appreciation on forward foreign
    exchange contracts ............................             --             --              --               1
  Dividends .......................................         80,673          1,174          18,249           6,795
  Variation margin ................................             --             --          37,702           3,274
Security Management Company .......................             --             --              --          12,384
Foreign taxes recoverable .........................             --             --              --           7,391
Prepaid expenses ..................................         19,858         26,137          13,194          12,582
                                                      ------------   ------------    ------------    ------------
    Total assets ..................................   $ 93,080,928   $ 27,426,322    $ 19,192,772    $  7,840,267
                                                      ============   ============    ============    ============

LIABILITIES
Unrealized depreciation on forward foreign
  exchange contracts ..............................   $         --   $         --    $         --    $        589
Payable for:
  Securities loaned ...............................             --             --              --         755,170
  Securities purchased ............................      1,822,181      1,446,111         143,343         119,609
  Fund shares redeemed ............................        114,172         72,179          28,718          22,359
  Written options .................................        132,175             --              --              --
  Management fees .................................         79,887         22,361          12,033           6,510
  Custodian fees ..................................          2,986          3,989           3,870           6,000
  Transfer and administration fees ................         18,075          9,832           2,885           5,946
  Professional fees ...............................          6,100          5,500           5,500           6,500
  12b-1 distribution plan fees ....................         35,532         55,576          91,219          52,949
  Other ...........................................         10,410          7,479           3,367           1,280
                                                      ------------   ------------    ------------    ------------
    Total liabilities .............................      2,221,518      1,623,027         290,935         976,912
                                                      ------------   ------------    ------------    ------------
NET ASSETS ........................................   $ 90,859,410   $ 25,803,295    $ 18,901,837    $  6,863,355
                                                      ============   ============    ============    ============
NET ASSETS CONSIST OF:
Paid in capital ...................................   $ 89,508,732   $ 39,006,047    $ 24,430,368    $ 10,100,719
Accumulated undistributed net investment
  income (loss) ...................................             --             --              --        (461,310)
Accumulated undistributed net realized
  gain (loss) on sale of investments, futures
  and foreign currency transactions ...............        833,744    (13,325,227)     (1,322,190)     (1,709,234)
Net unrealized appreciation (depreciation) in
  value of investments, futures and translation
  of assets and liabilities in foreign currency ...        516,934        122,475      (4,206,341)     (1,066,820)
                                                      ------------   ------------    ------------    ------------
    Total net assets ..............................   $ 90,859,410   $ 25,803,295    $ 18,901,837    $  6,863,355
                                                      ============   ============    ============    ============

CLASS "A" SHARES
Capital shares outstanding ........................      2,800,564      1,757,728         833,616         427,231
Net assets ........................................   $ 50,540,890   $ 17,234,802    $  6,699,032    $  2,933,647
Net asset value per share .........................   $      18.04   $       9.80    $       8.03    $       6.87
                                                      ============   ============    ============    ============
Offering price per share
  (net asset value divided by 94.25%) .............   $      19.14   $      10.40    $       8.53    $       7.29
                                                      ============   ============    ============    ============

CLASS "B" SHARES
Capital shares outstanding ........................      1,563,081        659,189         935,034         250,053
Net assets ........................................   $ 26,966,651   $  6,173,130    $  7,360,193    $  1,685,069
Net asset value per share .........................   $      17.26   $       9.37    $       7.87    $       6.74
                                                      ============   ============    ============    ============

CLASS "C" SHARES
Capital shares outstanding ........................        398,130        245,247         613,696         332,017
Net assets ........................................   $  6,975,598   $  2,338,731    $  4,839,896    $  2,244,639
Net asset value per share .........................   $      17.53   $       9.53    $       7.88    $       6.76
                                                      ============   ============    ============    ============

CLASS "S" SHARES
Capital shares outstanding ........................        355,202          5,780             339              --
Net assets ........................................   $  6,376,271   $     56,632    $      2,716    $         --
Net asset value per share .........................   $      17.95   $       9.80    $       8.00    $       6.87
                                                      ============   ============    ============    ============
(1) Investments, at cost ..........................   $ 88,079,302   $ 26,213,646    $ 23,101,070    $  7,423,988
(2) Cash denominated in a foreign currency, at cost   $         --   $         --    $         --    $    374,745


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       64

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

                                                              SECURITY EQUITY FUND
                                                -----------------------------------------------
                                                                    LARGE CAP                        SECURITY
                                                 SELECT 25(R)        GROWTH         TECHNOLOGY         ULTRA
                                                   SERIES            SERIES           SERIES           FUND
                                                -------------    -------------    -------------    -------------
ASSETS
Investments, at value(1) ....................   $  30,415,246    $   6,969,300    $   5,433,633    $ 165,191,695
Collateral received for securities
  loaned, at value ..........................              --          894,770        1,838,411               --
Cash ........................................             221               --           14,520           12,285
Receivables:
  Fund shares sold ..........................          19,939            8,711           14,864        1,104,651
  Securities sold ...........................              --               --           26,545        1,818,128
  Dividends .................................          15,642            4,587              586           32,157
Prepaid expenses ............................          15,797           17,382           22,077               --
                                                -------------    -------------    -------------    -------------
    Total assets ............................   $  30,466,845    $   7,894,750    $   7,350,636    $ 168,158,916
                                                =============    =============    =============    =============

LIABILITIES
Cash Overdraft ..............................   $          --    $          19    $          --    $          --
Payable for:
  Securities loaned .........................              --          894,770        1,838,411               --
  Securities purchased ......................              --               --          111,915        1,684,703
  Fund shares redeemed ......................             843            5,654              528           70,290
  Management fees ...........................          19,426            5,820            4,934          163,572
  Custodian fees ............................             980              310              417               --
  Transfer and administration fees ..........           7,054            1,379            5,232               --
  Professional fees .........................           5,500            5,500            5,500               --
  12b-1 distribution plan fees ..............          16,812            7,884           10,459           30,542
  Short positions at value ..................              --               --               --          438,610
  Other .....................................           7,353            3,224            1,139               --
                                                -------------    -------------    -------------    -------------
    Total liabilities .......................          57,968          924,560        1,978,535        2,387,717
                                                -------------    -------------    -------------    -------------
NET ASSETS ..................................   $  30,408,877    $   6,970,190    $   5,372,101    $ 165,771,199
                                                =============    =============    =============    =============
NET ASSETS CONSIST OF:
Paid in capital .............................   $  42,462,166    $  10,604,999    $  13,499,400    $ 173,292,268
Accumulated undistributed net
  investment income (loss) ..................              --               --               --               --
Accumulated undistributed net realized
  gain (loss) on sale of investments, futures
  and foreign currency transactions .........      (5,991,481)        (354,192)      (4,499,538)          89,250
Net unrealized appreciation (depreciation)
  in value of investments, futures and
  translation of assets and liabilities
  in foreign currency .......................      (6,061,808)      (3,280,617)      (3,627,761)      (7,610,319)
                                                -------------    -------------    -------------    -------------
    Total net assets ........................   $  30,408,877    $   6,970,190    $   5,372,101    $ 165,771,199
                                                =============    =============    =============    =============

CLASS "A" SHARES
Capital shares outstanding ..................       1,892,893          405,992          887,278       15,510,699
Net assets ..................................   $  14,346,692    $   2,435,850    $   3,023,435    $ 131,498,192
Net asset value per share ...................   $        7.58    $        6.00    $        3.41    $        8.48
                                                =============    =============    =============    =============
Offering price per share (net asset value
  divided by 94.25%) ........................   $        8.04    $        6.37    $        3.62    $        9.00
                                                =============    =============    =============    =============

CLASS "B" SHARES
Capital shares outstanding ..................       1,547,911          330,539          263,409        3,752,956
Net assets ..................................   $  11,518,740    $   1,955,185    $     870,104    $  28,580,328
Net asset value per share ...................   $        7.44    $        5.92    $        3.30    $        7.62
                                                =============    =============    =============    =============

CLASS "C" SHARES
Capital shares outstanding ..................         606,584          434,863          407,933          510,246
Net assets ..................................   $   4,530,939    $   2,577,265    $   1,347,755    $   4,193,546
Net asset value per share ...................   $        7.47    $        5.93    $        3.30    $        8.22
                                                =============    =============    =============    =============

CLASS "S" SHARES
Capital shares outstanding ..................           1,668              317           38,462          177,809
Net assets ..................................   $      12,506    $       1,890    $     130,807    $   1,499,133
Net asset value per share ...................   $        7.50    $        5.97    $        3.40    $        8.43
                                                =============    =============    =============    =============
(1) Investments, at cost ....................   $  36,477,054    $  10,249,917    $   9,061,394    $ 172,794,181


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       65

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                                                          SECURITY EQUITY FUND
                                                                  ----------------------------------------------------------------
                                                    SECURITY                                           TOTAL             SOCIAL
                                                   GROWTH AND          EQUITY          GLOBAL          RETURN           AWARENESS
                                                  INCOME FUND          SERIES          SERIES          SERIES            SERIES
                                                 -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
  Dividends ..................................   $     993,418    $   7,605,926    $   1,002,104    $      54,205    $     202,856
  Interest ...................................         131,137        1,192,345          239,431            8,770          108,058
                                                 -------------    -------------    -------------    -------------    -------------
                                                     1,124,555        8,798,271        1,241,535           62,975          310,914
  Less: Foreign tax expense ..................              --               --          (91,645)             (59)              --
                                                 -------------    -------------    -------------    -------------    -------------
    Total investment income ..................       1,124,555        8,798,271        1,149,890           62,916          310,914

EXPENSES:
  Management fees ............................         819,249        8,523,319        1,648,290           50,679          276,531
  Custodian fees .............................              --               --               --            3,934            4,077
  Transfer/maintenance fees ..................              --               --               --            6,966           47,997
  Administration fees ........................              --               --               --            6,081           24,888
  Directors' fees ............................              --               --               --              108              322
  Professional fees ..........................              --               --               --            7,305            6,604
  Reports to shareholders ....................              --               --               --            1,262            8,084
  Registration fees ..........................              --               --               --           25,030           26,066
  Other expenses .............................              --               --               --              829            1,054
  12b-1 distribution plan fees ...............          74,476        1,296,274          172,553           33,584          120,914
                                                 -------------    -------------    -------------    -------------    -------------
  Total expenses .............................         893,725        9,819,593        1,820,843          135,778          516,537
  Less: Reimbursement of expenses ............              --               --               --               --               --
                                                 -------------    -------------    -------------    -------------    -------------
  Net expenses ...............................         893,725        9,819,593        1,820,843          135,778          516,537
                                                 -------------    -------------    -------------    -------------    -------------
  Net investment income (loss) ...............         230,830       (1,021,322)        (670,953)         (72,862)        (205,623)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ................................         122,142      (16,427,579)      (4,411,384)        (157,633)        (101,922)
  Futures ....................................              --          593,716               --               --               --
  Foreign currency transactions ..............              --               --         (141,750)             (77)              --
                                                 -------------    -------------    -------------    -------------    -------------
    Net realized gain (loss) .................         122,142      (15,833,863)      (4,553,134)        (157,710)        (101,922)
Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ................................     (10,270,889)    (251,088,366)     (22,099,042)      (2,284,802)      (9,151,010)
  Translation of assets and liabilities
    in foreign currencies ....................              --               --            7,946               73               --
                                                 -------------    -------------    -------------    -------------    -------------
  Net unrealized depreciation ................     (10,270,889)    (251,088,366)     (22,091,096)      (2,284,729)      (9,151,010)
                                                 -------------    -------------    -------------    -------------    -------------
    Net loss .................................     (10,148,747)    (266,922,229)     (26,644,230)      (2,442,439)      (9,252,932)
                                                 -------------    -------------    -------------    -------------    -------------
      Net decrease in net assets resulting
        from operations ......................   $  (9,917,917)   $(267,943,551)    $(27,315,183)     $(2,515,301)     $(9,458,555)
                                                 =============    =============     ============      ===========      ===========


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       66

--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                                     SECURITY EQUITY FUND
                                                 -------------------------------------------------------------
                                                    MID CAP        SMALL CAP       ENHANCED
                                                     VALUE          GROWTH          INDEX        INTERNATIONAL
                                                    SERIES          SERIES          SERIES            SERIES
                                                 ------------    ------------    ------------    -------------
INVESTMENT INCOME:
  Dividends ..................................   $    778,630    $     55,303    $    256,615    $    131,384
  Securities lending .........................             --              --              --           5,740
  Interest ...................................        203,060         159,765          78,676           8,788
                                                 ------------    ------------    ------------    ------------
                                                      981,690         215,068         335,291         145,912
  Less: Foreign tax expense ..................             --              --              --         (14,160)
                                                 ------------    ------------    ------------    ------------
    Total investment income ..................        981,690         215,068         335,291         131,752

EXPENSES:
  Management fees ............................        748,052         362,309         175,022          96,963
  Custodian fees .............................          9,858          15,828          14,952         105,628
  Transfer/maintenance fees ..................         79,775         134,829          20,043           8,613
  Administration fees ........................         67,326          32,608          21,003          58,967
  Directors' fees ............................          1,030             412             279             102
  Professional fees ..........................          6,607           7,348           8,532           9,431
  Reports to shareholders ....................         12,988          16,352           4,720           1,842
  Registration fees ..........................         41,553          32,250          28,556          25,826
  Other expenses .............................          2,725           2,000           1,074           1,162
  12b-1 distribution plan fees ...............        287,631         177,829         175,250          59,977
                                                 ------------    ------------    ------------    ------------
  Total expenses .............................      1,257,545         781,765         449,431         368,511
  Less: Reimbursement of expenses ............             --              --              --        (109,649)
        Earnings credits applied .............             --              --              --          (1,892)
                                                 ------------    ------------    ------------    ------------
  Net expenses ...............................      1,257,545         781,765         449,431         256,970
                                                 ------------    ------------    ------------    ------------
  Net investment loss ........................       (275,855)       (566,697)       (114,140)       (125,218)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ................................        542,863     (13,178,089)        (69,091)     (1,699,724)
  Futures ....................................             --              --      (1,265,769)        (18,405)
  Options written and purchased ..............        663,711              --              --        (441,310)
  Foreign currency transactions ..............             --              --              --         (31,832)
                                                 ------------    ------------    ------------    ------------
    Net realized gain (loss) .................      1,206,574     (13,178,089)     (1,334,860)     (2,191,271)
Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ................................    (10,541,735)    (14,134,986)     (6,468,608)     (1,394,406)
  Futures ....................................             --              --         177,757            (422)
  Options written and purchased ..............         68,927              --              --         (28,036)
  Translation of assets and liabilities in
    foreign currencies .......................             --              --              --          (1,720)
                                                 ------------    ------------    ------------    ------------
  Net unrealized depreciation ................    (10,472,808)    (14,134,986)     (6,290,851)     (1,424,584)
                                                 ------------    ------------    ------------    ------------
    Net loss .................................     (9,266,234)    (27,313,075)     (7,625,711)     (3,615,855)
                                                 ------------    ------------    ------------    ------------
      Net decrease in net assets resulting
        from operations ......................    ($9,542,089)   ($27,879,772)    ($7,739,851)    ($3,741,073)
                                                 ============    ============    ============    ============


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       67

--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                           SECURITY EQUITY FUND
                                             -----------------------------------------------
                                                                LARGE CAP                         SECURITY
                                              SELECT 25(R)       GROWTH         TECHNOLOGY          ULTRA
                                                SERIES           SERIES           SERIES            FUND
                                             -------------    -------------    -------------    -------------
INVESTMENT INCOME:
  Dividends ..............................   $     168,589    $      23,516    $       5,379    $     523,874
  Securities lending .....................              --            1,375            2,970               --
  Interest ...............................         150,028           40,013           10,861          485,341
                                             -------------    -------------    -------------    -------------
                                                   318,617           64,904           19,210        1,009,215
Less: Foreign tax expense ................              --               --             (345)              --
                                             -------------    -------------    -------------    -------------
    Total investment income ..............         318,617           64,904           18,865        1,009,215

EXPENSES:
  Management fees ........................         301,879           72,451           80,170        2,434,028
  Custodian fees .........................           3,445            5,048           15,451               --
  Transfer/maintenance fees ..............          60,759            6,838           14,008               --
  Administration fees ....................          36,226            6,521           39,858               --
  Directors' fees ........................             665               90              109               --
  Professional fees ......................           8,357            6,092            6,092               --
  Reports to shareholders ................          13,249            1,075            1,481               --
  Registration fees ......................          32,074           40,694           38,393               --
  Other expenses .........................           3,250              377            2,534               --
  12b-1 distribution plan fees ...........         263,103           53,437           46,628          424,070
                                             -------------    -------------    -------------    -------------
  Total expenses .........................         723,007          192,623          244,724        2,858,098
  Less: Reimbursement of expenses ........              --          (11,930)         (36,973)              --
        Earnings credits applied .........              --             (351)            (692)              --
                                             -------------    -------------    -------------    -------------
  Net expenses ...........................         723,007          180,342          207,059        2,858,098
                                             -------------    -------------    -------------    -------------
  Net investment loss ....................        (404,390)        (115,438)        (188,194)      (1,848,883)

NET REALIZED AND UNREALIZED
  GAIN (LOSS):
Net realized gain (loss) during
  the period on:
  Investments ............................      (4,667,122)        (294,033)      (4,305,875)      (1,425,525)
  Options written ........................              --               --               --        3,384,975
  Foreign currency transactions ..........              --               --             (186)              --
                                             -------------    -------------    -------------    -------------
    Net realized gain (loss) .............      (4,667,122)        (294,033)      (4,306,061)       1,959,450

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ............................     (10,725,421)      (3,132,725)      (3,215,015)    (102,867,962)
  Options written ........................              --               --               --          589,457
                                             -------------    -------------    -------------    -------------
  Net unrealized depreciation ............     (10,725,421)      (3,132,725)      (3,215,015)    (102,278,505)
                                             -------------    -------------    -------------    -------------
    Net loss .............................     (15,392,543)      (3,426,758)      (7,521,076)    (100,319,055)
                                             -------------    -------------    -------------    -------------
      Net decrease in net assets resulting
        from operations ..................   $ (15,796,933)   $  (3,542,196)   $  (7,709,270)   $(102,167,938)
                                             =============    =============    =============    =============


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       68

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                                                SECURITY EQUITY FUND
                                                              --------------------------------------------------------------
                                                SECURITY                                           TOTAL            SOCIAL
                                               GROWTH AND         EQUITY            GLOBAL        RETURN          AWARENESS
                                               INCOME FUND        SERIES            SERIES        SERIES            SERIES
                                              ------------    --------------    ------------    -----------    -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ............   $    230,830    $   (1,021,322)   $   (670,953)   $   (72,862)   $   (205,623)
  Net realized gain (loss) ................        122,142       (15,833,863)     (4,553,134)      (157,710)       (101,922)
  Unrealized depreciation during the period    (10,270,889)     (251,088,366)    (22,091,096)    (2,284,729)     (9,151,010)
                                              ------------    --------------    ------------    -----------    ------------
    Net decrease in net assets resulting
      from operations .....................     (9,917,917)     (267,943,551)    (27,315,183)    (2,515,301)     (9,458,555)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A ...............................       (462,844)               --              --             --              --
    Class B ...............................             --                --              --             --              --
    Class C ...............................             --                --              --             --              --
  Net realized gain:
    Class A ...............................             --      (114,704,943)    (10,809,849)       (12,471)       (337,362)
    Class B ...............................             --       (22,020,546)     (5,821,545)       (12,484)       (242,973)
    Class C ...............................             --          (777,387)       (557,832)          (268)        (20,421)
  Return of Capital:
    Class A ...............................             --          (542,036)             --             --              --
    Class B ...............................             --           (92,380)             --             --              --
    Class C ...............................             --            (4,068)             --             --              --
                                              ------------    --------------    ------------    -----------    ------------
      Total distributions to shareholders .       (462,844)     (138,141,360)    (17,189,226)       (25,223)       (600,756)

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS ......................     (6,093,969)       54,862,332      25,202,979        126,038        (167,386)
                                              ------------    --------------    ------------    -----------    ------------
    Total decrease in net assets ..........    (16,474,730)     (351,222,579)    (19,301,430)    (2,414,486)    (10,226,697)
                                              ------------    --------------    ------------    -----------    ------------

NET ASSETS:
  Beginning of period .....................     68,082,765     1,015,185,014      94,551,105      7,889,655      31,253,387
                                              ------------    --------------    ------------    -----------    ------------
  End of period ...........................   $ 51,608,035    $  663,962,435    $ 75,249,675    $ 5,475,169    $ 21,026,690
                                              ============    ==============    ============    ===========    ============
  Undistributed net investment
    income (loss) at end of period ........   $    209,469    $           --    $   (187,951)   $        --    $         --
                                              ============    ==============    ============    ===========    ============


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       69

--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                                                               SECURITY EQUITY FUND
                                                                      -------------------------------------------------------------
                                                                        MID CAP         SMALL CAP        ENHANCED
                                                                         VALUE           GROWTH           INDEX       INTERNATIONAL
                                                                        SERIES           SERIES           SERIES         SERIES
                                                                      ------------    ------------    ------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss .............................................   $   (275,855)   $   (566,697)   $   (114,140)   $   (125,218)
  Net realized gain (loss) ........................................      1,206,574     (13,178,089)     (1,334,860)     (2,191,271)
  Unrealized depreciation during the period .......................    (10,472,808)    (14,134,986)     (6,290,851)     (1,424,584)
                                                                      ------------    ------------    ------------    ------------
    Net decrease in net assets resulting from operations ..........     (9,542,089)    (27,879,772)     (7,739,851)     (3,741,073)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A .......................................................             --              --              --              --
    Class B .......................................................             --              --              --              --
    Class C .......................................................             --              --              --              --
  Net realized gain:
    Class A .......................................................     (3,246,216)     (2,057,590)        (67,612)       (160,805)
    Class B .......................................................     (1,319,788)       (832,733)        (87,740)        (93,304)
    Class C .......................................................       (266,591)       (236,170)        (57,342)       (129,401)
                                                                      ------------    ------------    ------------    ------------
      Total distributions to shareholders .........................     (4,832,595)     (3,126,493)       (212,694)       (383,510)

NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ......................     53,666,000       3,209,320         583,627         489,007
                                                                      ------------    ------------    ------------    ------------
      Total increase (decrease) in net assets .....................     39,291,316     (27,796,945)     (7,368,918)     (3,635,576)
                                                                      ------------    ------------    ------------    ------------

NET ASSETS:
  Beginning of period .............................................     51,568,094      53,600,240      26,270,755      10,498,931
                                                                      ------------    ------------    ------------    ------------
  End of period ...................................................   $ 90,859,410    $ 25,803,295    $ 18,901,837    $  6,863,355
                                                                      ============    ============    ============    ============
  Undistributed net investment loss at end of period ..............   $         --    $         --    $         --    $   (461,310)
                                                                      ============    ============    ============    ============

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       70

--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2001


                                                                                       SECURITY EQUITY FUND
                                                                ----------------------------------------------------------------
                                                                                    LARGE CAP                          SECURITY
                                                                 SELECT 25(R)        GROWTH         TECHNOLOGY          ULTRA
                                                                   SERIES            SERIES           SERIES             FUND
                                                                -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss .......................................   $    (404,390)   $    (115,438)   $    (188,194)   $  (1,848,883)
  Net realized gain (loss) ..................................      (4,667,122)        (294,033)      (4,306,061)       1,959,450
  Unrealized depreciation during the period .................     (10,725,421)      (3,132,725)      (3,215,015)    (102,278,505)
                                                                -------------    -------------    -------------    -------------
    Net decrease in net assets resulting from operations ....     (15,796,933)      (3,542,196)      (7,709,270)    (102,167,938)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A .................................................              --               --               --               --
    Class B .................................................              --               --               --               --
    Class C .................................................              --               --               --               --
  Net realized gain:
    Class A .................................................              --               --               --      (18,526,505)
    Class B .................................................              --               --               --       (3,891,252)
    Class C .................................................              --               --               --         (281,233)
                                                                -------------    -------------    -------------    -------------
      Total distributions to shareholders ...................              --               --               --      (22,698,990)

NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS .....      (1,292,821)       3,966,482        4,494,683       44,022,107
                                                                -------------    -------------    -------------    -------------
      Total increase (decrease) in net assets ...............     (17,089,754)         424,286       (3,214,587)     (80,844,821)
                                                                -------------    -------------    -------------    -------------
NET ASSETS:
  Beginning of period .......................................      47,498,631        6,545,904        8,586,688      246,616,020
                                                                -------------    -------------    -------------    -------------
  End of period .............................................   $  30,408,877    $   6,970,190    $   5,372,101    $ 165,771,199
                                                                =============    =============    =============    =============
  Undistributed net investment loss at end of period ........   $          --    $          --    $          --    $          --
                                                                =============    =============    =============    =============

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       71

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2000, EXCEPT AS NOTED.

                                                                                   SECURITY EQUITY FUND
                                                                      -----------------------------------------------------------
                                                        SECURITY                                           TOTAL        SOCIAL
                                                       GROWTH AND         EQUITY            GLOBAL        RETURN       AWARENESS
                                                       INCOME FUND        SERIES            SERIES        SERIES        SERIES
                                                      ------------    --------------    ------------    ----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ....................   $    650,516    $   (1,336,869)   $   (609,978)   $  (86,698)   $  (271,425)
  Net realized gain (loss) ........................     (8,743,788)      151,372,066      18,845,699        10,594        607,076
  Unrealized appreciation (depreciation)
    during the period .............................      1,703,197       (80,889,669)      2,740,790       502,498      1,627,369
                                                      ------------    --------------    ------------    ----------    -----------
    Net increase (decrease) in net assets
      resulting from operations ...................     (6,390,075)       69,145,528      20,976,511       426,394      1,963,020

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A .......................................     (1,285,098)               --              --            --             --
    Class B .......................................        (75,787)               --              --            --             --
    Class C .......................................         (5,850)               --              --            --             --
  Net realized gain:
    Class A .......................................     (1,172,179)      (32,981,516)     (2,782,654)     (196,255)      (229,880)
    Class B .......................................       (159,994)       (6,354,341)     (1,989,962)     (202,329)      (157,943)
    Class C .......................................         (5,955)         (208,842)        (27,301)         (692)        (7,240)
                                                      ------------    --------------    ------------    ----------    -----------
      Total distributions to shareholders .........     (2,704,863)      (39,544,699)     (4,799,917)     (399,276)      (395,063)

NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS: .............................     (7,744,010)      (95,973,119)     29,289,332       615,238      6,742,570
                                                      ------------    --------------    ------------    ----------    -----------
      Total increase (decrease) in net assets .....    (16,838,948)      (66,372,290)     45,465,926       642,356      8,310,527
                                                      ------------    --------------    ------------    ----------    -----------
NET ASSETS:
  Beginning of period .............................     84,921,713     1,081,557,304      49,085,179     7,247,299     22,942,860
                                                      ------------    --------------    ------------    ----------    -----------
  End of period ...................................   $ 68,082,765    $1,015,185,014    $ 94,551,105    $7,889,655    $31,253,387
                                                      ============    ==============    ============    ==========    ===========
  Accumulated undistributed net investment
    income (loss) at end of period ................   $    441,483    $           --    $   (287,392)   $       --    $        --
                                                      ============    ==============    ============    ==========    ===========


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       72

--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2000, EXCEPT AS NOTED.


                                                                                          SECURITY EQUITY FUND
                                                                  -------------------------------------------------------------
                                                                     MID CAP        SMALL CAP        ENHANCED
                                                                      VALUE           GROWTH          INDEX       INTERNATIONAL
                                                                      SERIES          SERIES          SERIES         SERIES
                                                                  ------------    ------------    ------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ................................   $   (226,591)   $   (473,319)   $   (141,991)   $   (157,595)
  Net realized gain (loss) ....................................      4,938,922       4,009,340         401,343         815,307
  Unrealized appreciation (depreciation) during the period ....      5,813,437       9,887,451       2,723,770          41,665
                                                                  ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets resulting
     from operations ..........................................     10,525,768      13,423,472       2,983,122         699,377
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A ...................................................             --              --              --              --
    Class B ...................................................             --              --              --              --
    Class C ...................................................             --              --              --              --
  Net realized gain:
    Class A ...................................................       (939,549)       (562,440)        (95,114)             --
    Class B ...................................................       (379,149)        (43,258)       (118,324)             --
    Class C ...................................................        (48,048)        (38,867)        (63,100)             --
                                                                  ------------    ------------    ------------    ------------
    Total distributions to shareholders .......................     (1,366,746)       (644,565)       (276,538)             --
Net increase (decrease) from capital share transactions .......      8,785,203      20,624,275       1,178,896       2,351,127
                                                                  ------------    ------------    ------------    ------------
    Total increase (decrease) in net assets ...................     17,944,225      33,403,182       3,885,480       3,050,504
                                                                  ------------    ------------    ------------    ------------

Net assets:
  Beginning of period .........................................     33,623,869      20,197,058      22,385,275       7,448,427
                                                                  ------------    ------------    ------------    ------------
  End of period ...............................................   $ 51,568,094    $ 53,600,240    $ 26,270,755    $ 10,498,931
                                                                  ============    ============    ============    ============
  Accumulated undistributed net investment income (loss)
    at end of period ..........................................   $         --             $--    $         --    $        534
                                                                  ============    ============    ============    ============

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       73

--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 2000, EXCEPT AS NOTED.

                                                                                    SECURITY EQUITY FUND
                                                                          ----------------------------------------
                                                                                          LARGE CAP                     SECURITY
                                                                          SELECT 25(R)     GROWTH       TECHNOLOGY       ULTRA
                                                                             SERIES        SERIES*        SERIES*        FUND
                                                                          -----------    ----------    -----------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................................   $  (495,437)   $  (40,696)   $  (73,158)   $ (1,348,635)
  Net realized gain (loss) ............................................      (955,892)      (60,159)     (193,663)     24,716,819
  Unrealized appreciation (depreciation) during the period ............     3,265,926      (147,892)     (412,746)     62,103,213
                                                                          -----------    ----------    ----------    ------------
    Net increase (decrease) in net assets resulting from operations ...     1,814,597      (248,747)     (679,567)     85,471,397

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A ...........................................................            --            --            --              --
    Class B ...........................................................            --            --            --              --
    Class C ...........................................................            --            --            --              --
  Net realized gain:
    Class A ...........................................................            --            --            --      (4,644,959)
    Class B ...........................................................            --            --            --        (603,560)
    Class C ...........................................................            --            --            --          (7,207)
                                                                          -----------    ----------    ----------    ------------
    Total distributions to shareholders ...............................            --            --            --      (5,255,726)

NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS ...............    14,329,137     6,794,651     9,266,255      62,249,722
                                                                          -----------    ----------    ----------    ------------
    Total increase (decrease) in net assets ...........................    16,143,734     6,545,904     8,586,688     142,465,393
                                                                          -----------    ----------    ----------    ------------
NET ASSETS:
  Beginning of period .................................................    31,354,897            --            --     104,150,627
                                                                          -----------    ----------    ----------    ------------
  End of period .......................................................   $47,498,631    $6,545,904    $8,586,688    $246,616,020
                                                                          ===========    ==========    ==========    ============
  Accumulated undistributed net investment income (loss)
    at end of period ..................................................   $        --    $       --    $       --    $         --
                                                                          ===========    ==========    ==========    ============


* Period May 1, 2000 (inception) through September 30, 2000.

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       74

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD SECURITY GROWTH AND INCOME FUND (CLASS A)

                                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      ------------------------------------------------------------
                                                                       2001(c)         2000(c)     1999(c)     1998(c)    1997(c)
                                                                      ---------        -------    --------    --------   ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $    6.42        $  7.17     $ 7.68     $ 11.14    $  9.05

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................        0.03           0.07       0.12        0.13       0.15
Net Gain (Loss) on Securities
  (realized and unrealized) .......................................       (1.03)         (0.58)      0.75       (0.87)      2.81
                                                                      ---------        -------     ------     -------    -------
Total from Investment Operations ..................................       (1.00)         (0.51)      0.87       (0.74)      2.96

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................       (0.05)         (0.13)     (0.04)      (0.13)     (0.16)
Distributions (from Realized Gains) ...............................          --          (0.11)     (1.34)      (2.59)     (0.71)
                                                                      ---------        -------     ------     -------    -------
    Total Distributions ...........................................       (0.05)         (0.24)     (1.38)      (2.72)     (0.87)
                                                                      ---------        -------     ------     -------    -------
NET ASSET VALUE END OF PERIOD .....................................   $    5.37       $   6.42     $ 7.17      $ 7.68    $ 11.14
                                                                      =========       ========     ======      ======    =======
TOTAL RETURN (a) ..................................................     (15.68%)        (7.28%)    12.00%      (7.95%)    35.31%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $  45,006       $ 60,448    $74,796     $76,371    $91,252
Ratio of Expenses to Average Net Assets ...........................        1.32%          1.27%      1.22%       1.21%      1.24%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................................        0.49%          0.99%      1.63%       1.49%      1.53%
Portfolio Turnover Rate ...........................................         180%           144%        98%        144%       124%


SECURITY GROWTH AND INCOME FUND (CLASS B)

                                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                                    ----------------------------------------------------
                                                                    2001(c)     2000(c)    1999(c)     1998(c)   1997(c)
                                                                    -------     -------    -------     -------   -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............................   $  6.21     $ 6.95     $ 7.54     $10.99     $ 8.94

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ....................................     (0.03)        --       0.05       0.05       0.05
Net Gain (Loss) on Securities
  (realized and unrealized) .....................................     (1.00)     (0.58)      0.73      (0.88)      2.77
                                                                    -------     ------     ------     ------     ------
Total from Investment Operations ................................     (1.03)     (0.58)      0.78      (0.83)      2.82

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        --      (0.05)     (0.03)     (0.03)     (0.06)
Distributions (from Realized Gains) .............................        --      (0.11)     (1.34)     (2.59)     (0.71)
                                                                    -------     ------     ------     ------     ------
    Total Distributions .........................................        --      (0.16)     (1.37)     (2.62)     (0.77)
                                                                    -------     ------     ------     ------     ------
NET ASSET VALUE END OF PERIOD ...................................   $  5.18     $ 6.21     $ 6.95     $ 7.54     $10.99
                                                                    =======     ======     ======     ======     ======
TOTAL RETURN (a) ................................................   (16.59%)    (8.36%)    10.93%     (8.95%)    34.01%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............................   $ 5,657     $7,152     $9,829     $9,257     $6,737
Ratio of Expenses to Average Net Assets .........................      2.32%      2.27%      2.22%      2.21%      2.24%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ....................................................     (0.51%)     0.01%      0.63%      0.59%      0.53%
Portfolio Turnover Rate .........................................       180%       144%        98%       144%       124%


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       75

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD SECURITY GROWTH AND INCOME FUND (CLASS C)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                                     ---------------------------------
                                                                     2001(c)     2000(c)    1999(c)(i)
                                                                     --------   ---------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............................   $  6.32     $  7.11     $  6.87

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .....................................     (0.03)      (0.01)       0.03
Net Gain (Loss) on Securities
  (realized and unrealized) ......................................     (1.01)      (0.56)       0.21
                                                                     -------     -------     -------
Total from Investment Operations .................................     (1.04)      (0.57)       0.24

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...........................        --       (0.11)         --
Distributions (from Realized Gains) ..............................        --       (0.11)         --
                                                                     -------     -------     -------
    Total Distributions ..........................................        --       (0.22)         --
                                                                     -------     -------     -------
NET ASSET VALUE END OF PERIOD ....................................   $  5.28     $  6.32     $  7.11
                                                                     =======     =======     =======
TOTAL RETURN (a)  ................................................    (16.46%)     (8.10%)      3.49%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)  ............................   $   904     $   483     $   297
Ratio of Expenses to Average Net Assets ..........................      2.33%       2.28%       2.22%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................................     (0.55%)     (0.10%)      0.62%
Portfolio Turnover Rate ..........................................       180%        144%         90%

SECURITY GROWTH AND INCOME FUND (CLASS S)

                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                                   --------------------------------
                                                                   2001(c)(m)
                                                                   ----------

PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............................   $  6.08

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ....................................     (0.02)
Net Gain (Loss) on Securities
  (realized and unrealized) .....................................     (0.72)
                                                                    -------
Total from Investment Operations ................................     (0.74)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..........................        --
Distributions (from Realized Gains) .............................        --
                                                                    -------
    Total Distributions .........................................        --
                                                                    -------
NET ASSET VALUE END OF PERIOD ...................................   $  5.34
                                                                    =======
TOTAL RETURN (a) ................................................    (16.56%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............................   $    41
Ratio of Expenses to Average Net Assets .........................      2.36%
Ratio of Net Income (Loss) to Average
  Net Assets ....................................................     (0.74%)
Portfolio Turnover Rate .........................................       225%


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       76

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD SECURITY EQUITY FUND - EQUITY SERIES (CLASS A)

                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                        ------------------------------------------------------------
                                                         2001(c)      2000(c)      1999(c)     1998(c)       1997(c)
                                                        --------     --------     --------     --------     --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................  $  10.26     $   9.96     $   8.86     $   9.09     $   7.54
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .........................        --           --         0.02         0.04         0.04
Net Gain (Loss) on Securities
  (realized and unrealized) ..........................     (2.49)        0.66         1.80         0.56         2.20
                                                        --------     --------     --------     --------     --------
Total from Investment Operations .....................     (2.49)        0.66         1.82         0.60         2.24
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...............        --           --        (0.04)       (0.03)       (0.04)
Distributions (from Realized Gains) ..................     (1.40)       (0.36)       (0.68)       (0.80)       (0.65)
Return of Capital ....................................     (0.01)          --           --           --           --
                                                        --------     --------     --------     --------     --------
    Total Distributions ..............................     (1.41)       (0.36)       (0.72)       (0.83)       (0.69)
                                                        --------     --------     --------     --------     --------
NET ASSET VALUE END OF PERIOD ........................  $   6.36     $  10.26     $   9.96     $   8.86     $   9.09
                                                        ========     ========     ========     ========     ========
TOTAL RETURN (a) .....................................    (27.66%)       6.64%       20.66%        7.38%       32.08%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................  $563,553     $853,126     $917,179     $773,606     $757,520
Ratio of Expenses to Average Net Assets ..............      1.02%        1.02%        1.02%        1.02%        1.03%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................      0.03%        0.03%        0.19%        0.39%        0.46%
Portfolio Turnover Rate ..............................        23%          54%          36%          47%          66%

SECURITY EQUITY FUND - EQUITY SERIES (CLASS B)

                                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                                        ----------------------------------------------------------
                                                        2001(c)     2000(c)     1999(c)       1998(c)      1997(c)
                                                        -------    --------     --------     --------     --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................   $  9.65    $   9.47     $   8.52     $   8.82     $  7.36
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ........................     (0.07)      (0.10)       (0.08)       (0.05)      (0.04)
Net Gain (Loss) on Securities
  (realized and unrealized) .........................     (2.31)       0.64         1.71         0.55        2.15
                                                        -------    --------     --------     --------     -------
Total from Investment Operations ....................     (2.38)       0.54         1.63         0.50        2.11
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..............        --          --           --           --          --
Distributions (from Realized Gains) .................     (1.40)      (0.36)       (0.68)       (0.80)      (0.65)
Return of Capital ...................................     (0.01)         --           --           --          --
                                                        -------    --------     --------     --------     -------
    Total Distributions .............................     (1.41)      (0.36)       (0.68)       (0.80)      (0.65)
                                                        -------    --------     --------     --------     -------
NET ASSET VALUE END OF PERIOD .......................   $  5.86    $   9.65     $   9.47     $   8.52     $  8.82
                                                        =======    ========     ========     ========     =======
TOTAL RETURN (a) ....................................    (28.34%)      5.69%       19.23%        6.38%      30.85%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................   $96,067    $156,633     $159,872     $112,978     $89,336
Ratio of Expenses to Average Net Assets .............      2.02%       2.02%        2.02%        2.02%       2.03%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................     (0.97%)     (0.97%)      (0.82%)      (0.61%)     (0.54%)
Portfolio Turnover Rate .............................        23%         54%          36%          47%         66%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       77

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD SECURITY EQUITY FUND - EQUITY SERIES (CLASS C)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                                     ---------------------------------------
                                                                       2001(c)       2000(c)      1999(c)(i)
                                                                     -----------   -----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   10.07     $    9.89     $   10.13

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.07)        (0.10)        (0.05)
Net Gain (Loss) on Securities
  (realized and unrealized) .......................................       (2.43)         0.64         (0.19)
                                                                      ---------     ---------     ---------
Total from Investment Operations ..................................       (2.50)         0.54         (0.24)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --            --
Distributions (from Realized Gains) ...............................       (1.40)        (0.36)           --
Return of Capital .................................................       (0.01)           --            --
                                                                      ---------     ---------     ---------
    Total Distributions ...........................................       (1.41)        (0.36)           --
                                                                      ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD .....................................   $    6.16     $   10.07     $    9.89
                                                                      =========     =========     =========
TOTAL RETURN (a) ..................................................      (28.35%)        5.55%        (2.37%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   4,230     $   5,426     $   4,507
Ratio of Expenses to Average Net Assets ...........................        2.02%         2.02%         2.02%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................................       (0.97%)       (0.96%)       (0.89%)
Portfolio Turnover Rate ...........................................          23%           54%           45%

SECURITY EQUITY FUND - EQUITY SERIES (CLASS S)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                                     --------------------------------
                                                                     2001(c)(m)
                                                                     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $  7.10

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................     (0.04)
Net Gain (Loss) on Securities
  (realized and unrealized) .......................................     (0.73)
                                                                      -------
Total from Investment Operations ..................................     (0.77)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................        --
Distributions (from Realized Gains) ...............................        --
                                                                      -------
    Total Distributions ...........................................        --
                                                                      -------
NET ASSET VALUE END OF PERIOD .....................................   $  6.33
                                                                      =======
TOTAL RETURN (a) ..................................................    (23.64%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   112
Ratio of Expenses to Average Net Assets ...........................      2.03%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................................     (0.95%)
Portfolio Turnover Rate ...........................................        22%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       78

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS A)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                       -------------------------------------------------------
                                                       2001(c)     2000(c)     1999(c)     1998(c)     1997(c)
                                                       -------     -------     -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................   $ 18.86     $ 13.99     $ 11.23     $ 13.56     $ 12.42

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .......................     (0.08)      (0.11)       0.01        0.02        0.01
Net Gain (Loss) on Securities
  (realized and unrealized) ........................     (4.33)       6.47        3.71       (1.19)       2.29
                                                       -------     -------     -------     -------     -------
Total from Investment Operations ...................     (4.41)       6.36        3.72       (1.17)       2.30

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............        --          --       (0.01)      (0.09)      (0.38)
Distributions (from Realized Gains) ................     (3.41)      (1.49)      (0.91)      (1.07)      (0.78)
In Excess of Net Investment Income .................        --          --       (0.04)         --          --
                                                       -------     -------     -------     -------     -------
    Total Distributions ............................     (3.41)      (1.49)      (0.96)      (1.16)      (1.16)
                                                       -------     -------     -------     -------     -------
NET ASSET VALUE END OF PERIOD ......................   $ 11.04     $ 18.86     $ 13.99     $ 11.23     $ 13.56
                                                       =======     =======     =======     =======     =======
TOTAL RETURN (a) ...................................    (27.60%)     47.04%      34.39%      (8.47%)     20.22%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............   $48,089     $60,909     $28,292     $18,941     $24,193
Ratio of Expenses to Average Net Assets ............      1.90%       1.92%       2.00%       2.00%       2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................     (0.57%)     (0.62%)      0.11%       0.15%       0.07%
Portfolio Turnover Rate ............................        38%         92%        141%        122%        132%

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                       -------------------------------------------------------
                                                       2001(c)     2000(c)     1999(c)     1998(c)    1997(c)
                                                       -------     -------     -------     -------    -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................  $ 18.00     $ 13.45     $ 10.89     $ 13.22     $ 12.18

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ........................    (0.14)      (0.17)      (0.11)      (0.10)      (0.11)
Net Gain (Loss) on Securities
  (realized and unrealized) .........................    (4.07)       6.21        3.58       (1.16)       2.24
                                                       -------     -------     -------     -------     -------
Total from Investment Operations ....................    (4.21)       6.04        3.47       (1.26)       2.13

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..............       --          --          --          --       (0.31)
Distributions (from Realized Gains) .................    (3.41)      (1.49)      (0.91)      (1.07)      (0.78)
                                                       -------     -------     -------     -------     -------
    Total Distributions .............................    (3.41)      (1.49)      (0.91)      (1.07)      (1.09)
                                                       -------     -------     -------     -------     -------
NET ASSET VALUE END OF PERIOD .......................  $ 10.38     $ 18.00     $ 13.45     $ 10.89     $ 13.22
                                                       =======     =======     =======     =======     =======
TOTAL RETURN (a) ....................................   (27.86%)     46.53%      33.04%      (9.43%)     19.01%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................  $23,533     $30,951     $20,591     $12,619     $13,061
Ratio of Expenses to Average Net Assets .............     2.39%       2.29%       3.00%       3.00%       3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................    (1.07%)     (0.96%)     (0.87%)     (0.85%)     (0.93%)
Portfolio Turnover Rate .............................       38%         92%        141%        122%        132%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       79

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD SECURITY EQUITY FUND - GLOBAL SERIES (CLASS C)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      -------------------------------------
                                                                       2001(c)       2000(c)     1999(c)(i)
                                                                      ----------    ----------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   18.55     $   13.90     $   12.68

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.21)        (0.26)        (0.03)
Net Gain (Loss) on Securities
  (realized and unrealized) .......................................       (4.21)         6.40          1.25
                                                                      ---------     ---------     ---------
Total from Investment Operations ..................................       (4.42)         6.14          1.22

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --            --
Distributions (from Realized Gains) ...............................       (3.41)        (1.49)           --
                                                                      ---------     ---------     ---------
    Total Distributions ...........................................       (3.41)        (1.49)           --
                                                                      ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD .....................................   $   10.72     $   18.55     $   13.90
                                                                      =========     =========     =========
TOTAL RETURN (a) ..................................................      (28.20%)       45.67%         9.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   3,569     $   2,691     $     202
Ratio of Expenses to Average Net Assets ...........................        2.91%         2.92%         3.00%
Ratio of Net Investment Income (Loss) to Average Net Assets .......       (1.57%)       (1.53%)       (0.49%)
Portfolio Turnover Rate ...........................................          38%           92%           90%

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS S)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                                     --------------------------------
                                                                     2001(c)(m)
                                                                     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $14.26

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................    (0.12)
Net Gain (Loss) on Securities
  (realized and unrealized) .......................................    (3.16)
                                                                      ------
Total from Investment Operations ..................................    (3.28)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................       --
Distributions (from Realized Gains) ...............................       --
                                                                      ------
    Total Distributions ...........................................       --
                                                                      ------
NET ASSET VALUE END OF PERIOD .....................................   $10.98
                                                                      ======
TOTAL RETURN (a) ..................................................   (25.76%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   59
Ratio of Expenses to Average Net Assets ...........................     2.92%
Ratio of Net Income (Loss) to Average Net Assets ..................    (1.40%)
Portfolio Turnover Rate ...........................................       51%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       80

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TOTAL RETURN SERIES (CLASS A)

                                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                           -------------------------------------------------------------------
                                                             2001(c)      2000(c)    1999(b)(c)(j)   1998(b)(c)  1997(b)(c)(f)
                                                           ----------    ----------  -------------   ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....................   $   11.81     $   11.69     $   10.73     $   12.58     $   11.06

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...........................       (0.06)        (0.07)        (0.03)         0.08          0.17
Net Gain (Loss) on Securities
  (realized and unrealized) ............................       (3.64)         0.83          1.90         (0.98)         1.86
                                                           ---------     ---------     ---------     ---------     ---------
Total from Investment Operations .......................       (3.70)         0.76          1.87         (0.90)         2.03

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .................          --            --         (0.16)        (0.20)        (0.26)
Distributions (from Realized Gains) ....................       (0.04)        (0.64)        (0.75)        (0.75)        (0.25)
                                                           ---------     ---------     ---------     ---------     ---------
    Total Distributions ................................       (0.04)        (0.64)        (0.91)        (0.95)        (0.51)
                                                           ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ..........................   $    8.07     $   11.81     $   11.69     $   10.73     $   12.58
                                                           =========     =========     =========     =========     =========
TOTAL RETURN (a) .......................................      (31.43%)        6.49%        17.84%        (7.19%)       19.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...................   $   2,797     $   3,928     $   3,587     $   3,294     $   3,906
Ratio of Expenses to Average Net Assets ................        1.51%         1.49%         2.00%         2.00%         1.68%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...........................................       (0.58%)       (0.61%)       (0.29%)        0.65%         1.52%
Portfolio Turnover Rate ................................          35%           55%          121%           45%           79%

SECURITY EQUITY FUND - TOTAL RETURN SERIES (CLASS B)

                                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                             -------------------------------------------------------------------
                                                               2001(c)      2000(c)    1999(b)(c)(j)   1998(b)(c)  1997(b)(c)(f)
                                                             ---------     ---------   -------------   ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......................   $   11.55     $   11.56     $   10.62     $   12.45     $   10.97

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............................       (0.16)        (0.19)        (0.14)        (0.03)         0.07
Net Gain (Loss) on Securities
  (realized and unrealized) ..............................       (3.54)         0.82          1.88         (0.96)         1.84
                                                             ---------     ---------     ---------     ---------     ---------
Total from Investment Operations .........................       (3.70)         0.63          1.74         (0.99)         1.91

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...................          --            --         (0.05)        (0.09)        (0.18)
Distributions (from Realized Gains) ......................       (0.04)        (0.64)        (0.75)        (0.75)        (0.25)
                                                             ---------     ---------     ---------     ---------     ---------
    Total Distributions ..................................       (0.04)        (0.64)        (0.80)        (0.84)        (0.43)
                                                             ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ............................   $    7.81     $   11.55     $   11.56     $   10.62     $   12.45
                                                             =========     =========     =========     =========     =========
TOTAL RETURN (a) .........................................      (32.14%)        5.39%        16.68%        (7.99%)       17.95%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....................   $   2,519     $   3,903     $   3,652     $   3,304     $   3,851
Ratio of Expenses to Average Net Assets ..................        2.51%         2.49%         2.94%         2.94%         2.58%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .............................................       (1.58%)       (1.61%)       (1.23%)       (0.29%)        0.61%
Portfolio Turnover Rate ..................................          35%           55%          121%           45%           79%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       81

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD SECURITY EQUITY FUND - TOTAL RETURN SERIES (CLASS C)

                                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      -----------------------------------------
                                                                      2001(c)     2000(c)      1999(b)(c)(i)(j)
                                                                      -------     -------      ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $ 11.60     $ 11.58           $ 11.48

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................     (0.15)      (0.16)            (0.11)
Net Gain (Loss) on Securities (realized and unrealized) ...........     (3.58)       0.82              0.21
                                                                      -------     -------           -------
Total from Investment Operations ..................................     (3.73)       0.66              0.10

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................        --          --                --
Distributions (from Realized Gains) ...............................     (0.04)      (0.64)               --
                                                                      -------     -------           -------
    Total Distributions ...........................................     (0.04)      (0.64)               --
                                                                      -------     -------           -------
NET ASSET VALUE END OF PERIOD .....................................   $  7.83     $ 11.60           $ 11.58
                                                                      =======     =======           =======
TOTAL RETURN (a) ..................................................    (32.26%)      5.65%             0.87%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   157     $    59           $     8
Ratio of Expenses to Average Net Assets ...........................      2.56%       2.30%             2.93%
Ratio of Net Investment Income (Loss) to Average Net Assets .......     (1.62%)     (1.45%)           (1.84%)
Portfolio Turnover Rate ...........................................        35%         55%              149%

SECURITY EQUITY FUND - TOTAL RETURN SERIES (CLASS S)

                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                                    --------------------------------
                                                                    2001(c)(m)
                                                                    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $ 9.29

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................    (0.04)
Net Gain (Loss) on Securities (realized and unrealized) ...........    (1.18)
                                                                      ------
Total from Investment Operations ..................................    (1.22)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................       --
Distributions (from Realized Gains) ...............................       --
                                                                      ------
    Total Distributions ...........................................       --
                                                                      ------
NET ASSET VALUE END OF PERIOD .....................................   $ 8.07
                                                                      ======
TOTAL RETURN (a) ..................................................   (30.07%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $    2
Ratio of Expenses to Average Net Assets ...........................     1.65%
Ratio of Net Income (Loss) to Average Net Assets ..................    (0.74%)
Portfolio Turnover Rate ...........................................       28%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       82

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS A)

                                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                          -----------------------------------------------------------------------
                                                             2001(c)       2000(c)        1999(c)      1998(b)(c)   1997(b)(c)(d)
                                                          -----------    -----------    -----------    ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...................   $    26.04     $    24.05     $    19.37     $    17.99    $    15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..........................        (0.07)         (0.13)         (0.05)            --          0.08
Net Gain (Loss) on Securities (realized and unrealized)        (7.55)          2.50           5.09           1.42          2.91
                                                          ----------     ----------     ----------     ----------    ----------
Total from Investment Operations ......................        (7.62)          2.37           5.04           1.42          2.99

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ................           --             --             --          (0.04)           --
Distributions (from Realized Gains) ...................        (0.47)         (0.38)         (0.36)            --            --
                                                          ----------     ----------     ----------     ----------    ----------
    Total Distributions ...............................        (0.47)         (0.38)         (0.36)         (0.04)           --
                                                          ----------     ----------     ----------     ----------    ----------
NET ASSET VALUE END OF PERIOD .........................   $    17.95     $    26.04     $    24.05     $    19.37    $    17.99
                                                          ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (a) ......................................       (29.71%)         9.88%         26.12%          7.89%        19.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..................   $   10,909     $   17,702     $   13,403     $    7,619    $    6,209
Ratio of Expenses to Average Net Assets ...............         1.43%          1.42%          1.42%          1.22%         0.67%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ..........................................        (0.30%)        (0.51%)        (0.22%)           --          0.57%
Portfolio Turnover Rate ...............................           17%            26%            26%            41%           38%

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS B)

                                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                                        --------------------------------------------------------------------
                                                          2001(c)       2000(c)        1999(c)     1998(b)(c)  1997(b)(c)(d)
                                                        -----------   -----------    -----------   ----------- -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................   $    24.96    $    23.35     $    19.01    $    17.81    $    15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ........................        (0.28)        (0.38)         (0.30)        (0.19)        (0.08)
Net Gain (Loss) on Securities (realized and unrealized)      (7.20)         2.37           5.00          1.39          2.89
                                                        ----------    ----------     ----------    ----------    ----------
Total from Investment Operations ....................        (7.48)         1.99           4.70          1.20          2.81
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..............           --            --             --            --            --
Distributions (from Realized Gains) .................        (0.47)        (0.38)         (0.36)           --            --
                                                        ----------    ----------     ----------    ----------    ----------
    Total Distributions .............................        (0.47)        (0.38)         (0.36)           --            --
                                                        ----------    ----------     ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .......................   $    17.01    $    24.96     $    23.35    $    19.01    $    17.81
                                                        ==========    ==========     ==========    ==========    ==========
TOTAL RETURN (a) ....................................       (30.44%)        8.53%         24.81%         6.74%        18.73%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................   $    8,969    $   12,633     $    9,136    $    5,245    $    3,641
Ratio of Expenses to Average Net Assets .............         2.43%         2.43%          2.51%         2.20%         1.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................        (1.31%)       (1.52%)        (1.30%)       (0.98%)       (0.60%)
Portfolio Turnover Rate .............................           17%           26%            26%           41%           38%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       83

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS C)

                                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                                                     --------------------------------------
                                                                       2001(c)      2000(c)     1999(c)(i)
                                                                     -----------   ----------- ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   25.50     $   23.87   $   24.47

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.28)        (0.41)      (0.22)
Net Gain (Loss) on Securities
  (realized and unrealized) .......................................       (7.35)         2.42       (0.38)
                                                                      ---------     ---------   ---------
Total from Investment Operations ..................................       (7.63)         2.01       (0.60)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --          --
Distributions (from Realized Gains) ...............................       (0.47)        (0.38)         --
                                                                      ---------     ---------   ---------
    Total Distributions ...........................................       (0.47)        (0.38)         --
                                                                      ---------     ---------   ---------
NET ASSET VALUE END OF PERIOD .....................................   $   17.40     $   25.50   $   23.87
                                                                      =========     =========   =========
TOTAL RETURN (a) ..................................................      (30.39%)        8.43%      (2.45%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   1,126     $     918   $     405
Ratio of Expenses to Average Net Assets ...........................        2.45%         2.55%       2.66%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................................       (1.33%)       (1.64%)     (1.46%)
Portfolio Turnover Rate ...........................................          17%           26%         33%

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS S)

                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                                    --------------------------------
                                                                    2001(c)(m)
                                                                    ----------

PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $22.93

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................    (0.16)
Net Gain (Loss) on Securities
  (realized and unrealized) .......................................    (4.94)
                                                                      ------
Total from Investment Operations ..................................    (5.10)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................       --
Distributions (from Realized Gains) ...............................       --
                                                                      ------
    Total Distributions ...........................................       --
                                                                      ------
NET ASSET VALUE END OF PERIOD .....................................   $17.83
                                                                      ======
TOTAL RETURN (a) ..................................................   (25.89%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   23
Ratio of Expenses to Average Net Assets ...........................     2.38%
Ratio of Net Income (Loss) to Average
  Net Assets ......................................................    (1.20%)
Portfolio Turnover Rate ...........................................       17%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       84

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS A)

                                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                         -----------------------------------------------------------------------
                                                           2001(c)        2000(c)        1999(c)      1998(b)(c)   1997(b)(c)(e)
                                                         -----------    -----------    -----------    ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................   $    20.75     $    16.60     $    12.07     $    12.95     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .........................           --          (0.04)         (0.07)         (0.02)          0.05
Net Gain (Loss) on Securities
  (realized and unrealized) ..........................        (0.90)          4.89           4.65          (0.53)          2.90
                                                         ----------     ----------     ----------     ----------     ----------
Total from Investment Operations .....................        (0.90)          4.85           4.58          (0.55)          2.95


LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...............           --             --             --          (0.05)            --
Distributions (from Realized Gains) ..................        (1.81)         (0.70)         (0.05)         (0.28)            --
                                                         ----------     ----------     ----------     ----------     ----------
    Total Distributions ..............................        (1.81)         (0.70)         (0.05)         (0.33)            --
                                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD ........................   $    18.04     $    20.75     $    16.60     $    12.07     $    12.95
                                                         ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) .....................................        (4.54%)        30.46%         38.06%         (4.31%)        29.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................   $   50,541     $   34,458     $   22,804     $   10,901     $    4,631
Ratio of Expenses to Average Net Assets ..............         1.30%          1.29%          1.33%          1.27%          1.10%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................         0.01%         (0.25%)        (0.44%)        (0.13%)         1.43%
Portfolio Turnover Rate ..............................           55%            69%            79%            98%            35%


SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS B)

                                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                         ---------------------------------------------------------------------
                                                           2001(c)        2000(c)        1999(c)     1998(b)(c)  1997(b)(c)(e)
                                                         -----------    -----------    -----------   ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................   $    20.11     $    16.26     $    11.94    $    12.91    $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .........................        (0.19)         (0.22)         (0.22)        (0.15)         0.01
Net Gain (Loss) on Securities
  (realized and unrealized) ..........................        (0.85)          4.77           4.59         (0.54)         2.90
                                                         ----------     ----------     ----------    ----------    ----------
Total from Investment Operations .....................        (1.04)          4.55           4.37         (0.69)         2.91

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...............           --             --             --            --            --
Distributions (from Realized Gains) ..................        (1.81)         (0.70)         (0.05)        (0.28)           --
                                                         ----------     ----------     ----------    ----------    ----------
    Total Distributions ..............................        (1.81)         (0.70)         (0.05)        (0.28)           --
                                                         ----------     ----------     ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ........................   $    17.26     $    20.11     $    16.26    $    11.94    $    12.91
                                                         ==========     ==========     ==========    ==========    ==========
TOTAL RETURN (a) .....................................        (5.45%)        29.21%         36.71%        (5.38%)       29.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................   $   26,967     $   14,041     $    9,682    $    6,615    $    3,572
Ratio of Expenses to Average Net Assets ..............         2.30%          2.32%          2.37%         2.33%         2.26%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................        (0.98%)        (1.27%)        (1.50%)       (1.19%)        0.27%
Portfolio Turnover Rate ..............................           55%            69%            79%           98%           35%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       85

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS C)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------------
                                                                       2001(c)       2000(c)      1999(c)(i)
                                                                      ----------    ----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   20.39     $   16.51     $   14.54

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.19)        (0.22)        (0.13)
Net Gain (Loss) on Securities
  (realized and unrealized) .......................................       (0.86)         4.80          2.10
                                                                      ---------     ---------     ---------
Total from Investment Operations ..................................       (1.05)         4.58          1.97

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --            --
Distributions (from Realized Gains) ...............................       (1.81)        (0.70)           --
                                                                      ---------     ---------     ---------
    Total Distributions ...........................................       (1.81)        (0.70)           --
                                                                      ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD .....................................   $   17.53     $   20.39     $   16.51
                                                                      =========     =========     =========
TOTAL RETURN (a) ..................................................       (5.42%)       28.93%        13.55%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   6,976     $   3,069     $   1,138
Ratio of Expenses to Average Net Assets ...........................        2.30%         2.36%         2.38%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................................       (0.98%)       (1.28%)       (1.36%)
Portfolio Turnover Rate ...........................................          55%           69%           92%

SECURITY EQUITY FUND - MID CAP VALUE SERIES (CLASS S)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------
                                                                      2001(c)(m)
                                                                      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   20.90

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.10)
Net Gain (Loss) on Securities
  (realized and unrealized) .......................................       (2.85)
                                                                      ---------
Total from Investment Operations ..................................       (2.95)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --
Distributions (from Realized Gains) ...............................          --
                                                                      ---------
    Total Distributions ...........................................          --
                                                                      ---------
NET ASSET VALUE END OF PERIOD .....................................   $   17.95
                                                                      =========
TOTAL RETURN (a) ..................................................      (12.74%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   6,376
Ratio of Expenses to Average Net Assets ...........................        2.29%
Ratio of Net Income (Loss) to Average
  Net Assets ......................................................       (0.95%)
Portfolio Turnover Rate ...........................................          61%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       86

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS A)

                                                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------------------------------
                                                                         2001(c)     2000(b)(c)     1999(b)(c)   1998(b)(c)(G)
                                                                      -----------    -----------    ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $    22.08     $    12.98     $     8.70    $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................        (0.18)         (0.19)            --         (0.03)
Net Gain (Loss) on Securities (realized and unrealized) ...........       (10.78)          9.75           4.28         (1.26)
                                                                      ----------     ----------     ----------    ----------
Total from Investment Operations ..................................       (10.96)          9.56           4.28         (1.29)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................           --             --             --         (0.01)
Distributions (from Realized Gains) ...............................        (1.32)         (0.46)            --            --
                                                                      ----------     ----------     ----------    ----------
    Total Distributions ...........................................        (1.32)         (0.46)            --         (0.01)
                                                                      ----------     ----------     ----------    ----------
NET ASSET VALUE END OF PERIOD .....................................   $     9.80     $    22.08     $    12.98    $     8.70
                                                                      ==========     ==========     ==========    ==========
TOTAL RETURN (a) ..................................................       (51.94%)        74.58%         49.20%       (12.95%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   17,235     $   38,172     $   16,877    $    2,677
Ratio of Expenses to Average Net Assets ...........................         1.91%          1.55%          0.49%         1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets .......        (1.32%)        (0.97%)         0.03%        (0.35%)
Portfolio Turnover Rate ...........................................          394%           318%           361%          366%

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS B)

                                                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      -------------------------------------------------------
                                                                        2001(c)     2000(b)(c)     1999(b)(c)   1998(b)(c)(g)
                                                                      -----------   -----------    -----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $    21.34    $    12.69     $     8.63    $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................        (0.28)        (0.31)         (0.14)        (0.13)
Net Gain (Loss) on Securities (realized and unrealized) ...........      (10.37)         9.42           4.20         (1.24)
                                                                      ----------    ----------     ----------    ----------
Total from Investment Operations ..................................       (10.65)         9.11           4.06         (1.37)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................           --            --             --            --
Distributions (from Realized Gains) ...............................        (1.32)        (0.46)            --            --
                                                                      ----------    ----------     ----------    ----------
    Total Distributions ...........................................        (1.32)        (0.46)            --            --
                                                                      ----------    ----------     ----------    ----------
NET ASSET VALUE END OF PERIOD .....................................   $     9.37    $    21.34     $    12.69    $     8.63
                                                                      ==========    ==========     ==========    ==========
TOTAL RETURN (a) ..................................................       (52.31%)       72.70%         47.05%       (13.70%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $    6,173    $   11,688     $    2,430    $    1,504
Ratio of Expenses to Average Net Assets ...........................         2.67%         2.44%          1.94%         2.38%
Ratio of Net Investment Income (Loss) to Average Net Assets .......        (2.07%)       (1.81%)        (1.41%)       (1.34%)
Portfolio Turnover Rate ...........................................          394%          318%           361%          366%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       87

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS C)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      ---------------------------------------
                                                                       2001(c)      2000(b)(c)  1999(b)(c)(i)
                                                                      ----------   -----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   21.74     $   12.86     $   11.16

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.28)        (0.35)        (0.07)
Net Gain (Loss) on Securities (realized and unrealized) ...........      (10.61)         9.69          1.77
                                                                      ---------     ---------     ---------
Total from Investment Operations ..................................      (10.89)         9.34          1.70

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --            --
Distributions (from Realized Gains) ...............................       (1.32)        (0.46)           --
                                                                      ---------     ---------     ---------
    Total Distributions ...........................................       (1.32)        (0.46)           --
                                                                      ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD .....................................   $    9.53     $   21.74     $   12.86
                                                                      =========     =========     =========
TOTAL RETURN (a) ..................................................      (52.46%)       73.54%        15.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   2,339     $   3,741     $     890
Ratio of Expenses to Average Net Assets ...........................        2.68%         2.39%         1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets .......       (2.09%)       (1.81%)       (0.95%)
Portfolio Turnover Rate ...........................................         394%          318%          374%

SECURITY EQUITY FUND - SMALL CAP GROWTH SERIES (CLASS S)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                                     --------------------------------
                                                                     2001(c)(m)
                                                                     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $ 11.82

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................     (0.16)
Net Gain (Loss) on Securities (realized and unrealized) ...........     (1.86)
                                                                      -------
Total from Investment Operations ..................................     (2.02)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................        --
Distributions (from Realized Gains) ...............................        --
                                                                      -------
    Total Distributions ...........................................        --
                                                                      -------
NET ASSET VALUE END OF PERIOD .....................................   $  9.80
                                                                      =======
TOTAL RETURN (a) ..................................................    (33.74%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $    56
Ratio of Expenses to Average Net Assets ...........................      2.79%
Ratio of Net Income (Loss) to Average Net Assets ..................     (2.34%)
Portfolio Turnover Rate ...........................................       394%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       88

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS A)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------------
                                                                       2001(c)        2000(c)     1999(c)(h)
                                                                      ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   11.29     $   10.04     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................          --            --          0.03
Net Gain (Loss) on Securities (realized and unrealized) ...........       (3.17)         1.37          0.01
                                                                      ---------     ---------     ---------
Total from Investment Operations ..................................       (3.17)         1.37          0.04

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --            --
Distributions (from Realized Gains) ...............................       (0.09)        (0.12)           --
                                                                      ---------     ---------     ---------
    Total Distributions ...........................................       (0.09)        (0.12)           --
                                                                      ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD .....................................   $    8.03     $   11.29     $   10.04
                                                                      =========     =========     =========
TOTAL RETURN(a) ...................................................      (28.27%)       13.65%         0.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   6,699     $   8,219     $   7,589
Ratio of Expenses to Average Net Assets ...........................        1.42%         1.44%         1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets .......        0.02%        (0.05%)        0.39%
Portfolio Turnover Rate ...........................................          40%           73%           68%

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS B)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      ---------------------------------------
                                                                        2001(c)       2000(c)      1999(c)(h)
                                                                      ----------    ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $    11.15    $     9.99     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................        (0.08)        (0.09)         (0.02)
Net Gain (Loss) on Securities (realized and unrealized) ...........        (3.11)         1.37           0.01
                                                                      ----------    ----------     ----------
Total from Investment Operations ..................................        (3.19)         1.28          (0.01)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................           --            --             --
Distributions (from Realized Gains) ...............................        (0.09)        (0.12)            --
                                                                      ----------    ----------     ----------
    Total Distributions ...........................................        (0.09)        (0.12)            --
                                                                      ----------    ----------     ----------
NET ASSET VALUE END OF PERIOD .....................................   $     7.87    $    11.15     $     9.99
                                                                      ==========    ==========     ==========
TOTAL RETURN(a) ...................................................       (28.81%)       12.82%         (0.10%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $    7,360    $   10,960     $    9,591
Ratio of Expenses to Average Net Assets ...........................         2.17%         2.18%          2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets .......        (0.74%)       (0.79%)        (0.33%)
Portfolio Turnover Rate ...........................................           40%           73%            68%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       89

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS C)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------------
                                                                       2001(c)       2000(c)     1999(c)(h)
                                                                      ---------     ---------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   11.16     $   10.00     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.08)        (0.09)        (0.01)
Net Gain (Loss) on Securities (realized and unrealized) ...........       (3.11)         1.37          0.01
                                                                      ---------     ---------     ---------
Total from Investment Operations ..................................       (3.19)         1.28            --

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --            --
Distributions (from Realized Gains) ...............................       (0.09)        (0.12)           --
                                                                      ---------     ---------     ---------
    Total Distributions ...........................................       (0.09)        (0.12)           --
                                                                      ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD .....................................   $    7.88     $   11.16     $   10.00
                                                                      =========     =========     =========
TOTAL RETURN(a) ...................................................      (28.78%)       12.69%         0.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   4,840     $   7,092     $   5,205
Ratio of Expenses to Average Net Assets ...........................        2.17%         2.15%         2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets .......       (0.74%)       (0.77%)       (0.18%)
Portfolio Turnover Rate ...........................................          40%           73%           68%

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS S)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                                     --------------------------------
                                                                     2001(c)(m)
                                                                     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $ 8.84

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................    (0.04)
Net Gain (Loss) on Securities (realized and unrealized) ...........    (0.80)
                                                                      ------
Total from Investment Operations ..................................    (0.84)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................       --
Distributions (from Realized Gains) ...............................       --
                                                                      ------
    Total Distributions ...........................................       --
                                                                      ------
NET ASSET VALUE END OF PERIOD .....................................   $ 8.00
                                                                      ======
TOTAL RETURN(a) ...................................................   (25.09%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $    3
Ratio of Expenses to Average Net Assets ...........................     2.17%
Ratio of Net Income (Loss) to Average Net Assets ..................    (0.71%)
Portfolio Turnover Rate ...........................................       30%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       90

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - INTERNATIONAL SERIES (CLASS A)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                                     -----------------------------------------
                                                                     2001(b)(c)(l)   2000(b)(c)  1999(b)(c)(h)
                                                                     -------------   ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................................   $   11.01     $    9.69     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .......................................       (0.09)        (0.13)        (0.03)
Net Gain (Loss) on Securities (realized and unrealized) ............       (3.65)         1.45         (0.28)
                                                                       ---------     ---------     ---------
Total from Investment Operations ...................................       (3.74)         1.32         (0.31)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............................          --            --            --
Distributions (from Realized Gains) ................................       (0.40)           --            --
                                                                       ---------     ---------     ---------
    Total Distributions ............................................       (0.40)           --            --
                                                                       ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ......................................   $    6.87     $   11.01     $    9.69
                                                                       =========     =========     =========
TOTAL RETURN(a) ....................................................      (35.01%)       13.62%        (3.10%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............................   $   2,934     $   4,414     $   2,928
Ratio of Expenses to Average Net Assets ............................        2.51%         2.46%         2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets ........       (0.98%)       (1.08%)       (0.41%)
Portfolio Turnover Rate ............................................         170%          116%          115%

SECURITY EQUITY FUND - INTERNATIONAL SERIES (CLASS B)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      ----------------------------------------
                                                                      2001(b)(c)(l)  2000(b)(c)  1999(b)(c)(h)
                                                                      -------------  ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................................   $   10.88     $    9.65     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .......................................       (0.15)        (0.22)        (0.07)
Net Gain (Loss) on Securities (realized and unrealized) ............       (3.59)         1.45         (0.28)
                                                                       ---------     ---------     ---------
Total from Investment Operations ...................................       (3.74)         1.23         (0.35)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............................          --            --            --
Distributions (from Realized Gains) ................................       (0.40)           --            --
                                                                       ---------     ---------     ---------
    Total Distributions ............................................       (0.40)           --            --
                                                                       ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ......................................   $    6.74     $   10.88     $    9.65
                                                                       =========     =========     =========
TOTAL RETURN(a) ....................................................      (35.45%)       12.75%        (3.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............................   $   1,685     $   2,520     $   2,028
Ratio of Expenses to Average Net Assets ............................        3.25%         3.26%         3.19%
Ratio of Net Investment Income (Loss) to Average Net Assets ........       (1.73%)       (1.92%)       (1.09%)
Portfolio Turnover Rate ............................................         170%          116%          115%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       91

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - INTERNATIONAL SERIES (CLASS C)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                                     -----------------------------------------
                                                                     2001(b)(c)(l)  2000(b)(c)   1999(b)(c)(h)
                                                                     -------------  ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................................   $   10.92     $    9.68     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .......................................       (0.15)        (0.21)        (0.04)
Net Gain (Loss) on Securities
  (realized and unrealized) ........................................       (3.61)         1.45         (0.28)
                                                                       ---------     ---------     ---------
Total from Investment Operations ...................................       (3.76)         1.24         (0.32)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .............................          --            --            --
Distributions (from Realized Gains) ................................       (0.40)           --            --
                                                                       ---------     ---------     ---------
    Total Distributions ............................................       (0.40)           --            --
                                                                       ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ......................................   $    6.76     $   10.92     $    9.68
                                                                       =========     =========     =========
TOTAL RETURN(a) ....................................................      (35.50%)       12.81%        (3.20%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............................   $   2,244     $   3,564     $   2,493
Ratio of Expenses to Average Net Assets ............................        3.25%         3.11%         2.78%
Ratio of Net Investment Income (Loss) to Average Net Assets ........       (1.75%)       (1.76%)       (0.71%)
Portfolio Turnover Rate ............................................         170%          116%          115%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       92

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS A)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      -----------------------------------------
                                                                       2001(c)        2000(c)       1999(c)(h)
                                                                      -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $    11.34     $    10.53     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................        (0.06)         (0.09)         (0.05)
Net Gain (Loss) on Securities (realized and unrealized) ...........        (3.70)          0.90           0.58
                                                                      ----------     ----------     ----------
Total from Investment Operations ..................................        (3.76)          0.81           0.53

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................           --             --             --
Distributions (from Realized Gains) ...............................           --             --             --
                                                                      ----------     ----------     ----------
    Total Distributions ...........................................           --             --             --
                                                                      ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD .....................................   $     7.58     $    11.34     $    10.53
                                                                      ==========     ==========     ==========
TOTAL RETURN(a) ..................................................       (33.16%)         7.69%          5.30%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   14,347     $   22,006     $   13,975
Ratio of Expenses to Average Net Assets ...........................         1.39%          1.35%          1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets .......        (0.60%)        (0.74%)        (0.75%)
Portfolio Turnover Rate ...........................................           44%            89%            14%

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS B)

                                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      -----------------------------------------
                                                                        2001(c)        2000(c)      1999(c)(h)
                                                                      -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $    11.22     $    10.52     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................        (0.13)         (0.17)         (0.09)
Net Gain (Loss) on Securities (realized and unrealized) ...........        (3.65)          0.87           0.61
                                                                      ----------     ----------     ----------
Total from Investment Operations ..................................        (3.78)          0.70           0.52

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................           --             --             --
Distributions (from Realized Gains) ...............................           --             --             --
                                                                      ----------     ----------     ----------
    Total Distributions ...........................................           --             --             --
                                                                      ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD .....................................   $     7.44     $    11.22     $    10.52
                                                                      ==========     ==========     ==========
TOTAL RETURN(a) ..................................................       (33.69%)         6.65%          5.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   11,519     $   18,199     $   12,938
Ratio of Expenses to Average Net Assets ...........................         2.14%          2.11%          2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets .......        (1.35%)        (1.49%)        (1.47%)
Portfolio Turnover Rate ...........................................           44%            89%            14%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       93

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS C)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      ---------------------------------------
                                                                       2001(c)       2000(c)      1999(c)(h)
                                                                      -----------   ----------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   11.26     $   10.55     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.13)        (0.17)        (0.09)
Net Gain (Loss) on Securities (realized and unrealized) ...........       (3.66)         0.88          0.64
                                                                      ---------     ---------     ---------
Total from Investment Operations ..................................       (3.79)         0.71          0.55
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --            --
Distributions (from Realized Gains) ...............................          --            --            --
                                                                      ---------     ---------     ---------
    Total Distributions ...........................................          --            --            --
                                                                      ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD .....................................   $    7.47     $   11.26     $   10.55
                                                                      =========     =========     =========
TOTAL RETURN (a) ..................................................      (33.66%)        6.73%         5.50%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   4,531     $   7,294     $   4,442
Ratio of Expenses to Average Net Assets ...........................        2.14%         2.10%         2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets .......       (1.35%)       (1.49%)       (1.34%)
Portfolio Turnover Rate ...........................................          44%           89%           14%

SECURITY EQUITY FUND - SELECT 25(R) SERIES (CLASS S)

                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                                    --------------------------------
                                                                               2001(c)(m)
                                                                               ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................              $ 9.62

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................               (0.08)
Net Gain (Loss) on Securities (realized and unrealized) ...........               (2.04)
                                                                                 ------
Total from Investment Operations ..................................               (2.12)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................                  --
Distributions (from Realized Gains) ...............................                  --
                                                                                 ------
    Total Distributions ...........................................                  --
                                                                                 ------
NET ASSET VALUE END OF PERIOD .....................................              $ 7.50
                                                                                 ======
TOTAL RETURN (a) ..................................................              (29.97%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................              $   12
Ratio of Expenses to Average Net Assets ...........................                2.22%
Ratio of Net Income (Loss) to Average Net Assets ..................               (1.47%)
Portfolio Turnover Rate ...........................................                  36%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       94

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES (CLASS A)

                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                                    --------------------------------
                                                                    2001(b)(c)(l)  2000(c)(k)(l)
                                                                    -------------  -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ...............................   $    9.71     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.08)        (0.05)
Net Gain (Loss) on Securities (realized and unrealized) ...........       (3.63)        (0.24)
                                                                      ---------     ---------
Total from Investment Operations ..................................       (3.71)        (0.29)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --
Distributions (from Realized Gains) ...............................          --            --
                                                                      ---------     ---------
    Total Distributions ...........................................          --            --
                                                                      ---------     ---------
NET ASSET VALUE END OF PERIOD .....................................   $    6.00     $    9.71
                                                                      =========     =========
TOTAL RETURN(a) ..................................................      (38.21%)       (2.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   2,436     $   2,405
Ratio of Expenses to Average Net Assets ...........................        2.00%         1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets .......       (1.10%)       (1.25%)
Portfolio Turnover Rate ...........................................           6%            5%

SECURITY EQUITY FUND - LARGE CAP GROWTH SERIES (CLASS B)

                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                                   --------------------------------
                                                                      2001(b)(c)  2000(c)(k)(l)
                                                                      ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $    9.65     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.14)        (0.08)
Net Gain (Loss) on Securities (realized and unrealized) ...........       (3.59)        (0.27)
                                                                      ---------     ---------
Total from Investment Operations ..................................       (3.73)        (0.35)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --
Distributions (from Realized Gains) ...............................          --            --
                                                                      ---------     ---------
    Total Distributions ...........................................          --            --
                                                                      ---------     ---------
NET ASSET VALUE END OF PERIOD .....................................   $    5.92     $    9.65
                                                                      =========     =========
TOTAL RETURN(a) ..................................................      (38.65%)       (3.50%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   1,955     $   2,039
Ratio of Expenses to Average Net Assets ...........................        2.75%         2.68%
Ratio of Net Investment Income (Loss) to Average Net Assets .......       (1.85%)       (2.02%)
Portfolio Turnover Rate ...........................................           6%            5%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       95

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - LARGE CAPGROWTH SERIES (CLASS C)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------
                                                                         2001(b)(c)  2000(c)(k)(l)
                                                                         ----------  -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................................   $    9.65     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .........................................       (0.13)        (0.08)
Net Gain (Loss) on Securities (realized and unrealized) ..............       (3.59)        (0.27)
                                                                         ---------     ---------
Total from Investment Operations .....................................       (3.72)        (0.35)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...............................          --            --
Distributions (from Realized Gains) ..................................          --            --
                                                                         ---------     ---------
    Total Distributions ..............................................          --            --
                                                                         ---------     ---------
NET ASSET VALUE END OF PERIOD ........................................   $    5.93     $    9.65
                                                                         =========     =========
TOTAL RETURN(a) ......................................................      (38.55%)       (3.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................................   $   2,577     $   2,102
Ratio of Expenses to Average Net Assets ..............................        2.75%         2.66%
Ratio of Net Investment Income (Loss) to Average Net Assets ..........       (1.85%)       (2.00%)
Portfolio Turnover Rate ..............................................           6%            5%

SECURITY EQUITY FUND - LARGE CAPGROWTH SERIES (CLASS S)

                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                                   --------------------------------
                                                                   2001(b)(c)(m)
                                                                   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $ 6.60

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................    (0.08)
Net Gain (Loss) on Securities (realized and unrealized) ...........    (0.55)
                                                                      ------
Total from Investment Operations ..................................    (0.63)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................       --
Distributions (from Realized Gains) ...............................       --
                                                                      ------
    Total Distributions ...........................................       --
                                                                      ------
NET ASSET VALUE END OF PERIOD .....................................   $ 5.97
                                                                      ======
TOTAL RETURN(a) ...................................................   (29.27%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $    2
Ratio of Expenses to Average Net Assets ...........................     2.75%
Ratio of Net Income (Loss) to Average Net Assets ..................    (1.80%)
Portfolio Turnover Rate ...........................................        1%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       96

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS A)

                                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                                                       -------------------------------
                                                                       2001(b)(c)(l)  2000(b)(c)(k)(l)
                                                                       -------------  ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................................   $    9.33     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .........................................       (0.11)        (0.08)
Net Gain (Loss) on Securities (realized and unrealized) ..............       (5.81)        (0.59)
                                                                         ---------     ---------
Total from Investment Operations .....................................       (5.92)        (0.67)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...............................          --            --
Distributions (from Realized Gains) ..................................          --            --
                                                                         ---------     ---------
    Total Distributions ..............................................          --            --
                                                                         ---------     ---------
NET ASSET VALUE END OF PERIOD ........................................   $    3.41     $    9.33
                                                                         =========     =========
TOTAL RETURN(a) ......................................................      (63.45%)       (6.70%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................................   $   3,023     $   4,340
Ratio of Expenses to Average Net Assets ..............................        2.26%         2.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................................       (2.01%)       (2.05%)
Portfolio Turnover Rate ..............................................         240%          148%

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS B)

                                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                                                     -------------------------------
                                                                     2001(b)(c)(l)  2000(b)(c)(k)(l)
                                                                     -------------  ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................................   $    9.21   $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .........................................       (0.16)      (0.11)
Net Gain (Loss) on Securities
  (realized and unrealized) ..........................................       (5.75)      (0.68)
                                                                         ---------   ---------
Total from Investment Operations .....................................       (5.91)      (0.79)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...............................          --          --
Distributions (from Realized Gains) ..................................          --          --
                                                                         ---------   ---------
    Total Distributions ..............................................          --          --
                                                                         ---------   ---------
NET ASSET VALUE END OF PERIOD ........................................   $    3.30   $    9.21
                                                                         =========   =========
TOTAL RETURN(a) ......................................................      (64.17%)     (7.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................................   $     870   $   1,971
Ratio of Expenses to Average Net Assets ..............................        3.01%       3.03%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................................       (2.76%)     (2.79%)
Portfolio Turnover Rate ..............................................         240%        148%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       97

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS C)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------
                                                                      2001(b)(c)(l)   2000(b)(c)(k)(l)
                                                                      -------------   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................................   $    9.21     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .........................................       (0.16)        (0.11)
Net Gain (Loss) on Securities
  (realized and unrealized) ..........................................       (5.75)        (0.68)
                                                                         ---------     ---------
Total from Investment Operations .....................................       (5.91)        (0.79)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...............................                        --
Distributions (from Realized Gains) ..................................          --            --
                                                                         ---------     ---------
    Total Distributions ..............................................          --            --
                                                                         ---------     ---------
NET ASSET VALUE END OF PERIOD ........................................   $    3.30     $    9.21
                                                                         =========     =========
TOTAL RETURN(a) .....................................................      (64.17%)       (7.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................................   $   1,348     $   2,276
Ratio of Expenses to Average Net Assets ..............................        3.01%         3.03%
Ratio of Net Investment Income (Loss) to Average Net Assets ..........       (2.77%)       (2.79%)
Portfolio Turnover Rate ..............................................         240%          148%

SECURITY EQUITY FUND - TECHNOLOGY SERIES (CLASS S)

                                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                                   --------------------------------
                                                                   2001(b)(c)(l)(m)
                                                                   ----------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $  6.63

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................     (0.09)
Net Gain (Loss) on Securities
  (realized and unrealized) .......................................     (3.14)
                                                                      -------
Total from Investment Operations ..................................     (3.23)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................        --
Distributions (from Realized Gains) ...............................        --
                                                                      -------
    Total Distributions ...........................................        --
                                                                      -------
NET ASSET VALUE END OF PERIOD .....................................   $  3.40
                                                                      =======
TOTAL RETURN(a) ..................................................    (53.74%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   131
Ratio of Expenses to Average Net Assets ...........................      3.01%
Ratio of Net Income (Loss) to Average Net Assets ..................     (2.75%)
Portfolio Turnover Rate ...........................................       245%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       98

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRAFUND (CLASS A)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                         --------------------------------------------------------
                                                          2001(c)      2000(c)      1999(c)    1998(c)    1997(c)
                                                         --------     --------     --------    -------    -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..................   $  15.28     $   9.19     $   7.65    $  9.24    $  8.25

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .........................      (0.07)       (0.08)       (0.06)     (0.06)     (0.08)
Net Gain (Loss) on Securities
  (realized and unrealized) ..........................      (5.38)        6.60         3.51      (1.06)      1.65
                                                         --------     --------     --------    -------    -------
Total from Investment Operations .....................      (5.45)        6.52         3.45      (1.12)      1.57

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...............         --           --           --         --         --
Distributions (from Realized Gains) ..................      (1.35)       (0.43)       (1.91)     (0.47)     (0.58)
                                                         --------     --------     --------    -------    -------
    Total Distributions ..............................      (1.35)       (0.43)       (1.91)     (0.47)     (0.58)
                                                         --------     --------     --------    -------    -------
NET ASSET VALUE END OF PERIOD ........................   $   8.48     $  15.28     $   9.19    $  7.65    $  9.24
                                                         ========     ========     ========    =======    =======
TOTAL RETURN (a) .....................................     (38.19%)      72.82%       50.91%    (12.45%)    20.57%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .................   $131,498     $204,787     $ 96,238    $67,554    $84,504
Ratio of Expenses to Average Net Assets ..............       1.09%        1.11%        1.21%      1.23%      1.71%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .........................................      (0.64%)      (0.62%)      (0.77%)    (0.64%)    (1.01%)
Portfolio Turnover Rate ..............................         48%          35%          54%       116%        68%

SECURITY ULTRAFUND (CLASS B)

                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                        --------------------------------------------------------------------
                                                          2001(c)        2000(c)        1999(c)      1998(c)        1997(c)
                                                        ----------     ----------     ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................   $    14.02     $     8.54     $     7.28    $     8.90    $     8.03

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ........................        (0.17)         (0.19)         (0.14)        (0.14)        (0.15)
Net Gain (Loss) on Securities
  (realized and unrealized) .........................        (4.88)          6.10           3.31         (1.01)         1.60
                                                        ----------     ----------     ----------    ----------    ----------
Total from Investment Operations ....................        (5.05)          5.91           3.17         (1.15)         1.45

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ..............           --             --             --            --            --
Distributions (from Realized Gains) .................        (1.35)         (0.43)         (1.91)        (0.47)        (0.58)
                                                        ----------     ----------     ----------    ----------    ----------
    Total Distributions .............................        (1.35)         (0.43)         (1.91)        (0.47)        (0.58)
                                                        ----------     ----------     ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .......................   $     7.62     $    14.02     $     8.54    $     7.28    $     8.90
                                                        ==========     ==========     ==========    ==========    ==========
TOTAL RETURN (a) ....................................       (38.83%)        71.17%         49.39%       (13.30%)       19.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................   $   28,580     $   38,812     $    7,818    $    5,610    $    5,964
Ratio of Expenses to Average Net Assets .............         2.09%          2.11%          2.21%         2.23%         2.71%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................        (1.64%)        (1.61%)        (1.77%)       (1.64%)       (2.01%)
Portfolio Turnover Rate .............................           48%            35%            54%          116%           68%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       99

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRAFUND (CLASS C)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------------
                                                                       2001(c)       2000(c)     1999(c)(i)
                                                                      ----------    ----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   14.99     $    9.11     $    8.20

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.18)        (0.20)        (0.07)
Net Gain (Loss) on Securities (realized and unrealized) ...........       (5.24)         6.51          0.98
                                                                      ---------     ---------     ---------
Total from Investment Operations ..................................       (5.42)         6.31          0.91

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --            --            --
Distributions (from Realized Gains) ...............................       (1.35)        (0.43)           --
                                                                      ---------     ---------     ---------
    Total Distributions ...........................................       (1.35)        (0.43)           --
                                                                      ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD .....................................   $    8.22     $   14.99     $    9.11
                                                                      =========     =========     =========
TOTAL RETURN(a) ...................................................      (38.78%)       71.10%        11.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   4,194     $   3,017     $      95
Ratio of Expenses to Average Net Assets ...........................        2.09%         2.11%         2.21%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................................       (1.66%)       (1.61%)       (1.75%)
Portfolio Turnover Rate ...........................................          48%           35%           54%

SECURITY ULTRAFUND (CLASS S)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                                      --------------------------------
                                                                      2001(c)(m)
                                                                      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............................   $   12.51

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................................       (0.12)
Net Gain (Loss) on Securities (realized and unrealized) ...........       (3.96)
                                                                      ---------
Total from Investment Operations ..................................       (4.08)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............................          --
Distributions (from Realized Gains) ...............................          --
                                                                      ---------
    Total Distributions ...........................................          --
                                                                      ---------
NET ASSET VALUE END OF PERIOD .....................................   $    8.43
                                                                      =========
TOTAL RETURN(a) ...................................................      (34.75%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............................   $   1,499
Ratio of Expenses to Average Net Assets ...........................        2.10%
Ratio of Net Income (Loss) to Average
  Net Assets ......................................................       (1.72%)
Portfolio Turnover Rate ...........................................          52%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       100

--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B, C and S shares.

(b) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                              2001        2000       1999        1998        1997
                                              ----        ----      -----       ------      ------
Total Return Series            Class A         N/A         N/A       2.3%        2.5%        2.4%
                               Class B         N/A         N/A       3.2%        3.4%        3.3%
                               Class C         N/A         N/A       3.2%         N/A         N/A
Social Awareness Series        Class A         N/A         N/A        N/A        1.5%        1.7%
                               Class B         N/A         N/A        N/A        2.5%        2.8%
Mid Cap Value Series           Class A         N/A         N/A        N/A        1.5%        1.9%
                               Class B         N/A         N/A        N/A        2.6%        2.8%
Small Cap Growth Series        Class A         N/A        1.6%       1.5%        2.4%         N/A
                               Class B         N/A        2.5%       2.9%        3.4%         N/A
                               Class C         N/A        2.5%       2.5%         N/A         N/A
International Series           Class A        3.8%        3.5%       4.7%         N/A         N/A
                               Class B        4.5%        4.3%       5.4%         N/A         N/A
                               Class C        4.5%        4.1%       5.0%         N/A         N/A
Large Cap Growth Series        Class A        2.2%         N/A        N/A         N/A         N/A
                               Class B        2.9%         N/A        N/A         N/A         N/A
                               Class C        2.9%         N/A        N/A         N/A         N/A
                               Class S        3.1%         N/A        N/A         N/A         N/A
Technology Series              Class A        2.7%        2.3%        N/A         N/A         N/A
                               Class B        3.4%        3.0%        N/A         N/A         N/A
                               Class C        3.5%        3.0%        N/A         N/A         N/A
                               Class S        3.6%         N/A        N/A         N/A         N/A

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Mid Cap Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(f) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Total Return Series effective August 1, 1997. Prior to August 1, 1997 Security Management Company, LLC (SMC) paid
     Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Total Return Series.

(g) Security Small Cap Growth Series was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(h) Security Enhanced Index Series, Security International Series and Security Select 25(R) Series were initially capitalized on January 29, 1999, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Class "C" Shares were initially offered for sale on January 29, 1999. Percentage amounts for the period, except total return, have been annualized.

(j) Prior to May 15, 1999 SMC paid Meridian for sub-advisory services provided to Total Return Series. Effective May 15, 1999 the sub-advisory contract with Meridian was terminated and SMC continued to provide advisory services to the Total Return Series.

(k) Security Large Cap Growth Series and Security Technology Series were initially capitalized on May 1, 2000, with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

(l) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning May 1, 2000 for Security Large Cap Growth Series, Security Technology Series and Security International Series. Expense ratios with such reductions would have been as follows:

                                                           2001             2000
                                                         -------           ------
International Series                   Class A            2.49%              N/A
                                       Class B            3.23%              N/A
                                       Class C            3.23%              N/A
Large Cap Growth Series                Class A            1.99%            1.85%
                                       Class B              N/A            2.61%
                                       Class C              N/A            2.60%
Technology Series                      Class A            2.25%            2.25%
                                       Class B            3.00%            3.00%
                                       Class C            3.00%            3.00%
                                       Class S            3.00%              N/A

(m) Class "S" Shares were initially offered for sale on February 1, 2001. Percentage amounts for the period, except total return, have been annualized. Total return has been calculated for the period February 1, 2001 through September 30, 2001.

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       101

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

1.   SIGNIFICANT ACCOUNTING POLICIES

     Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. Class "A" shares are generally sold with a sales charge at the time of purchase. Class "A" shares are not subject to a sales charge when they are redeemed, except that purchases of Class "A" shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class "B" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. Class "C" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within one year of acquisition incur a contingent deferred sales charge. The Funds began offering an additional class of shares ("S" shares) to the public on February 1, 2001. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within seven years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

     A. SECURITY VALUATION - Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series', International Series' and Technology Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and International Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and International Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. These funds may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the statement of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - Growth and Income Fund, Equity Series, Social Awareness Series, Small Cap Growth Series, Enhanced Index Series, International Series, and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These funds may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a


--------------------------------------------------------------------------------
                                      102

--------------------------------------------------------------------------------

SEPTEMBER 30, 2001

futures contract, the Funds are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities. The impact of this accounting change was immaterial to the Funds.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses and the deferral of wash sale losses.

     G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     H. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     I. SECURITIES LENDING - Certain of the Series may lend up to 33 1/3% of the value of total assets to broker/dealers, banks, or other institutional borrowers of securities in order to earn additional income. Each Series' policy is to maintain collateral in the form of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program equal to at least 100% of the value of securities loaned. The collateral is then "marked-to-market" daily until the securities are returned.

2.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Growth and Income Fund, Equity Series, Global Series, and Ultra Fund for a single fee, including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund, this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1.5% of the next $20 million, and 1% of the remaining net assets of the fund for the fiscal year. For Global Series, this fee is equal to 2% of the first $70 million of the average daily closing value of the series' net assets and 1.5% of the remaining average net assets of the series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class "B", Class "C" and Class "S" distribution fees. Management fees are payable to SMC under an investment advisory contract at an annual rate of 0.75% of the average daily net assets for Total Return, Enhanced Index and Select 25 Series, 1.00% for Social Awareness, Mid Cap Value, Small Cap Growth, Large Cap Growth and Technology Series, and 1.10% for International Series.

     SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each fund. For these services, the Investment Manager receives, from the International Series an administrative fee equal to .045% of the average daily net assets of the series plus the greater of .10% of the average net assets or
(i) $45,000 for the year ended January 31, 2001 and (ii) $60,000 for the year ended January 31, 2002. For administrative services provided to the Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, Select 25 and the Large Cap Growth Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments, except from Growth and Income Fund, Equity Series, Global Series and Ultra Fund.

     For the Technology Series, the administrative fee is equal to .045% of the average daily net assets of the Series plus the greater of .10% of the average net assets, or (i) $30,000 in the year ending April 30, 2001; (ii) $45,000 in the year ending April 30, 2002 or (iii) $60,000 thereafter.

     Beginning January 1, 2001, The Dreyfus Corporation began furnishing investment advisory services to the Growth and Income Fund. For such services SMC pays Dreyfus an annual fee equal to .25% of the average daily closing value of the net assets of Growth and Income Fund, computed on a daily basis and paid monthly.

     SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of Global Series and another fund managed by SMC, SBL Series D, computed on a daily basis as follows:

Combined Average Daily Net Assets                                                    Annual Fees
---------------------------------                                                    -----------
$0 to $300 Million .................................................................    .35%
$300 Million to $750 Million .......................................................    .30%
$750 Million or more................................................................    .25%

--------------------------------------------------------------------------------
                                      103

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

SMC pays Strong Capital Management, Inc. ("Strong") with respect to Small Cap Growth Series, an annual fee based on the combined average net assets of the Series and another fund managed by SMC, SBL Series X, computed on a daily basis as follows:

Combined Average Daily Net Assets                                Annual Fees
---------------------------------                                -----------
Less Than $150 Million ..........................................   50%
$150 Million to $500 Million ....................................   45%
$500 Million or more ............................................   40%

     Deutsche Asset Management, Inc. furnishes investment advisory services to Enhanced Index and International Series. Effective May 1, 2001 Bankers Trust Company changed its name to Deutsche Asset Management, Inc. For such services to the Enhanced Index Series SMC pays Deutsche Asset Management, Inc. an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Series and another fund managed by SMC, SBL Series H, computed on a daily basis as follows:

Combined Average Daily Net Assets                                Annual Fees
---------------------------------                                -----------
$0 to $100 Million...............................................     20%
$100 Million to $300 Million.....................................     15%
$300 Million or more ............................................     13%

     SMC also pays Deutsche Asset Management, Inc. a minimum fee equal to $200,000 per year in the third and following years of the Series' operations. For the services provided to the International Series, SMC pays Deutsche Asset Management, Inc. an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Series and another fund managed by SMC, SBL Series I, computed on a daily basis as follows:

Combined Average Daily Net Assets                                     Annual Fees
---------------------------------                                     -----------
$0 to $200 Million .................................................       60%
$200 Million or more ...............................................       55%

     Wellington Management Company, LLP furnishes investment advisory services to the Technology Series. For such services, SMC pays Wellington an annual fee equal to .50% of the average daily closing value of the combined net assets of Technology Series and another fund managed by SMC, SBL Series T.

     SMC has agreed to limit the total expenses of the Enhanced Index and Select 25 Series to 1.75%, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth and Large Cap Growth Series to 2.00%, and International and Technology Series to 2.25%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees. The expense limits other than those for Enhanced Index, Select 25 and International Series are voluntary limits which may be limited at any time without notice to shareholders. SMC waived management fees for the Small Cap Growth Series through November 30, 1999.

     The Funds have adopted Distribution Plans related to the offering of Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 and Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and the Technology Series have also adopted such a Plan with respect to their Class A Shares. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund's Class B, Class C, and Class S shares and 0.25% of the average daily net assets of the Small Cap Growth, Enhanced Index, International, Select 25 Series, Large Cap Growth and the Technology Series Class A shares.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor of the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, within 1 year of the date of purchase for Class C shares and within seven years of the date of purchase of Class S Shares after allowances to brokers and dealers, all in the amounts presented in the following table:

                                       SDI                                        BROKER/    BROKER/    BROKER/    BROKER/
                                   UNDERWRITING   CDSC       CDSC        CDSC     DEALER     DEALER     DEALER     DEALER
                                    (CLASS A)   (CLASS B)  (CLASS C)   (CLASS S)  (CLASS A)  (CLASS B)  (CLASS C)  (CLASS S)
                                   ------------ ---------  ---------   ---------  ---------  ---------  ---------  ---------
Growth and Income Fund ............   $  1,288   $ 12,997   $     59        $--   $ 37,093   $ 32,137   $  1,516   $    760
Security Equity Fund:
  Equity Series ...................     17,220    252,127        524         --    710,899    834,767     12,804      3,176
  Global Series ...................        628     32,680        879         --     59,842     81,360      6,288      1,080
  Total Return Series .............        686      1,713          5         --      6,861      6,779        356         80
  Social Awareness Series .........        463     18,352        159         --     45,511     53,243      4,012      1,452
  Mid Cap Value Series ............      1,900     28,507        967     10,325    120,736    214,426     16,185    296,825
  Small Cap Growth Series .........        905      9,919        651         --     36,051     44,638      4,425        841
  Enhanced Index Series ...........      1,202     21,608        245         --     12,080     23,311      2,890        120
  International Series ............        640      1,516        224         --      3,502      5,825      1,316         --
  Select 25 Series ................      1,512     31,538      1,239         --     50,348     56,787      6,288        372
  Large Cap Growth Series .........        588        276      4,107         --     12,699     29,856     17,643         85
  Technology Series ...............        863      1,900        847         --     14,575     11,094      8,772      8,955
Security Ultra Fund ...............      7,637     38,128      1,755         --    115,653    163,480     13,825     96,910

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

--------------------------------------------------------------------------------
                                      104

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

3.   UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 2001, were as follows:

                                                                 GROSS           GROSS        NET UNREALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                              -------------   --------------  ---------------
Growth and Income Fund .....................................  $     718,496   $  (9,189,599)   $  (8,471,103)
Security Equity Fund:
  Equity Series ............................................    174,431,916     (74,325,710)     100,106,206
  Global Series ............................................      5,258,604     (18,160,349)     (12,901,745)
  Total Return Series ......................................        207,264      (1,620,125)      (1,412,861)
  Social Awareness Series ..................................      2,480,851      (5,105,154)      (2,624,303)
  Mid Cap Value Series .....................................      9,531,613      (9,382,316)         149,297
  Small Cap Growth Series ..................................      2,065,105      (2,115,105)         (50,000)
  Enhanced Index Series ....................................        745,832      (5,294,412)      (4,548,580)
  International Series .....................................         80,701      (1,176,772)      (1,096,071)
  Select 25 Series .........................................        935,785      (6,997,593)      (6,061,808)
  Large Cap Growth Series ..................................        140,212      (3,425,963)      (3,285,751)
  Technology Series ........................................         27,536      (4,147,481)      (4,119,945)
Security Ultra Fund ........................................     33,229,092     (40,831,578)      (7,602,486)

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the year ended September 30, 2001, (excluding overnight investments and short-term investments) are as follows:

                                                                                             PROCEEDS
                                                                          PURCHASES         FROM SALES
                                                                        -------------     -------------
Growth and Income Fund ...........................................      $ 108,835,361     $ 111,813,662
Security Equity Fund:
  Equity Series ..................................................        185,390,038       260,047,562
  Global Series ..................................................         43,579,724        30,176,223
  Total Return Series ............................................          2,297,001         2,446,742
  Social Awareness Series ........................................          4,396,445         5,827,578
  Mid Cap Value Series ...........................................         86,632,848        38,683,453
  Small Cap Growth Series ........................................        132,608,700       133,299,107
  Enhanced Index Series ..........................................          8,640,683        10,228,911
  International Series ...........................................         13,813,661        14,239,690
  Select 25 Series ...............................................         16,563,681        18,344,176
  Large Cap Growth Series ........................................          3,962,980           361,008
  Technology Series ..............................................         22,351,258        18,218,846
Security Ultra Fund ..............................................        138,212,078       103,662,475

5.   FORWARD FOREIGN EXCHANGE CONTRACTS

     At September 30, 2001, International Series had the following open forward foreign exchange contracts to buy or sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                                                                      NET UNREALIZED
CONTRACTS                                SETTLEMENT        FOREIGN CURRENCY       AMOUNT TO BE     U.S. $ VALUE        APPRECIATION
TO BUY                                      DATE       TO BE DELIVERED IN U.S.$   PAID IN U.S.$   AS OF 09/30/01      (DEPRECIATION)
---------                                ----------    ------------------------   -------------   --------------      --------------
INTERNATIONAL SERIES
Canadian Dollar ......................     10/4/01              45,000               $28,484        $28,485                 $ 1
                                                                                                                            ===

                                                                                                                      NET UNREALIZED
CONTRACTS                                    SETTLEMENT       FOREIGN CURRENCY        AMOUNT TO BE    U.S. $ VALUE     APPRECIATION
TO SELL                                         DATE     TO BE DELIVERED IN U.S.$  RECEIVED IN U.S.$  AS OF 09/30/01  (DEPRECIATION)
---------                                    ----------  ------------------------  -----------------  --------------  --------------
INTERNATIONAL SERIES
Canadian Dollar ........................      10/24/01                395,457           $250,000       $250,240            $(240)
Japanese Yen ...........................      10/24/01             29,765,500            250,000        250,349             (349)
                                                                                                                           -----
                                                                                                                           $(589)
                                                                                                                           =====

6.   OPEN FUTURES CONTRACTS

                                                    NUMBER OF                       CONTRACT          MARKET        UNREALIZED
                                        POSITION    CONTRACTS    EXPIRATION DATE     AMOUNT           VALUE         GAIN/LOSS
                                        --------    ---------    ---------------   -----------      ---------       -----------
ENHANCED INDEX SERIES
S&P 500 E-Mini Future ...............       Long            6         12/21/01      $  302,439       $  313,125        $ 10,686
S&P 500 Index Future ................       Long            6         12/20/01       1,559,961        1,565,550           5,589
                                                                                                                       --------
                                                                                                                       $ 16,275
                                                                                                                       ========
INTERNATIONAL SERIES
Topix Index Future ..................       Long            3         12/13/01        256,025         255,603            $(422)

--------------------------------------------------------------------------------
                                      105

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

 7.  CAPITAL SHARE TRANSACTIONS

     The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:

                                        2001           2001             2001          2001             2001
                                       Shares         Amount           Shares        Amount           Shares
                                        Sold           Sold          Reinvested    Reinvested        Redeemed
                                   -------------  -------------    -------------  -------------     ------------
Growth and Income Fund
  Class A shares ..............         735,881   $   4,558,768          67,314   $     419,365      (1,843,890)
  Class B shares ..............         314,886       1,867,041              --              --        (374,960)
  Class C shares ..............         118,356         713,249              --              --         (23,462)
  Class S shares ..............           7,636          46,988              --              --              --
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................       1,176,759   $   7,186,046          67,314   $     419,365      (2,242,312)
                                     ==========   =============      ==========   =============     ===========
Security Equity Fund:
 Equity Series
  Class A shares ..............      10,662,579   $  83,685,615      12,508,257   $ 105,569,821     (17,716,938)
  Class B shares ..............       5,051,157      36,396,598       2,779,586      21,764,155      (7,658,980)
  Class C shares ..............         323,491       2,382,480          81,177         668,094        (257,235)
  Class S shares ..............          17,728         125,404              --              --              --
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................      16,054,955   $ 122,590,097      15,369,020   $ 128,002,070     (25,633,153)
                                     ==========   =============      ==========   =============     ===========
 Global Series
  Class A shares ..............       4,312,915   $  60,974,682         716,125   $  10,323,385      (3,901,765)
  Class B shares ..............         630,395       8,433,918         424,510       5,775,880        (505,770)
  Class C shares ..............         213,028       2,974,473          38,692         545,022         (63,899)
  Class S shares ..............           5,631          73,000              --              --            (296)
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................       5,161,969   $  72,456,073       1,179,327   $  16,644,287      (4,471,730)
                                     ==========   =============      ==========   =============     ===========
 Total Return Series
  Class A shares ..............          90,149   $     885,000           1,100   $      12,185         (77,212)
  Class B shares ..............          24,106         241,904           1,140          12,322         (40,382)
  Class C shares ..............          17,309         171,350              22             241          (2,312)
  Class S shares ..............             215           2,000              --              --              --
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................         131,779   $   1,300,254           2,262   $      24,748        (119,906)
                                     ==========   =============      ==========   =============     ===========
 Social Awareness Series
  Class A shares ..............         223,468   $   5,015,472          13,389   $     321,016        (309,079)
  Class B shares ..............          88,622       1,855,427          10,042         230,222         (77,632)
  Class C shares ..............          31,640         688,498             822          19,271          (3,732)
  Class S shares ..............           1,583          36,300              --              --            (276)
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................         345,313   $   7,595,697          24,253   $     570,509        (390,719)
                                     ==========   =============      ==========   =============     ===========
 Mid Cap Value Series
  Class A shares ..............       1,444,875   $  30,051,144         164,650   $   3,044,301        (469,581)
  Class B shares ..............       1,063,580      21,276,502          72,534       1,293,791        (271,334)
  Class C shares ..............         296,497       6,105,178          14,564         263,856         (63,422)
  Class S shares ..............         385,640       8,151,488              --              --         (30,438)
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................       3,190,592   $  65,584,312         251,748   $   4,601,948        (834,775)
                                     ==========   =============      ==========   =============     ===========
 Small Cap Growth Series
  Class A shares ..............         801,567   $  11,832,144         126,942   $   2,028,028        (899,615)
  Class B shares ..............         485,512       7,162,892          54,038         830,891        (428,103)
  Class C shares ..............         125,855       1,712,588          14,768         231,644         (67,409)
  Class S shares ..............           5,780          67,030              --              --              --
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................       1,418,714   $  20,774,654         195,748   $   3,090,563      (1,395,127)
                                     ==========   =============      ==========   =============     ===========
 Enhanced Index Series
  Class A shares ..............         197,142   $   1,958,174           6,171   $      64,739         (97,813)
  Class B shares ..............         133,817       1,316,759           8,285          85,677        (190,439)
  Class C shares ..............          87,057         843,394           5,280          54,649        (113,876)
  Class S shares ..............             339           3,000              --              --              --
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................         418,355   $   4,121,327          19,736   $     205,065        (402,128)
                                     ==========   =============      ==========   =============     ===========
 International Series
  Class A shares ..............         158,611   $   1,344,418          16,680   $     160,797        (148,828)
  Class B shares ..............          22,172         193,922           9,711          92,354         (13,362)
  Class C shares ..............          27,457         235,007          13,100         124,980         (34,997)
  Class S shares ..............              --              --              --              --              --
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................         208,240   $   1,773,347          39,491   $     378,131        (197,187)
                                     ==========   =============      ==========   =============     ===========
 Select 25 Series
  Class A shares ..............         345,987   $   3,334,756              --   $          --        (394,286)
  Class B shares ..............         232,938       2,261,926              --              --        (306,997)
  Class C shares ..............         103,823       1,007,338              --              --        (145,082)
  Class S shares ..............           1,668          14,300              --              --              --
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................         684,416   $   6,618,320              --   $          --        (846,365)
                                     ==========   =============      ==========   =============     ===========
 Large Cap Growth Series
  Class A shares ..............         255,450   $   1,992,412              --   $          --         (97,167)
  Class B shares ..............         156,711       1,268,854              --              --         (37,462)
  Class C shares ..............         301,454       2,381,104              --              --         (84,435)
  Class S shares ..............             317           2,386              --              --              --
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................         713,932   $   5,644,756              --   $          --        (219,064)
                                     ==========   =============      ==========   =============     ===========
 Technology Series
  Class A shares ..............         666,719   $   4,242,527              --   $          --        (244,687)
  Class B shares ..............          78,874         524,424              --              --         (29,538)
  Class C shares ..............         186,696       1,176,155              --              --         (25,995)
  Class S shares ..............          52,228         283,350              --              --         (13,766)
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................         984,517   $   6,226,456              --   $          --        (313,986)
                                     ==========   =============      ==========   =============     ===========
 Security Ultra Fund
  Class A shares ..............       5,059,861   $  60,350,578       1,506,092   $  17,877,361      (4,459,504)
  Class B shares ..............       1,992,540      21,681,497         359,733       3,870,738      (1,367,759)
  Class C shares ..............         380,274       4,315,275          23,047         267,342         (94,313)
  Class S shares ..............         241,795       2,780,756              --              --         (63,986)
                                     ----------   -------------      ----------   -------------     -----------
    Total .....................       7,674,470   $  89,128,106       1,888,872   $  22,015,441      (5,985,562)
                                     ==========   =============      ==========   =============     ===========



                                     2001           2001 Total            2001 Total
                                    Amount      Increase/(Decrease)    Increase/(Decrease)
                                   Redeemed           Shares                Amount
                                 -------------- -------------------    -------------------
Growth and Income Fund
  Class A shares ..............  $ (11,349,763)      (1,040,695)        $  (6,371,630)
  Class B shares ..............     (2,210,790)         (60,074)             (343,749)
  Class C shares ..............       (138,827)          94,894               574,422
  Class S shares ..............             --            7,636                46,988
                                 -------------        ---------         -------------
    Total .....................  $ (13,699,380)        (998,239)        $  (6,093,969)
                                 =============        =========         =============
Security Equity Fund:
 Equity Series
  Class A shares ..............  $(139,187,533)       5,453,898         $  50,067,903
  Class B shares ..............    (54,701,729)         171,763             3,459,024
  Class C shares ..............     (1,840,573)         147,433             1,210,001
  Class S shares ..............             --           17,728               125,404
                                 -------------        ---------         -------------
    Total .....................  $(195,729,835)       5,790,822         $  54,862,332
                                 =============        =========         =============
 Global Series
  Class A shares ..............  $ (56,194,385)       1,127,275         $  15,103,682
  Class B shares ..............     (6,779,678)         549,135             7,430,120
  Class C shares ..............       (919,962)         187,821             2,599,533
  Class S shares ..............         (3,356)           5,335                69,644
                                 -------------        ---------         -------------
    Total .....................  $ (63,897,381)       1,869,566         $  25,202,979
                                 =============        =========         =============
 Total Return Series
  Class A shares ..............  $    (769,855)          14,037         $     127,330
  Class B shares ..............       (406,545)         (15,136)             (152,319)
  Class C shares ..............        (22,564)          15,019               149,027
  Class S shares ..............             --              215                 2,000
                                 -------------        ---------         -------------
    Total .....................  $  (1,198,964)          14,135         $     126,038
                                 =============        =========         =============
 Social Awareness Series
  Class A shares ..............  $  (6,651,193)         (72,222)        $  (1,314,705)
  Class B shares ..............     (1,598,671)          21,032               486,978
  Class C shares ..............        (78,754)          28,730               629,015
  Class S shares ..............         (4,974)           1,307                31,326
                                 -------------        ---------         -------------
    Total .....................  $  (8,333,592)         (21,153)        $    (167,386)
                                 =============        =========         =============
 Mid Cap Value Series
  Class A shares ..............  $  (9,435,740)       1,139,944         $  23,659,705
  Class B shares ..............     (5,238,587)         864,780            17,331,706
  Class C shares ..............     (1,226,188)         247,639             5,142,846
  Class S shares ..............       (619,745)         355,202             7,531,743
                                 -------------        ---------         -------------
    Total .....................  $ (16,520,260)       2,607,565         $  53,666,000
                                 =============        =========         =============
 Small Cap Growth Series
  Class A shares ..............  $ (13,928,471)          28,894         $     (68,299)
  Class B shares ..............     (5,821,539)         111,447             2,172,244
  Class C shares ..............       (905,887)          73,214             1,038,345
  Class S shares ..............             --            5,780                67,030
                                 -------------        ---------         -------------
    Total .....................  $ (20,655,897)         219,335         $   3,209,320
                                 =============        =========         =============
 Enhanced Index Series
  Class A shares ..............  $    (960,272)         105,500         $   1,062,641
  Class B shares ..............     (1,747,232)         (48,337)             (344,796)
  Class C shares ..............     (1,035,261)         (21,539)             (137,218)
  Class S shares ..............             --              339                 3,000
                                 -------------        ---------         -------------
    Total .....................  $  (3,742,765)          35,963         $     583,627
                                 =============        =========         =============
 International Series
  Class A shares ..............  $  (1,247,792)          26,463         $     257,423
  Class B shares ..............       (110,875)          18,521               175,401
  Class C shares ..............       (303,804)           5,560                56,183
  Class S shares ..............             --               --                    --
                                 -------------        ---------         -------------
    Total .....................  $  (1,662,471)          50,544         $     489,007
                                 =============        =========         =============
 Select 25 Series
  Class A shares ..............  $  (3,787,919)         (48,299)        $    (453,163)
  Class B shares ..............     (2,792,325)         (74,059)             (530,399)
  Class C shares ..............     (1,330,897)         (41,259)             (323,559)
  Class S shares ..............             --            1,668                14,300
                                 -------------        ---------         -------------
    Total .....................  $  (7,911,141)        (161,949)        $  (1,292,821)
                                 =============        =========         =============
 Large Cap Growth Series
  Class A shares ..............  $    (738,305)         158,283         $   1,254,107
  Class B shares ..............       (248,258)         119,249             1,020,596
  Class C shares ..............       (691,711)         217,019             1,689,393
  Class S shares ..............             --              317                 2,386
                                 -------------        ---------         -------------
    Total .....................  $  (1,678,274)         494,868         $   3,966,482
                                 =============        =========         =============
 Technology Series
  Class A shares ..............  $  (1,367,594)         422,032         $   2,874,933
  Class B shares ..............       (170,968)          49,336               353,456
  Class C shares ..............       (133,592)         160,701             1,042,563
  Class S shares ..............        (59,619)          38,462               223,731
                                 -------------        ---------         -------------
    Total .....................  $  (1,731,773)         670,531         $   4,494,683
                                 =============        =========         =============
 Security Ultra Fund
  Class A shares ..............  $ (51,400,627)       2,106,449         $  26,827,312
  Class B shares ..............    (14,013,238)         984,514            11,538,997
  Class C shares ..............     (1,049,860)         309,008             3,532,757
  Class S shares ..............       (657,715)         177,809             2,123,041
                                 -------------        ---------         -------------
    Total .....................  $ (67,121,440)       3,577,780         $  44,022,107
                                 =============        =========         =============

--------------------------------------------------------------------------------
                                      106

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

                                         2000          2000             2000          2000             2000
                                        Shares        Amount           Shares        Amount           Shares
                                        Sold           Sold          Reinvested    Reinvested        Redeemed
                                    -----------   -------------     ------------  -------------    -------------
Growth and Income Fund
  Class A shares ..............       1,009,210   $   6,523,541         334,927   $   2,254,392      (2,350,550)
  Class B shares ..............         278,673       1,787,298          35,504         232,977        (578,249)
  Class C shares ..............          72,069         460,165           1,771          11,805         (39,137)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................       1,359,952   $   8,771,004         372,202   $   2,499,174      (2,967,936)
                                     ==========   =============       =========   =============     ===========
Equity Series
  Class A shares ..............      15,238,098   $ 159,026,464       2,954,492   $  30,481,483     (27,144,218)
  Class B shares ..............       6,501,463      64,250,119         643,490       6,291,400      (7,783,050)
  Class C shares ..............         387,617       4,006,316          77,916         814,389        (382,364)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................      22,127,178   $ 227,282,899       3,675,898   $  37,587,272     (35,309,632)
                                     ==========   =============       =========   =============     ===========
Global Series
  Class A shares ..............       2,462,327   $  46,229,349         168,184   $   2,757,048      (1,423,899)
  Class B shares ..............       1,144,475      20,285,235         126,914       1,989,121      (1,082,927)
  Class C shares ..............         134,949       2,527,662           1,680          27,301          (6,103)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................       3,741,751   $  69,042,246         296,778   $   4,773,470      (2,512,929)
                                     ==========   =============       =========   =============     ===========
Total Return Series
  Class A shares ..............          65,822   $     782,816          16,654   $     196,238         (56,832)
  Class B shares ..............          37,266         439,913          17,284         200,891         (32,672)
  Class C shares ..............           4,815          57,237              59             692            (525)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................         107,903   $   1,279,966          33,997   $     397,821         (90,029)
                                     ==========   =============       =========   =============     ===========
Social Awareness Series
  Class A shares ..............         290,347   $   7,743,854           8,781   $     225,141        (176,439)
  Class B shares ..............         146,061       3,722,266           6,210         154,141         (37,406)
  Class C shares ..............          27,842         737,958             286           7,240          (9,088)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................         464,250   $  12,204,078          15,277   $     386,522        (222,933)
                                     ==========   =============       =========   =============     ===========
Mid Cap Value Series
  Class A shares ..............         510,359   $   9,287,405          56,965   $     907,160        (280,317)
  Class B shares ..............         221,880       3,957,700          24,284         377,734        (143,355)
  Class C shares ..............          91,251       1,668,689           2,976          47,000         (12,680)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................         823,490   $  14,913,794          84,225   $   1,331,894        (436,352)
                                     ==========   =============       =========   =============     ===========
Small Cap Growth Series
  Class A shares ..............       1,022,035   $  22,293,603          32,035   $     561,850        (625,943)
  Class B shares ..............         723,075      14,757,159           2,531          43,258        (369,326)
  Class C shares ..............         128,771       2,639,962           2,240          38,867         (28,187)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................       1,873,881   $  39,690,724          36,806   $     643,975      (1,023,456)
                                     ==========   =============       =========   =============     ===========
Enhanced Index Series
  Class A shares ..............         237,263   $   2,447,889           7,667   $      84,510        (272,853)
  Class B shares ..............         199,389       2,318,766          10,742         117,646        (186,972)
  Class C shares ..............         137,050       1,592,783           5,675          62,264         (27,751)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................         573,702   $   6,359,438          24,084   $     264,420        (487,576)
                                     ==========   =============       =========   =============     ===========
International Series
  Class A shares ..............         140,827   $   1,768,064              --   $          --         (42,180)
  Class B shares ..............          37,806         465,637              --              --         (16,359)
  Class C shares ..............          70,866         840,265              --              --          (2,014)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................         249,499   $   3,073,966              --   $          --         (60,553)
                                     ==========   =============       =========   =============     ===========
Select 25 Series
  Class A shares ..............       1,189,517   $  13,894,273              --   $          --        (574,931)
  Class B shares ..............         783,600       9,067,246              --              --        (391,043)
  Class C shares ..............         393,644       4,533,396              --              --        (166,703)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................       2,366,761   $  27,494,915              --   $          --      (1,132,677)
                                     ==========   =============       =========   =============     ===========
Large Cap Growth Series
  Class A shares ..............         257,785   $   2,590,226              --   $          --         (10,076)
  Class B shares ..............         212,322       2,140,185              --              --          (1,032)
  Class C shares ..............         217,879       2,178,340              --              --             (35)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................         687,986   $   6,908,751              --   $          --         (11,143)
                                     ==========   =============       =========   =============     ===========
Technology Series
  Class A shares ..............         474,075   $   4,740,692              --   $          --          (8,829)
  Class B shares ..............         221,002       2,208,003              --              --          (6,929)
  Class C shares ..............         249,271       2,495,567              --              --          (2,039)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................         944,348   $   9,444,262              --   $          --         (17,797)
                                     ==========   =============       =========   =============     ===========
Security Ultra Fund
  Class A shares ..............       5,814,574   $  74,604,827         411,416   $   4,476,586      (3,296,864)
  Class B shares ..............       2,510,768      30,361,621          59,870         602,354        (718,043)
  Class C shares ..............         195,926       2,684,227             670           7,207          (5,811)
                                     ----------   -------------       ---------   -------------     -----------
    Total .....................       8,521,268   $ 107,650,675         471,956   $   5,086,147      (4,020,718)
                                     ==========   =============       =========   =============     ===========

                                     2000             2000 Total            2000 Total
                                    Amount         Increase/Decrease     Increase/Decrease
                                   Redeemed             Shares               Amount
                                  --------------   -----------------     -----------------
Growth and Income Fund
  Class A shares ..............   $ (15,151,767)      (1,006,413)         $  (6,373,834)
  Class B shares ..............      (3,612,927)        (264,072)            (1,592,652)
  Class C shares ..............        (249,494)          34,703                222,476
                                  -------------       ----------          -------------
    Total .....................   $ (19,014,188)      (1,235,782)         $  (7,744,010)
                                  =============       ==========          =============
Equity Series
  Class A shares ..............   $(280,873,595)      (8,951,628)         $ (91,365,648)
  Class B shares ..............     (76,002,989)        (638,097)            (5,461,470)
  Class C shares ..............      (3,966,706)          83,169                853,999
                                  -------------       ----------          -------------
    Total .....................   $(360,843,290)      (9,506,556)         $ (95,973,119)
                                  =============       ==========          =============
Global Series
  Class A shares ..............   $ (25,970,043)       1,206,612          $  23,016,354
  Class B shares ..............     (18,443,388)         188,462              3,830,968
  Class C shares ..............        (112,953)         130,526              2,442,010
                                  -------------       ----------          -------------
    Total .....................   $ (44,526,384)       1,525,600          $  29,289,332
                                  =============       ==========          =============
Total Return Series
  Class A shares ..............   $    (675,711)          25,644          $     303,343
  Class B shares ..............        (380,528)          21,878                260,276
  Class C shares ..............          (6,310)           4,349                 51,619
                                  -------------       ----------          -------------
    Total .....................   $  (1,062,549)          51,871          $     615,238
                                  =============       ==========          =============
Social Awareness Series
  Class A shares ..............   $  (4,657,500)         122,689          $   3,311,494
  Class B shares ..............        (954,285)         114,865              2,922,122
  Class C shares ..............        (236,244)          19,040                508,954
                                  -------------       ----------          -------------
    Total .....................   $  (5,848,029)         256,594          $   6,742,570
                                  =============       ==========          =============
Mid Cap Value Series
  Class A shares ..............   $  (4,827,525)         287,007          $   5,367,040
  Class B shares ..............      (2,401,680)         102,809              1,933,754
  Class C shares ..............        (231,280)          81,547              1,484,409
                                  -------------       ----------          -------------
    Total .....................   $  (7,460,485)         471,363          $   8,785,203
                                  =============       ==========          =============
Small Cap Growth Series
  Class A shares ..............   $ (12,618,641)         428,127          $  10,236,812
  Class B shares ..............      (6,538,157)         356,280              8,262,260
  Class C shares ..............        (553,626)         102,824              2,125,203
                                  -------------       ----------          -------------
    Total .....................   $ (19,710,424)         887,231          $  20,624,275
                                  =============       ==========          =============
Enhanced Index Series
  Class A shares ..............   $  (3,053,416)         (27,923)         $    (521,017)
  Class B shares ..............      (2,080,793)          23,159                355,619
  Class C shares ..............        (310,753)         114,974              1,344,294
                                  -------------       ----------          -------------
    Total .....................   $  (5,444,962)         110,210          $   1,178,896
                                  =============       ==========          =============
International Series
  Class A shares ..............   $    (510,492)          98,647          $   1,257,572
  Class B shares ..............        (189,690)          21,447                275,947
  Class C shares ..............         (22,657)          68,852                817,608
                                  -------------       ----------          -------------
    Total .....................   $    (722,839)         188,946          $   2,351,127
                                  =============       ==========          =============
Select 25 Series
  Class A shares ..............   $  (6,684,023)         614,586          $   7,210,250
  Class B shares ..............      (4,535,961)         392,557              4,531,285
  Class C shares ..............      (1,945,794)         226,941              2,587,602
                                  -------------       ----------          -------------
    Total .....................   $ (13,165,778)       1,234,084          $  14,329,137
                                  =============       ==========          =============
Large Cap Growth Series
  Class A shares ..............   $    (103,394)         247,709          $   2,486,832
  Class B shares ..............         (10,357)         211,290              2,129,828
  Class C shares ..............            (349)         217,844              2,177,991
                                  -------------       ----------          -------------
    Total .....................   $    (114,100)         676,843          $   6,794,651
                                  =============       ==========          =============
Technology Series
  Class A shares ..............   $     (86,896)         465,246          $   4,653,796
  Class B shares ..............         (70,401)         214,073              2,137,602
  Class C shares ..............         (20,710)         247,232              2,474,857
                                  -------------       ----------          -------------
    Total .....................   $    (178,007)         926,551          $   9,266,255
                                  =============       ==========          =============
Security Ultra Fund
  Class A shares ..............   $ (41,794,421)       2,929,126          $  37,286,992
  Class B shares ..............      (8,615,115)       1,852,595             22,348,860
  Class C shares ..............         (77,564)         190,785              2,613,870
                                  -------------       ----------          -------------
    Total .....................   $ (50,487,100)       4,972,506          $  62,249,722
                                  =============       ==========          =============

--------------------------------------------------------------------------------
                                      107

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

8.   OPTIONS WRITTEN

Transactions in options written for International Series for the year ended September 30, 2001 were as follows:

PUT OPTIONS WRITTEN

                                                                     NUMBER OF          PREMIUM
                                                                     CONTRACTS           AMOUNT
                                                                    -----------        ---------
Balance at September 30, 2000 ..................................       250,000         $  2,550
Opened .........................................................     3,250,000           34,050
Bought Back ....................................................      (250,000)          (8,812)
Expired ........................................................    (3,250,000)         (27,788)
Exercised ......................................................            --               --
                                                                    ----------         --------
Balance at September 30, 2001 ..................................            --         $     --
                                                                    ==========         ========

CALL OPTIONS WRITTEN

                                                                     NUMBER OF          PREMIUM
                                                                     CONTRACTS           AMOUNT
                                                                    -----------       ----------
Balance at September 30, 2000 ..................................           --         $     --
Opened .........................................................      801,003           19,870
Bought Back ....................................................     (293,003)          (7,889)
Expired ........................................................     (508,000)         (11,981)
Exercised ......................................................           --               --
                                                                     --------         --------
Balance at September 30, 2001 ..................................           --         $     --
                                                                     ========         ========


The following options written were outstanding for Mid Cap Value Series at September 30, 2001:

PUT OPTIONS WRITTEN


                                                                        EXPIRATION      EXERCISE     NUMBER OF        MARKET
COMMON STOCK                                                                  DATE         PRICE     CONTRACTS         VALUE
------------                                                            ----------      --------     ---------      --------
Acxiom Corporation ...............................................        10/19/01         12.50            95      $ 27,550
Forrester Research, Inc. .........................................        10/19/01         20.00           230        62,100
Maxwell Technologies, Inc. .......................................        12/21/01          5.00           500        15,000
                                                                                                           ---      --------
Total put options outstanding (premiums received, $80,084) .......                                         825      $104,650
                                                                                                           ===      ========

CALL OPTIONS WRITTEN

                                                                           EXPIRATION      EXERCISE     NUMBER OF      MARKET
COMMON STOCK                                                                  DATE          PRICE       CONTRACTS       VALUE
------------                                                               ----------      --------     ---------     --------
Casella Waste Systems, Inc. ........................................        12/21/01         12.50           367       $27,525
Franklin Resources, Inc. ...........................................        10/19/01         45.00           110            --
                                                                                                             ---       -------
Total call options outstanding (premiums received, $83,729) ........                                         477       $27,525
                                                                                                             ===       =======

Transactions in options written for Mid Cap Value Series for the year ended September 30, 2001 were as follows:

PUT OPTIONS WRITTEN

                                                              NUMBER OF       PREMIUM
                                                              CONTRACTS        AMOUNT
                                                              ---------    ----------
Balance at September 30, 2000 .............................        812      $ 92,801
Opened ....................................................      5,788       717,654
Bought Back ...............................................       (345)      (31,739)
Expired ...................................................     (3,166)     (427,643)
Exercised .................................................     (2,264)     (270,989)
                                                                ------      --------
Balance at September 30, 2001 .............................        825      $ 80,084
                                                                ======      ========


CALL OPTIONS WRITTEN

                                                                 NUMBER OF       PREMIUM
                                                                 CONTRACTS        AMOUNT
                                                                 ---------    -----------
Balance at September 30, 2000 .............................           139      $ 51,644
Opened ....................................................         2,065       462,572
Bought Back ...............................................           (35)      (18,270)
Expired ...................................................          (885)     (252,587)
Exercised .................................................          (807)     (159,630)
                                                                    -----      --------
Balance at September 30, 2001 .............................           477      $ 83,729
                                                                    =====      ========


--------------------------------------------------------------------------------
                                      108

--------------------------------------------------------------------------------

SEPTEMBER 30, 2001

8.   OPTIONS WRITTEN (CONTINUED)

The following options written were outstanding for Security Ultra Fund for the period ended September 30, 2001

PUT OPTIONS WRITTEN

                                                                      EXPIRATION       EXERCISE     NUMBER OF       MARKET
COMMON STOCK                                                             DATE            PRICE      CONTRACTS       VALUE
------------                                                          ----------       --------     ---------      --------
Acxiom Corporation ...............................................     10/19/01          12.50           202       $ 58,580
Alexion Pharmaceuticals, Inc. ....................................     11/16/01          15.00            38       $  5,320
INAMED Corporation ...............................................     10/19/01          25.00             7          5,460
Rational Software Corporation ....................................     10/19/01          12.50           850        323,000
                                                                                                       -----       --------
Total put options outstanding (premiums received, $116,673).......                                     1,097       $392,360
                                                                                                       =====       ========

CALL OPTIONS WRITTEN

                                                                       EXPIRATION       EXERCISE     NUMBER OF         MARKET
COMMON STOCK                                                              DATE            PRICE      CONTRACTS          VALUE
------------                                                           ----------       --------     ---------        -------
Dynegy, Inc. .....................................................       12/21/01         40.00         250           $43,750
Peregrine Systems, Inc. ..........................................       01/18/02         30.00         500             2,500
                                                                                                        ---           -------
Total call options outstanding (premiums received, $314,105) .....                                      750           $46,250
                                                                                                        ===           =======

Transactions in options written for Security Ultra Fund for the period ended September 30, 2001 were as follows:

PUT OPTIONS WRITTEN

                                                                       NUMBER OF      PREMIUM
                                                                       CONTRACTS       AMOUNT
                                                                       ---------    ----------
Balance at September 30, 2000 ......................................     1,822      $  406,931
Opened .............................................................    14,719       2,875,195
Bought Back ........................................................        --              --
Expired ............................................................    (8,192)     (1,679,974)
Exercised ..........................................................    (7,252)     (1,485,479)
                                                                        ------      ----------
Balance at September 30, 2001 ......................................     1,097      $  116,673
                                                                        ======      ==========

CALL OPTIONS WRITTEN

                                                                        NUMBER OF     PREMIUM
                                                                        CONTRACTS      AMOUNT
                                                                        ---------  ------------
Balance at September 30, 2000 .......................................      1,432   $    475,364
Opened ..............................................................      5,005      2,331,590
Bought Back .........................................................         --             --
Expired .............................................................     (2,860)    (1,684,851)
Exercised ...........................................................     (2,827)      (807,998)
                                                                          ------   ------------
Balance at September 30, 2001 .......................................        750   $    314,105
                                                                          ======   ============

9.   SECURITIES LENDING TRANSACTIONS

     In order to generate additional income, certain of the Funds may lend portfolio securities representing up to 33 1/3% of the value of total assets (which includes collateral received for securities on loan) to broker/dealers, institutional investors, or other persons. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at September 30, 2001, the amount of cash received as collateral held at September 30, 2001 and income generated during the period ended September 30, 2001, from the program were as follows:

                                                                                                    MARKET VALUE OF COLLATERAL
                                                      MARKET VALUE            INCOME RECEIVED      PURCHASED WITH CASH RECEIVED
                                                 OF LOANED SECURITIES    FROM SECURITIES LENDING     MONEY MARKET INSTRUMENT
                                                 --------------------    -----------------------   ----------------------------
International Series ...................               $  717,315                 $5,740                 $  755,170
Large Cap Growth Series ................                  863,378                  1,375                    894,770
Technology Series ......................                1,737,984                  2,970                  1,838,411

     State Street Bank acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Series. For these services, State Street Bank received $5,429 in aggregate securities lending fees for the period ended September 30, 2001. Fees generated from the funds included in this report for securities lending were as follows:

International Series ............................................          $3,090
Large Cap Growth Series .........................................             740
Technology Series ...............................................           1,599


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SEPTEMBER 30, 2001

10. FEDERAL TAX MATTERS

     The fund's designate as capital gain dividends paid during the fiscal year ended September 30, 2001 for the purpose of the dividends paid deduction on each Fund's federal income tax return as follows:

Security Growth and Income Fund ......................................         $         --
Security Equity Fund:
  Equity Series ......................................................          138,141,360
  Global Series ......................................................           10,304,075
  Total Return Series ................................................               25,223
  Social Awareness Series ............................................              600,756
  Mid Cap Value Series ...............................................            3,052,025
  Small Cap Growth Series ............................................            2,838,786
  Enhanced Index Series ..............................................              172,067
  International Series ...............................................              383,510
  Select 25(R)Series .................................................                   --
  Large Cap Growth Series ............................................                   --
  Technology Series ..................................................                   --
Security Ultra Fund ..................................................           22,698,990

     In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including net short-term capital gains) attributable to the fiscal year ended September 30, 2001, which qualify for the dividends received deductions for corporate shareholders are as follows:

Security Growth and Income Fund .....................................       100%
Security Equity Fund:
  Equity Series .....................................................         0%
  Global Series .....................................................         0%
  Total Return Series ...............................................         0%
  Social Awareness Series ...........................................         0%
  Mid Cap Value Series ..............................................         0%
  Small Cap Growth Series ...........................................         0%
  Enhanced Index Series .............................................         0%
  International Series ..............................................         0%
  Select 25(R)Series ................................................         0%
  Large Cap Growth Series ...........................................         0%
  Technology Series .................................................         0%
Security Ultra Fund .................................................         0%

At September 30, 2001, capital loss carry forwards were as follows:

Security Growth and Income Fund ................................. $  727,563         2008
                                                                   7,265,289         2009
                                                                  ----------
                                                                   7,992,852
Security Equity Fund:
  Equity Series .................................................    402,078         2009
  Global Series .................................................     28,793         2009
  Total Return Series ...........................................     40,498         2009
  Social Awareness Series .......................................     41,086         2009
  Mid Cap Value Series ..........................................         --
  Small Cap Growth Series .......................................    480,474         2009
  Enhanced Index Series .........................................    138,713         2009
  International Series ..........................................    286,251         2009
  Select 25(R)Series ............................................    368,467         2008
                                                                   2,259,072         2009
                                                                   ---------
                                                                   2,627,539
  Large Cap Growth Series .......................................     58,405         2009
  Technology Series .............................................     78,037         2009
  Security Ultra Fund ............................................        --


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                                      110

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY GROWTH AND INCOME FUND, SECURITY EQUITY FUND AND SECURITY ULTRA FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global, Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25(R), Large Cap Growth and Technology Series) and Security Ultra Fund (the Funds), as of September 30, 2001, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective entities/series constituting the Funds at September 30, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Kansas City, Missouri
November 2, 2001


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                                      111

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--------------------------------------------------------------------------------
                                      112

THE SECURITY GROUP OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Security Growth and Income Fund
Security Equity Fund

     o Equity Series

     o Global Series

     o Total Return Series

     o Social Awareness Series

     o Mid Cap Value Series

     o Small Cap Growth Series

     o Enhanced Index Series

     o International Series

     o Select 25 Series

     o Large Cap Growth Series

     o Technology Series

Security Ultra Fund

Security Income Fund

     o Diversified Income Series

     o High Yield Series

Security Municipal Bond Fund

Security Cash Fund


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


SECURITY FUNDS OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

DIRECTORS
---------

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank


OFFICERS
--------

John D. Cleland, Chairman of the Board
James R. Schmank, President
Terry A. Milberger, Vice President, Equity Fund
James P. Schier, Vice President, Equity and Ultra Fund
Cindy L. Shields, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer
Jana R. Selley, Compliance Officer


www.securitybenefit.com

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